SECURITIES PURCHASE

AGREEMENT

Dated as of September 16, 2014

among

MEDIJANE HOLDINGS INC.

and

THE PURCHASERS LISTED ON EXHIBIT A

TABLE OF CONTENTS

Page

ARTICLE I Purchase and Sale of Common Stock and Warrants ...................................................1

Section 1.1

Purchase and Sale of Common Stock and Warrants....................................1

Section 1.2

Purchase Price and Closing..........................................................................1

Section 1.3

Section 2.1

Representations and Warranties of the Company ........................................2

Section 2.2

Representations and Warranties of the Purchasers ....................................12

ARTICLE III Covenants................................................................................................................14

Section 3.1

Securities Compliance ...............................................................................14

Section 3.2

Registration and Listing .............................................................................14

Section 3.3

Inspection Rights .......................................................................................14

Section 3.4

Compliance with Laws ..............................................................................15

Section 3.5

Keeping of Records and Books of Account...............................................15

Section 3.6

Reporting Requirements ............................................................................15

Section 3.7

Other Agreements ......................................................................................15

Section 3.8

Reservation of Shares ................................................................................15

Section 3.9

Section 4.1

Conditions Precedent to the Obligation of the Company to

Close and to Sell the Shares and Warrants. ...............................................19

Section 4.2

Conditions Precedent to the Obligation of the Purchasers to

Close and to Purchase the Shares and the Warrants ..................................20

ARTICLE V Transfer Restrictions and Legends...........................................................................21

Section 5.1

Legends. .....................................................................................................21

ARTICLE VI Termination.............................................................................................................23

Section 6.1

Termination by Mutual Consent ................................................................23

Section 6.2

Effect of Termination.................................................................................24

ARTICLE VII Indemnification......................................................................................................24

-i-

Table of Contents

(continued)

Page

Section 7.1

General Indemnity .....................................................................................24

Section 7.2

Indemnification Procedure.........................................................................24

ARTICLE VIII Miscellaneous.......................................................................................................25

Section 8.1

Fees and Expenses. ....................................................................................25

Section 8.2

Specific Enforcement; Consent to Jurisdiction..........................................25

Section 8.3

Entire Agreement; Amendment. ................................................................26

Section 8.4

Notices .......................................................................................................26

Section 8.5

Waivers ......................................................................................................27

Section 8.6

Headings ....................................................................................................27

Section 8.7

Successors and Assigns..............................................................................27

Section 8.8

No Third Party Beneficiaries. ....................................................................27

Section 8.9

-ii-

SECURITIES PURCHASE AGREEMENT

This   SECURITIES   PURCHASE   AGREEMENT   (this   “Agreement”),   dated   as   of

September   16,   2014,   by   and   among   MediJane   Holdings   Inc.,   a   Nevada   corporation   (the

“Company”),  and  the  entities  listed  on  Exhibit  A  hereto  (each,  a  “Purchaser”  and  collectively,

the  “Purchasers”),  for  the  purchase  and  sale  by  the  Purchasers  of  shares  of  the  Company’s

Common  Stock,  par  value  $0.001  per  share  (the  “Common  Stock”),  and  warrants  to  purchase shares of Common Stock.

The parties hereto agree as follows:

ARTICLE I

Purchase and Sale of Common Stock and Warrants

Section 1.1     Purchase  and  Sale  of  Common  Stock  and  Warrants.  Upon  the

following  terms  and  conditions,  the  Company  shall  issue  and  sell  to  the  Purchasers,  and  each

Purchaser  shall,  severally  but  not  jointly,  purchase  from  the  Company  (i)  shares  of  Common

  Stock  (the  “Shares”),  and  (ii)  warrants  to  purchase  shares  of  Common  Stock  equal  to  200%  of the  number  of  Shares  to  be  purchased  by  such  Purchaser,  in  substantially  the  form  attached hereto  as  Exhibit  B  (the  “Warrants”),  in  each  case  as  set  forth  opposite  each  such  Purchaser’s name  on  Exhibit  A  hereto,  at  a  price  per  Share  and  related  Warrants  of  $0.09  for  an  aggregate purchase  price  to  the  Company  from  all  Purchasers  of  $600,000.00  (the  “Purchase  Price”).  The

Company  and  the  Purchasers  are  executing  and  delivering  this  Agreement  in  accordance  with and  in  reliance  upon  the  exemption  from  securities  registration  afforded  by  Section  4(2)  of  the

U.S.  Securities  Act  of  1933,  as  amended,  and  the  rules  and  regulations  promulgated  thereunder

  (the   “Securities   Act”),   including   Regulation   D   (“Regulation   D”),   and/or   upon   such   other

exemption  from  the  registration  requirements  of  the  Securities  Act  as  may  be  available  with respect to any or all of the investments to be made hereunder.

Section 1.2     Purchase  Price  and  Closing.  The  Company agrees  to  issue  and  sell to  the  Purchasers  and,  in  consideration  of  and  in  express  reliance  upon  the  representations,

warranties, covenants, terms and conditions of this Agreement, the Purchasers, severally but not jointly,  agree  to  purchase  the  number  of  Shares  and  Warrants  set  forth  opposite  their  respective names  on  Exhibit  A.  The  closing  of  the  purchase  and  sale  of  the  Shares  and  Warrants  to  be acquired  by  the  Purchasers  from  the  Company  under  this  Agreement  shall  take  place  remotely via  the  exchange  of  documents  and  signatures  by  telecopier  or  e-mail  (the  “Closing”)  at  10:00

a.m.,  Mountain  Time  (i)  on  or  before  September  16,  2014,  provided,  that  all  of  the  conditions set forth in Article IV hereof and applicable to the Closing shall have been fulfilled or waived in accordance  herewith,  or  (ii)  at  such  other  time  and  place  or  on  such  date  as  the  Purchasers  and

  the  Company may agree  upon  (the   “Closing  Date”).  The entire Purchase  Price shall  be  paid  by the Purchasers in cash, by wire transfer or in readily available funds.

Section 1.3     Warrants.   At   the   Closing,   the   Company   shall   issue   to   each

Purchaser  such  number  of  Warrants  to  purchase  shares  of  Common  Stock  as  is  set  forth opposite  such  Purchaser’s  name  on  Exhibit  A  hereto.  The Warrants  shall  be exercisable  for five

(5) years from the date of issuance and shall have an initial exercise price equal to $0.20.

Section 1.4

Warrant  Shares.  The  Company  has  authorized  and  has  reserved and  covenants  to  continue  to  reserve,  free  of  preemptive  rights  and  other  similar  contractual

rights  of  stockholders,  a  number  of  its  authorized  but  unissued  shares  of   Common  Stock  equal

to  the  aggregate  number  of  shares  of  Common  Stock  necessary  to  effect  the  exercise  of  the

Warrants.  Any  shares  of  Common  Stock  issuable  upon  exercise  of  the  Warrants  (and  such shares  when  issued)  are  herein  referred  to  as  the  “Warrant  Shares”.  The  Shares,  the  Warrants

and the Warrant Shares are sometimes collectively referred to herein as the “Securities”.

ARTICLE II

Representations and Warranties

Section 2.1

Representations   and   Warranties   of   the   Company.   In   order   to

induce  the  Purchasers  to  enter  into  this  Agreement  and  to  purchase  the  Shares  and  the  Warrants,

the Company hereby makes the following representations and warranties to the Purchasers:

(a)

Organization,  Good  Standing  and  Power.  The  Company  is  a  corporation duly  incorporated,  validly  existing  and  in  good  standing  under  the  laws  of  the  State  of  Nevada and  has  the  requisite  corporate  power  to  own,  lease  and  operate  its  properties  and  assets  and  to

conduct its business as  it is now being conducted.   The Company does not  have any  Subsidiaries

(as  defined  in  Section  2.1(g))  or  own  securities  of  any  kind  in  any  other  entity,  except  as disclosed in the Commission Documents (as defined in Section 2.1(f)) or as set forth on Schedule

2.1(g)  hereto.  The  Company  and  each  such  Subsidiary  is  duly  qualified  as  a  foreign  corporation to  do  business  and  is  in  good  standing  in  every  jurisdiction  in  which  the  nature  of  the  business

conducted   or   property   owned   by   it   makes   such   qualification   necessary,   except   for   any

jurisdiction(s)  (alone  or  in  the  aggregate)  in  which  the  failure  to  be  so  qualified  will  not  have  a

Material  Adverse  Effect.   For  the  purposes  of  this  Agreement,  “Material  Adverse  Effect”  means any  adverse  effect  on  the  business,  operations,  properties,  prospects  or  financial  condition  of  the

Company  or  its  Subsidiaries  and  which  is  material  to  such  entity  or  other  entities  controlling  or controlled by such entity or which is likely to materially hinder the performance by the Company of  its  material  obligations  hereunder  and  under  the  other  Transaction  Documents  (as  defined  in

Section 2.1(b) hereof).

(b)

Authorization;  Enforcement.  The  Company  has  the  requisite  corporate

power   and   authority   to   enter   into   and   perform   this   Agreement,   the   Registration   Rights

Agreement,  the  Warrants  and  the  other  agreements  and  documents  contemplated  hereby  and thereby  and  executed  by  the  Company  or  to  which  the  Company  is  party  (collectively,  the

“Transaction  Documents”),  and  to  issue  and  sell  the  Shares  and  the  Warrants  in  accordance  with

the terms hereof.   The execution, delivery and performance of the Transaction Documents by the

Company  and  the  consummation  by  it  of  the  transactions  contemplated  thereby  have  been  duly and  validly  authorized  by  all  necessary  corporate  action,  and,  except  as  set  forth  in  Schedule

2.1(b),   no   further   consent   or   authorization   of   the   Company,   its   Board   of   Directors   or   its

stockholders is required. This Agreement has been duly executed and delivered by the Company.

The  other  Transaction  Documents  will  have  been  duly  executed  and  delivered  by  the  Company at the Closing.  Each of the Transaction Documents constitutes, or shall constitute when executed and  delivered,  a  valid  and  binding  obligation  of  the  Company  enforceable  against  the  Company

in   accordance   with   its   terms,   except   as   such   enforceability   may   be   limited   by  applicable

bankruptcy,  reorganization,  moratorium,  liquidation,  conservatorship,  receivership  or  similar laws  relating  to,  or  affecting  generally  the  enforcement  of,  creditor’s  rights  and  remedies  or  by other equitable principles of general application.

(c)

Capitalization.   The   authorized   capital   stock   of   the   Company   and   the

shares  thereof  currently  issued  and  outstanding  as  of   September  8,  2014,  are  set  forth  on

Schedule  2.1(c)  hereto.  All  of  the  outstanding  shares  of  the  Company’s  Common  Stock  and  any other security of  the  Company have  been  duly and  validly authorized.  Except  as  disclosed  in  the

Commission  Documents  or  as  set  forth  on  Schedule  2.1(c)  hereto,  no  shares  of  Common  Stock or  any  other  security  of  the  Company  are  entitled  to  preemptive  rights  or  registration  rights  and there  are  no  outstanding  options,  warrants,  scrip,  rights  to  subscribe  to,  call  or  commitments  of any character whatsoever  relating to, or securities  or rights  convertible into,  any shares of capital

stock of the Company.   Furthermore, except as disclosed in the Commission Documents or as set

forth   on   Schedule   2.1(c)   hereto,   there   are   no   contracts,   commitments,   understandings,   or

arrangements  by  which  the  Company  is  or  may  become  bound  to  issue  additional  shares  of  the capital  stock  of  the  Company  or  options,  securities  or  rights  convertible  into  shares  of  capital

stock   of   the   Company.   Except   for   customary  transfer   restrictions   contained   in   agreements

entered  into  by  the  Company  in  order  to  sell  restricted  securities  or  as  provided  on  Schedule

2.1(c)  hereto,  the  Company  is  not  a  party  to  or  bound  by  any  agreement  or  understanding granting  registration  or  anti-dilution  rights  to  any  individual,  corporation,  partnership,  trust,

incorporated  or  unincorporated  association,  joint  venture,  limited  liability  company,  joint  stock company,  government  (or  an  agency  or  political  subdivision  thereof)  or  other  entity  of  any  kind

(a  “Person”)  with  respect  to  any  of  its  equity  or  debt  securities.  Except  as  set  forth  on  Schedule

2.1(c),   the   Company   is   not   a   party   to,   and   it   has   no   knowledge   of,   any   agreement   or

understanding restricting the voting or transfer of any shares of the capital stock of the Company.

Except  as  set  forth  on  Schedule  2.1(c)  hereto,  the  offer  and  sale  of  all  capital  stock,  convertible securities,  rights,  warrants,  or  options  of  the  Company issued  prior to  the  Closing complied  with all  applicable  federal  and  state  securities  laws,  and  no  holder  of  such  securities  has  a  right  of rescission or claim for damages with respect thereto which could have a Material Adverse Effect.

The  Company  has  furnished  or  made  available  to  the  Purchasers  true  and  correct  copies  of  the

Company’s  Articles  of  Incorporation  as  in  effect  on  the  date  hereof  (the  “Articles”),  and  the

Company’s Bylaws as in effect on the date hereof (the “Bylaws”).

(d)

Issuance  of  Securities.  The  Shares  and  the  Warrants  to  be  issued  at  the

Closing have been duly authorized by all necessary corporate action and, when paid for or issued in  accordance  with  the  terms  hereof,  the  Shares  shall  be  validly  issued  and  outstanding,  fully paid  and  nonassessable  and  free  and  clear  of  all  liens,  encumbrances  and  rights  of  refusal  of  any kind  and  the  holders  shall  be  entitled  to  all  rights  accorded  to  a  holder  of  Common  Stock.  When the Warrant Shares are issued and paid for in accordance with the terms of this Agreement and as set  forth  in  the  Warrants,  such  shares  will  be  duly  authorized  by  all  necessary  corporate  action and  validly  issued  and  outstanding,  fully  paid  and  nonassessable,  free  and  clear  of  all  liens,

encumbrances  and  rights  of  refusal  of  any  kind  and  the  holders  shall  be  entitled  to  all  rights accorded to a holder of Common Stock.

(e)

No  Conflicts.  The  execution,  delivery and  performance  of  the  Transaction

Documents   by   the   Company   and   the   consummation   by   the   Company   of   the   transactions

contemplated  hereby  and  thereby  do  not  and  will  not  (i)  violate  any  provision  of  the  Articles  or

Bylaws  or  any  Subsidiary’s  comparable  charter  documents,  (ii)  conflict  with,  or  constitute  a default (or an event which with notice or lapse of time or both would become a default) under, or

give   to   others   any   rights   of   termination,   amendment,   acceleration   or   cancellation   of,   any

agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation  to  which  the  Company  or  any  of  its  Subsidiaries  is  a  party  or  by  which  the  Company or  any  of  its  Subsidiaries’  respective  properties  or  assets  are  bound,  (iii)  create  or  impose  a  lien,

mortgage,  security interest,  charge  or  encumbrance  of  any nature  on  any property or  asset  of  the

Company  or  any  of  its  Subsidiaries  under  any  agreement  or  any  commitment  to  which  the

Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is  bound  or  by  which  any  of  their  respective  properties  or  assets  are  bound,  or  (iv)  result  in  a violation of any federal,  state, local  or  foreign  statute, rule,  regulation, order, judgment or decree

(including federal  and  state  securities  laws  and  regulations)  applicable  to  the  Company or  any of its  Subsidiaries  or  by  which  any  property  or  asset  of  the  Company  or  any  of  its  Subsidiaries  is bound  or  affected,  except,  in  all  cases  other  than  violations  pursuant  to  clauses  (i)  or  (iv)  (with respect  to  federal  and  state  securities  laws)  above,  for  such  conflicts,  defaults,  terminations,

amendments,  acceleration,  cancellations  and  violations  as  would  not,  individually  or  in  the aggregate,  have  a  Material  Adverse  Effect.  The  business  of  the  Company  and  its  Subsidiaries  is not  being  conducted  in  violation  of  any  laws,  ordinances  or  regulations  of  any  governmental entity,  except  for  possible  violations  which  singularly  or  in  the  aggregate  do  not  and  will  not have  a  Material  Adverse  Effect.  Neither  the  Company  nor  any  of  its  Subsidiaries  is  required under  federal,  state,  foreign  or  local  law,  rule  or  regulation  to  obtain  any  consent,  authorization or  order  of,  or  make  any  filing  or  registration  with,  any  court  or  governmental  agency  in  order for  it  to  execute,  deliver  or  perform  any  of  its  obligations  under  the  Transaction  Documents  or issue and sell the Securities in accordance with the terms hereof or thereof (other than any filings

which   may   be   required   to   be   made   by   the   Company   with   the   Securities   and   Exchange

Commission  (the  “Commission”)  and/or  the  OTC  Markets  Group  prior  to  or  subsequent  to  the

Closing,   or   state   securities   administrators   prior   to   or   subsequent   to   the   Closing,   or   any

registration statement which may be filed pursuant hereto or thereto).

(f)

Commission  Documents;  Financial  Statements.  The  Common  Stock  is

registered pursuant to Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended

(the  “Exchange  Act”),  and,  except  as  disclosed  on  Schedule  2.1(f)  hereto,  the  Company  has timely filed  all  reports,  schedules,  forms,  statements  and  other documents  required  to  be  filed  by it  with  the  Commission  pursuant  to  the  reporting  requirements  of  the  Exchange  Act,  including material  filed  pursuant  to  Section  13(a)  or  15(d)  of  the  Exchange  Act  (all  of  the  foregoing,

including  filings  incorporated  by  reference  therein,  being  referred  to  herein  as  the  “Commission

Documents”).   The   Company   has   delivered   or   made   available   (through   the   SEC   EDGAR

website) to the Purchasers true and complete copies of the Commission Documents filed with the

Commission  since  June  3,  2010.   The  Company  has  not  provided  to  the  Purchasers  any material

non-public   information   or   other   information   which,   according   to   applicable   law,   rule   or

regulation,  should  have  been  disclosed  publicly  by  the  Company  but  which  has  not  been  so

disclosed,  other  than  with  respect  to  the  transactions  contemplated  by  this  Agreement.   At  the

time  of  its  filing,  the  Company’s  Quarterly  Report  on  Form  10-Q  for  the  fiscal  quarter  ended

May  31,  2014  (the  “Form  10-Q”)  complied  in  all  material  respects  with  the  requirements  of  the

Exchange  Act  and  the  rules  and  regulations  of  the  Commission  promulgated  thereunder  and other  federal,  state  and  local  laws,  rules  and  regulations  applicable  to  such  documents,  and  the

Form  10-Q  did  not  contain  any  untrue  statement  of  a  material  fact  or  omitted  to  state  a  material fact  required  to  be  stated  therein  or  necessary in  order  to  make  the  statements  therein,  in  light  of the  circumstances  under  which  they  were  made,  not  misleading.  At  the  time  of  its  filing,  the

Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2014 (the “Form

10-K”) complied in all material respects with the requirements of the Exchange Act and the rules and  regulations  of  the  Commission  promulgated  thereunder  and  other  federal,  state  and  local laws,  rules  and  regulations  applicable  to  such  documents,  and,  at  the  time  of  its  filing,  the  Form

10-K  did  not  contain  any  untrue  statement  of  a  material  fact  or  omitted  to  state  a  material  fact required  to  be  stated  therein  or  necessary  in  order  to  make  the  statements  therein,  in  light  of  the circumstances  under  which  they  were  made,  not  misleading.  As  of  their  respective  dates,  the financial  statements  of  the  Company  included  in  the  Commission  Documents  complied  as  to form in all material respects with applicable accounting requirements and the published rules and regulations  of  the  Commission  or  other  applicable  rules  and  regulations  with  respect  thereto.

Such  financial  statements  have  been  prepared  in  accordance  with  generally  accepted  accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be  otherwise  indicated  in  such  financial  statements  or  the  Notes  thereto  or  (ii)  in  the  case  of unaudited  interim  statements,  to  the  extent  they  may  not  include  footnotes  or  may be  condensed or  summary  statements),  and  fairly  present  in  all  material  respects  the  financial  position  of  the

Company and  its Subsidiaries as of the dates thereof and the  results of operations and cash  flows for the periods then ended (subject, in the case of  unaudited statements, to  normal  year-end  audit adjustments).

(g)

Subsidiaries.  Schedule  2.1(g)  hereto  sets  forth   each  Subsidiary  of  the

Company,   showing   the   jurisdiction   of   its   incorporation   or   organization   and   showing   the

percentage  of  each   Person’s  ownership  of  the  outstanding  stock  or  other  interests  of  such

Subsidiary.  For  the  purposes  of  this  Agreement,  “Subsidiary”  shall  mean  any Person  of  which  at least  a  majority  of  the  securities  or  other  ownership  interest  having  ordinary  voting  power

(absolutely  or  contingently)  for  the  election  of  directors  or  other  Persons  performing  similar functions  are  at  the  time  owned  directly  or  indirectly  by  the  Company  and/or  any  of  its  other

Subsidiaries.  All  of  the  outstanding  shares  of  capital  stock  of  each  Subsidiary  have  been  duly authorized  and  validly  issued,  and  are  fully  paid  and  nonassessable.  There  are  no  outstanding preemptive,  conversion  or  other  rights,  options,  warrants  or  agreements  granted  or  issued  by  or binding upon  any Subsidiary for the  purchase or  acquisition of any shares  of capital stock of  any

Subsidiary  or  any  other  securities  convertible  into,  exchangeable  for  or  evidencing  the  rights  to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to  any  obligation  (contingent  or  otherwise)  to  repurchase  or  otherwise  acquire  or  retire  any shares  of  the  capital  stock  of  any  Subsidiary  or  any  convertible  securities,  rights,  warrants  or options  of  the  type  described  in  the  preceding  sentence  except  as  set  forth  on  Schedule  2.1(g)

hereto.  Neither  the  Company  nor  any  Subsidiary  is  party  to,  nor  has  any  knowledge  of,  any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.

(h)

No  Material  Adverse  Change.  Since  May  31,  2014,  the  Company  has  not

experienced  or  suffered  any  Material  Adverse  Effect,  except  for  operating  losses  incurred  in  the ordinary course of business.

(i)

No Undisclosed Liabilities.  Except as disclosed on Schedule 2.1(i) hereto,

neither  the  Company  nor  any  of  its  Subsidiaries  has  any  liabilities,  obligations,  claims  or  losses

(whether  liquidated  or   unliquidated,  secured  or  unsecured,  absolute,  accrued,   contingent  or

otherwise)  other  than  those  set  forth  on  the  balance  sheet  included  in  the  Form  10-Q  or  incurred in  the  ordinary  course  of  the  Company’s  or  its  Subsidiaries  respective  businesses  since  May  31,

2014,  and  which,  individually  or  in  the  aggregate,  do  not  or  would  not  have  a  Material  Adverse

Effect on the Company or its Subsidiaries.

(j)

No  Undisclosed  Events  or  Circumstances.  Since  May  31,  2014,  except  as disclosed on Schedule 2.1(j) hereto, no  event  or circumstance has occurred  or  exists with respect

to   the   Company   or   its   Subsidiaries   or   their   respective   businesses,   properties,   prospects,

operations or  financial condition, which, under applicable law,  rule or  regulation, requires  public disclosure  or  announcement  by  the  Company  but  which  has  not  been  so  publicly  announced  or disclosed.

(k)

Indebtedness.  Schedule  2.1(k)  hereto  sets  forth  as  of  the  date  hereof  all outstanding secured and unsecured  Indebtedness of the Company or any Subsidiary, or for which

the   Company   or   any   Subsidiary   has   commitments.   For   purposes   of   this   Agreement:   (x)

“Indebtedness”  of  any  Person  means,  without  duplication  (A)  any  indebtedness  for  borrowed money in  excess  of  $100,000,  (B)  any obligations  issued,  undertaken  or  assumed  as  the  deferred purchase  price  of  property  or  services  (other  than  trade  payables  entered  into  in  the  ordinary course  of  business)  in  excess  of  $100,000,  (C)  all  reimbursement  or  payment  obligations  with respect  to  letters  of  credit,  surety  bonds  and  other  similar  instruments,  (D)  any  obligations evidenced by notes, bonds, debentures or similar  instruments, including obligations so evidenced

incurred   in   connection   with   the   acquisition   of   property,   assets   or   businesses,   (E)   any

indebtedness  in  excess  of  $100,000  created  or  arising  under  any  conditional  sale  or  other  title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired  with  the  proceeds  of  such  indebtedness  (even  though  the  rights  and  remedies  of  the seller  or  bank  under  such  agreement  in  the  event  of  default  are  limited  to  repossession  or  sale  of such  property),  (F)  all  monetary  obligations  under  any  leasing  or  similar  arrangement  which,  in connection  with  GAAP,  consistently  applied  for  the  periods  covered  thereby,  is  classified  as  a capital  lease  with  a  present  value  in  excess  of  $100,000,  (G)  all  indebtedness  referred  to  in clauses  (A)  through  (F)  above  secured  by  (or  for  which  the  holder  of  such  Indebtedness  has  an existing  right,  contingent  or  otherwise,  to  be  secured  by)  any  mortgage,  lien,  pledge,  charge,

security interest  or  other  encumbrance  upon  or  in  any property or  assets  (including  accounts  and contract  rights)  owned  by  any  Person,  even  though  the  Person  which  owns  such  assets  or property  has  not  assumed  or  become  liable  for  the  payment  of  such  indebtedness,  and  (H)  all

Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in  clauses  (A)  through  (G)  above;  and  (y)  “Contingent  Obligation”  means,  as  to  any Person,  any

direct   or   indirect   liability,   contingent   or   otherwise,   of   that   Person   with   respect   to   any

indebtedness,  lease,  dividend  or  other  obligation  of  another  Person  if  the  primary  purpose  or intent of the  Person incurring such liability, or the  primary effect thereof, is to provide assurance

to   the   obligee   of   such   liability  that   such   liability  will   be  paid   or   discharged,   or   that   any

agreements  relating  thereto  will  be  complied  with,  or  that  the  holders  of  such  liability  will  be protected  (in  whole  or  in  part)  against  loss  with  respect  thereto  in  excess  of  $100,000  due  under leases  required  to  be  capitalized  in  accordance  with  GAAP.  Except  as  disclosed  on  Schedule

2.1(k), neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(l)

Title  to  Assets.   Each  of  the  Company  and  the  Subsidiaries  has  good  and marketable  title  to  all  of  its  real  and  personal  property,  free  and  clear  of  any mortgages,  pledges,

charges,  liens,  security  interests  or  other  encumbrances  of  any  nature  whatsoever,  except  as disclosed  in  the  Commission  Documents,  for  those  indicated  on  Schedule  2.1(l)  hereto  or  such

that,  individually  or  in  the  aggregate,  do  not  have  a  Material  Adverse  Effect.   All  leases  to  real

and personal property of the Company and each of its Subsidiaries are valid and subsisting and in full force and effect.

(m)

Actions  Pending.  There  is  no  action,  suit,  claim,  investigation,  arbitration,

alternate  dispute  resolution  proceeding  or  other  proceeding  pending  or,  to  the  knowledge  of  the

Company, threatened against the Company or any Subsidiary which questions the validity of this

Agreement  or  any  of  the  other  Transaction  Documents  or  any  of  the  transactions  contemplated hereby  or  thereby  or  any  action  taken  or  to  be  taken  pursuant  hereto  or  thereto.  Except  as  set

forth   on   Schedule   2.1(m)   hereto,   there   is   no   action,   suit,   claim,   investigation,   arbitration,

alternate  dispute  resolution  proceeding  or   other  proceeding  pending  or,  to  the  knowledge  of  the

Company,   threatened   against   or   involving   the   Company,   any   Subsidiary   or   any   of   their

respective  properties  or  assets,  which  individually  or  in  the  aggregate,  would  have  a  Material

Adverse  Effect.  There  are  no  outstanding  orders,  judgments,  injunctions,  awards  or  decrees  of any  court,  arbitrator  or  governmental  or  regulatory  body against  the  Company or  any Subsidiary or  any  officers  or  directors  of  the  Company  or  any  Subsidiary  in  their  capacities  as  such,  which individually, or in the aggregate, would have a Material Adverse Effect.

(n)

Compliance with Law.   The business of the Company and the Subsidiaries

has  been  and  is  presently  being  conducted  in  accordance  with  all  applicable  federal,  state  and local governmental laws, rules, regulations and ordinances, except as set forth in the Commission

Documents  or  on  Schedule  2.1(n)  hereto  or  such  that,  individually  or  in  the  aggregate,  the noncompliance  therewith  would  not  have  a  Material  Adverse  Effect.  The  Company  and  each  of

its   Subsidiaries   have   all   franchises,   permits,   licenses,   consents   and   other   governmental   or

regulatory  authorizations  and  approvals  necessary  for  the  conduct  of  its  business  as  now  being conducted  by  it  unless  the  failure  to  possess  such  franchises,  permits,  licenses,  consents  and other  governmental  or  regulatory  authorizations  and  approvals,  individually  or  in  the  aggregate,

could not reasonably be expected to have a Material Adverse Effect.

(o)

Taxes.   Except  as  set  forth  on  Schedule  2.1(o)  hereto,  the  Company  and each  of  the  Subsidiaries  has  accurately  prepared  and  filed  all  federal,  state  and  other  tax  returns required  by law  to  be  filed  by it,  has  paid  or  made  provisions  for the  payment  of  all  taxes  shown to  be  due  and  all  additional  assessments,  and  adequate  provisions  have  been  and  are  reflected  in the  financial  statements  of  the  Company  and  the  Subsidiaries  for  all  current  taxes  and  other charges  to  which  the  Company  or  any Subsidiary  is  subject  and  which  are  not  currently due  and

payable.   Except  as  disclosed  on  Schedule  2.1(o)  hereto,  none  of  the  federal  income  tax  returns of  the  Company  or  any  Subsidiary  have  been  audited  by  the  Internal  Revenue  Service.  The

Company  has   no   knowledge   of   any   additional   assessments,   adjustments   or   contingent   tax

liability  (whether  federal  or  state)  of  any  nature  whatsoever,  whether  pending  or  threatened against the Company or  any Subsidiary for any period, nor of any basis for any such  assessment,

adjustment or contingency.

(p)

Certain Fees.   Except  for Moody Capital Solutions,  Inc., the  Company has

not  employed  any  broker  or  finder  or  incurred  any  liability  for  any  brokerage  or  investment banking fees,  commissions,  finders’ structuring fees,  financial  advisory fees  or  other similar  fees in connection with the Transaction Documents.

(q)

Disclosure.   To   the   best   of   the   Company’s   knowledge,   neither   this

Agreement   or   the   Schedules   hereto   nor   any   other   documents,   certificates   or   instruments

furnished to the Purchasers by or on behalf of the Company or any Subsidiary in connection with the  transactions  contemplated  by  this  Agreement  contain  any  untrue  statement  of  a  material  fact or  omit  to  state  a  material  fact  necessary  in  order  to  make the  statements  made herein  or  therein,

in the light of the circumstances under which they were made herein or therein, not misleading.

(r)

Intellectual Property.   Except as set forth on Schedule 2.1(r), the Company

and  each  of  the  Subsidiaries  owns  or  possesses  all  the  Proprietary  Rights  owned  by  it  and  have no  knowledge  that  such  rights  are  in  conflict  with  the  rights  of  others.  As  of  the  date  of  this

Agreement,  neither  the  Company nor  any of  its  Subsidiaries  has  received  any written  notice  that any  Proprietary  Rights  have  been  declared  unenforceable  or  otherwise  invalid  by  any  court  or governmental  agency.  As  of  the  date  of  this  Agreement,  there  is,  to  the  knowledge  of  the

Company,  no  material  existing  infringement,  misuse  or  misappropriation  of  any  Proprietary

Rights  by  others.   From  May  31,  2014,  to  the  date  of  this  Agreement,  neither  the  Company  nor any of  its  Subsidiaries  has  received  any written  notice  alleging  that  the  operation  of  the  business of  the  Company  or  any  of  its  Subsidiaries  infringes  in  any  material  respect  upon  the  intellectual property  rights  of  others.  “Proprietary  Rights”  shall  mean  patents,  trademarks,  domain  names

(whether  or  not  registered)  and  any  patentable  improvements  or  copyrightable  derivative  works thereof,  websites  and  intellectual  property  rights  relating  thereto,  service  marks,  trade  names,

copyrights, licenses and authorizations, and all rights with respect to the foregoing.

(s)

Environmental   Compliance.   Except   as   disclosed   on   Schedule   2.1(s)

hereto,  the  Company  and  each  of  its  Subsidiaries  have  obtained  all  approvals,  authorization,

certificates,   consents,   licenses,   orders   and   permits   or   other   similar   authorizations   of   all

governmental  authorities,  or  from  any  other  Person,  that  are  required  under  any   Environmental

Laws, the absence of which would have a Material Adverse Effect.   “Environmental  Laws” shall

mean   all   applicable   laws   relating   to   the   protection   of   the   environment   including,   without

limitation,    all    requirements    pertaining    to    reporting,    licensing,    permitting,    controlling,

investigating  or  remediating  emissions,  discharges,  releases  or  threatened  releases  of  hazardous

substances,   chemical   substances,   pollutants,   contaminants   or   toxic   substances,   materials   or

wastes,  whether  solid,  liquid  or  gaseous  in  nature,  into  the  air,  surface  water,  groundwater  or land,  or  relating  to  the  manufacture,  processing,  distribution,  use,  treatment,  storage,  disposal,

transport  or  handling  of  hazardous  substances,  chemical  substances,  pollutants,  contaminants  or toxic  substances,  material  or  wastes,  whether  solid,  liquid  or  gaseous  in  nature.  Except  as  set forth on Schedule 2.1(s)  hereto, the  Company has  all necessary governmental approvals  required

under   all   Environmental   Laws   and   used   in   its   business   or   in   the   business   of   any   of   its

Subsidiaries,  except  for  such  instances  as  would  not  individually  or  in  the  aggregate  have  a

Material  Adverse  Effect.  The  Company  and  each  of  its  Subsidiaries  are  also  in  compliance  with all  other  limitations,  restrictions,  conditions,  standards,  requirements,  schedules  and  timetables

required  or  imposed  under  all  Environmental  Laws.    Except  for  such  instances  as  would  not

individually  or  in  the  aggregate  have  a  Material  Adverse  Effect,  there  are  no  past  or  present events,  conditions,  circumstances,  incidents,  actions  or  omissions  relating  to  or  in  any  way affecting  the  Company  or  its  Subsidiaries  that  violate  or  may  violate  any  Environmental  Law after  the  Closing  or  that  may  give  rise  to  any  Environmental  Liabilities,  or  otherwise  form  the basis of any claim, action, demand, suit, proceeding, hearing, study or investigation (i) under any

Environmental  Law,  or  (ii)  based  on  or  related  to  the  manufacture,  processing,  distribution,  use,

treatment,  storage  (including,  without  limitation,  underground  storage  tanks),  disposal,  transport or handling, or the emission, discharge, release or threatened release of any hazardous substance.

“Environmental Liabilities” means all liabilities of a Person (whether such liabilities are owed by

such   Person   to   governmental   authorities,   third   parties   or   otherwise)   whether   currently   in

existence or arising hereafter which arise under or relate to any Environmental Law.

(t)

Books and Records;  Internal Accounting Controls. The books, records and documents  of  the  Company  and  its  Subsidiaries  accurately  reflect  in  all  material  respects  the information  relating  to  the  business  of  the  Company  and  the  Subsidiaries,  the  location  and collection  of  their  assets,  and  the  nature  of  all  transactions  giving  rise  to  the  obligations  or

accounts   receivable   of   the   Company   or   any   Subsidiary.   The   Company   and   each   of   its

Subsidiaries  maintain  a  system  of  internal  accounting  controls  sufficient,  in  the  judgment  of  the

Company’s  board  of  directors,  to  provide  reasonable  assurance  that  (i)  transactions  are  executed

in   accordance   with   management’s   general   or   specific   authorizations,   (ii)   transactions   are

recorded  as  necessary  to  permit  preparation  of  financial  statements  in  conformity  with  GAAP and  to  maintain  asset  accountability,  (iii)  access  to  assets  is  permitted  only  in  accordance  with management’s  general  or  specific  authorization,  and  (iv) the  recorded  accountability for  assets  is compared  with  the  existing  assets  at  reasonable  intervals  and  appropriate  actions  are  taken  with respect to any differences.

(u)

Material  Agreements.  Except  for  the  Transaction  Documents  or  as  set

forth  on  Schedule  2.1(u)  hereto,  or  those  that  are  included  as  exhibits  to  the  Commission

Documents,  neither  the  Company  nor  any  Subsidiary  is  a  party  to  any  written  or  oral  contract,

instrument,  agreement,  commitment,  obligation,  plan  or  arrangement,  a  copy  of  which  would  be required  to  be  filed  with  the  Commission  (collectively,  “Material  Agreements”)  if  the  Company or any Subsidiary were registering securities under the Securities Act. The Company and each of its Subsidiaries has in all material respects performed all the obligations required to be performed by  them  to  date  under  the  foregoing  agreements,  have  received  no  notice  of  default  and,  to  the best  of  the  Company’s  knowledge,  are  not  in  default  under  any  Material  Agreement  now  in effect,  the  result  of  which  could  cause  a  Material  Adverse  Effect.  No  written  or  oral  contract,

instrument,  agreement,  commitment,  obligation,  plan  or  arrangement  of  the  Company  or  of  any

Subsidiary  limits  or  shall  limit  the  payment  of  dividends  on  its  Common  Stock,  except  as  set forth on Schedule 2.1(u) hereto.

(v)

Transactions   with   Affiliates.   Except   as   disclosed   in   the   Commission

Documents  or  as  set  forth  on  Schedule  2.1(v)  hereto,  there  are  no  loans,  leases,  agreements,

contracts,   royalty   agreements,   management   contracts   or   arrangements   or   other   continuing

transactions  between  (a)  the  Company,  any  Subsidiary  or  any  of  their  respective  customers  or suppliers,  on  the  one  hand,  and  (b)  on  the  other  hand,  any  officer,  employee,  consultant  or director  of  the  Company,  or  any  of  its  Subsidiaries,  or  any  Person  owning  5%  or  more  of  the capital  stock  of  the  Company or  any Subsidiary or  any member  of  the  immediate  family of  such officer,  employee,  consultant,  director  or  5%  or  greater  stockholder  or  any  corporation  or  other entity controlled by such officer, employee, consultant, director or stockholder.

(w)

Securities Act of 1933.   The Company has complied and will comply with

all  applicable  federal  and  state  securities  laws  in  connection  with  the  offer,  issuance  and  sale  of the  Securities  hereunder.  Neither  the  Company  nor  anyone  acting  on  its  behalf,  directly  or indirectly,  has  or  will  sell,  offer  to  sell  or  solicit  offers  to  buy  any  of  the  Securities,  or  similar

securities   to,   or   solicit   offers   with   respect   thereto   from,   or   enter   into   any   preliminary

conversations  or  negotiations  relating  thereto  with,  any  Person,  or  has  taken  or  will  take  any action  so  as  to  bring  the  issuance  and  sale  of  any  of  the  Securities  under  the  registration provisions  of  the  Securities  Act  and  applicable  state  securities  laws.  Neither  the  Company  nor any  of  its  affiliates,  nor  any  Person  acting  on  its  or  their  behalf,  has  engaged  in  any  form  of

general   solicitation   or   general   advertising   (within   the   meaning  of   Regulation   D   under   the

Securities Act) in connection with the offer or sale of any of the Securities.

(x)

Governmental  Approvals.  Except  as  set  forth  on  Schedule  2.1(x)  hereto,

and  except  for  the  filing  of  any  notice  prior  or  subsequent  to  the  Closing  that  may  be  required under  applicable  state  and/or  federal  securities  laws  (which  if  required,  shall  be filed  on  a timely basis),  no  authorization,  consent,  approval,  license,  exemption  of,  filing  or  registration  with  any

court   or   governmental   department,   commission,   board,   bureau,   agency   or   instrumentality,

domestic  or  foreign,  is  or  will  be  necessary  for,  or  in  connection  with,  the  execution  or  delivery of  the  Shares  and  the  Warrants,  or  for  the  performance  by  the  Company  of  its  obligations  under the Transaction Documents.

(y)

Employees.  Neither  the  Company  nor  any  Subsidiary  has  any  collective

bargaining arrangements or agreements covering any of its employees.   Except as set forth  in the

Commission  Documents  or  on  Schedule  2.1(y)  hereto,  neither  the  Company  nor  any  Subsidiary has  any  employment  contract,  agreement  regarding  proprietary  information,  non-competition agreement,  non-solicitation  agreement,  confidentiality  agreement,  or  any  other  similar  contract

or   restrictive   covenant,   relating   to   the   right   of   any   officer,   employee   or   consultant   to   be

employed  or  engaged  by  the  Company  or  such  Subsidiary,  which  contract  or  agreement  is required to be disclosed in the Commission Documents but which is not so disclosed. Since May

31,  2014,  no  officer,  consultant  or  key  employee  of  the  Company  or  any  Subsidiary  whose termination,  either  individually  or  in  the  aggregate,  could  have  a  Material  Adverse  Effect,  has terminated  or,  to  the  knowledge  of  the  Company,  has  any  present  intention  of  terminating  his  or her employment or engagement with the Company or any Subsidiary.

(z)

Absence  of  Certain  Developments.   Except  as  set forth  in  the  Commission

Documents  or  on  Schedule  2.1(z)  hereto,  since  May  31,  2014,  neither  the  Company  nor  any

Subsidiary has:

(i)

issued  any  stock,  bonds  or  other  corporate  securities  or  any  rights,

options or warrants with respect thereto other than under the Company’s stock option plans;

(ii)

borrowed   any   amount   or   incurred   or   become   subject   to   any

liabilities  (absolute  or  contingent)  except  current  liabilities  incurred  in  the  ordinary  course  of business  which  are  comparable  in  nature  and  amount  to  the  current  liabilities  incurred  in  the ordinary  course  of  business  during  the  comparable  portion  of  its  prior  fiscal  year,  as  adjusted  to reflect the current nature and volume of the Company’s or such Subsidiary’s business;

(iii)

discharged   or   satisfied   any   lien   or   encumbrance   or   paid   any

obligation  or  liability  (absolute  or  contingent),  other  than  current  liabilities  paid  in  the  ordinary course of business;

(iv)

declared  or  made  any  payment  or  distribution  of  cash  or  other property  to  stockholders  with  respect  to  its  stock,  or  purchased  or  redeemed,  or  made  any agreements so to purchase or redeem, any shares of its capital stock;

(v)

sold,  assigned  or  transferred  any  other  tangible  assets,  or  canceled any debts or claims, except in the ordinary course of business;

(vi)

sold,  assigned  or  transferred  any  patent  rights,  trademarks,  trade names,  copyrights,  trade  secrets  or  other  intangible  assets  or  intellectual  property  rights,  or disclosed any proprietary confidential information  to any Person except in the ordinary course of business or to the Purchasers or their representatives;

(vii)      suffered  any  substantial  losses  or  waived  any  rights  of  material value,  whether  or  not  in  the  ordinary  course  of  business,  or  suffered  the  loss  of  any  material amount of prospective business;

(viii)    made   any   changes   in   employee   compensation   except   in   the

ordinary course of business and consistent with past practices;

(ix)

made  capital  expenditures  or  commitments  therefor  that  aggregate in excess of $25,000;

(x)

entered  into  any other transaction  other  than  in  the ordinary course of  business,  or  entered  into  any  other  material  transaction,  whether  or  not  in  the  ordinary  course of business;

(xi)

made charitable contributions or pledges in excess of $25,000;

(xii)     suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

(xiii)    experienced  any  material  problems  with  labor  or  management  in connection with the terms and conditions of their employment;

(xiv)     effected any two or more events  of the foregoing kind which in the aggregate would cause a Material Adverse Effect; or

(xv)      entered  into  an  agreement,  written  or  otherwise,  to  take  any  of  the foregoing actions.

(aa)      Use  of  Proceeds.  Except  as  set  forth  on  Schedule  2.1(aa),  the  proceeds from  the  sale  of  the  Shares  and  the  Warrants  will  be  used  by  the  Company  for  working  capital purposes  and,  except  as  set  forth  on  Schedule  2.1(aa),  shall  not  be used  to  repay any outstanding

Indebtedness or any loans to any officer, director, affiliate or insider of the Company.

(bb)      Public Utility Holding Company Act and Investment Company Act Status.

The  Company  is  not  a  “holding  company”  or  a  “public  utility  company”  as  such  terms  are

defined  in  the  Public  Utility  Holding  Company  Act  of  1935,  as  amended.   The  Company  is  not,

and  as  a  result  of  and  immediately  upon  Closing  will  not  be,  an  “investment  company”  or  a company  “controlled”  by  an  “investment  company”,  within  the  meaning  of  the  Investment

Company Act of 1940, as amended.

(cc)      ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred  with  respect  to  any  Plan  by  the  Company  or  any  of  its  Subsidiaries  which  is  or  would cause a Material Adverse Effect. The execution and delivery of this Agreement and the issue and sale  of  the  Shares  and  the  Warrants  will  not  involve  any  transaction  which  is  subject  to  the prohibitions  of  Section  406  of  ERISA  or  in  connection  with  which  a  tax  could  be  imposed pursuant  to  Section  4975  of  the  Internal  Revenue  Code  of  1986,  as  amended  (the  “Code”);

provided  that,  if  any Purchaser,  or  any Person  that  owns  a beneficial  interest  in  any Purchaser,  is an  “employee  pension  benefit  plan”  (within  the  meaning of  Section  3(2) of  ERISA)  with  respect to  which  the  Company  is  a  “party  in  interest”  (within  the  meaning  of  Section  3(14)  of  ERISA),

the  requirements  of  Sections  407(d)(5)  and  408(e)  of  ERISA,  if  applicable,  are  met.   As  used  in

this  Section  2.1(cc),  the  term  “Plan”  shall  mean  an  “employee  pension  benefit  plan”  (as  defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are  or  have  been  made,  by  the  Company  or  any  Subsidiary  or  by  any  trade  or  business,  whether or  not  incorporated,  which,  together  with  the  Company  or  any  Subsidiary,  is  under  common control, as described in Section 414(b) or (c) of the Code.

(dd)      Delisting   Notification.   The   Company   has   not   received   a   delisting

notification  from  the  OTC  Markets  Group  that  has  not  been  rescinded,  and,  to  its  knowledge,

there  are  no  existing  facts  or  circumstances  that  could  give  rise  to  the  delisting  of  the  Common

Stock from the OTC Markets Group.

(ee)      Sarbanes-Oxley  Act.  The  Company  is  in  compliance  with  any  and  all applicable  requirements  of  the  Sarbanes-Oxley  Act  of  2002  that  are  effective  as  of  the  date

hereof,   and   any   and   all   applicable   rules   and   regulations   promulgated   by   the   Commission

thereunder  that  are  effective  as  of  the  date  hereof,  except  where  such  noncompliance  would  not have, individually or in the aggregate, a Material Adverse Effect.

Section 2.2

Representations  and  Warranties  of  the  Purchasers.  Each  of  the

Purchasers  hereby  makes  the  following  representations  and  warranties  to  the  Company  with respect solely to itself and not with respect to any other Purchaser:

(a)

Organization  and  Standing  of  the  Purchasers.  If  such  Purchaser  is  an

entity,   such   Purchaser   is   a   corporation,   limited   liability   company   or   partnership   duly

incorporated   or   organized,   validly   existing   and   in   good   standing   under   the   laws   of   the

jurisdiction of its incorporation or organization.

(b)

Authorization  and  Power.  Such  Purchaser  has  the  requisite  power  and authority  to  enter  into  and  perform  the  Transaction  Documents  and  to  purchase  the  Shares  and

the   Warrants   being   sold   to   it   hereunder.   The   execution,   delivery   and   performance   of   the

Transaction  Documents  by  such  Purchaser  and  the  consummation  by  it  of  the  transactions contemplated  hereby have  been  duly authorized  by  all  necessary corporate  or  partnership  action,

and  no  further  consent  or  authorization  of  such  Purchaser  or  its  Board  of  Directors  or  Board  of

Managers,  stockholders,  or  partners,  as  the  case  may  be,  is  required.  This  Agreement  has  been duly  authorized,  executed  and  delivered  by  such  Purchaser.  The  other  Transaction  Documents constitute, or shall constitute when executed and  delivered, valid and binding obligations of such

Purchaser  enforceable  against  such  Purchaser  in  accordance  with  their  terms,  except  as  such enforceability may be  limited  by applicable bankruptcy,  insolvency,  reorganization,  moratorium,

liquidation,  conservatorship,  receivership  or  similar  laws  relating  to,  or  affecting  generally  the

enforcement   of,   creditor’s   rights   and   remedies   or   by  other   equitable   principles   of   general

application.

(c)

Acquisition  for  Investment.  Such  Purchaser  is  purchasing  the  Shares  and acquiring  the  Warrants  solely  for  its  own  account  for  the  purpose  of  investment  and  not  with  a view  to  or  for  sale  in  connection  with  the  distribution  thereof.  Such  Purchaser  does  not  have  a present  intention  to  sell  any  of  the  Securities,  nor  a  present  arrangement  (whether  or  not  legally binding)  or  intention  to  effect  any distribution  of  any  of  the  Securities  to  or  through  any Person;

provided,  however,  that  by  making  the  representations  herein  and  subject  to  Section  2.2(e)

below,  such  Purchaser  does  not  agree  to  hold  any  of  the  Securities  for  any  minimum  or  other specific  term  and  reserves  the  right  to  pledge any of  the  Securities  for margin  purposes  and/or  to dispose  of  any  of  the  Securities  at  any  time  in  accordance  with  federal  and  state  securities  laws applicable  to  such  disposition.  Such  Purchaser  acknowledges  that  it  (i)  has  such  knowledge  and experience in financial and business matters such that such Purchaser is capable of evaluating the merits  and  risks  of  its  investment  in  the  Company,  (ii)  is  able  to  bear  the  financial  risks associated  with  an  investment  in  the  Securities,  and  (iii)  has  been  given  full  access  to  such records  of  the  Company  and  the  Subsidiaries  and  to  the  officers  of  the  Company  and  the

Subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation.

(d)

Rule  144.  Such  Purchaser  understands  that  the  Securities  must  be  held indefinitely  unless  such  Securities  are  registered  under  the  Securities  Act  or  an  exemption  from registration  is  available.  Such  Purchaser  acknowledges  that  it  is  familiar  with  Rule  144  of  the rules  and  regulations  of  the  Commission,  as  amended,  promulgated  pursuant  to  the  Securities

Act  (“Rule  144”),  and  that  such  Purchaser  has  been  advised  that  Rule  144  permits  resales  only under  certain  circumstances.  Such  Purchaser  understands  that  to  the  extent  that  Rule  144  is  not available,  such  Purchaser  will  be  unable  to  sell  any  Securities  without  either  registration  under the Securities Act or the existence of another exemption from such registration requirement.

(e)

General.  Such  Purchaser  understands  that  the  Securities  are  being  offered and  sold  in  reliance  on  a  transactional  exemption  from  the  registration  requirements  of  federal

and   state   securities   laws   and   the   Company  is   relying  upon   the   truth   and   accuracy  of   the

representations, warranties, agreements, acknowledgments and understandings of such Purchaser set  forth  herein  in  order  to  determine  the  applicability  of  such  exemptions  and  the  suitability  of such  Purchaser  to  acquire  the  Securities.  Such  Purchaser  understands  that  no  United  States federal or state  agency or  any government or  governmental agency has passed upon or made any recommendation or endorsement of the Securities.

(f)

Opportunities  for  Additional  Information.  Such  Purchaser  acknowledges that  such  Purchaser  has  had  the  opportunity  to  ask  questions  of  and  receive  answers  from,  or

obtain   additional   information   from,   the   executive  officers   of   the   Company  concerning  the

financial  and  other  affairs  of  the  Company,  and  to  the  extent  deemed  necessary  in  light  of  such

Purchaser’s   personal   knowledge   of   the   Company’s   affairs,   such   Purchaser   has   asked   such

questions  and  received  answers  to  the  full  satisfaction  of  such  Purchaser,  and  such  Purchaser desires to invest in the Company.

(g)

No  General  Solicitation.  Such  Purchaser  acknowledges  that  the  Securities were  not  offered  to  such  Purchaser  by  means  of  any  form  of  general  or  public  solicitation  or general  advertising,  or  publicly disseminated  advertisements  or  sales  literature,  including  (i)  any advertisement,  article,  notice  or  other  communication  published  in  any  newspaper,  magazine,  or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such

Purchaser was invited by any of the foregoing means of communications.

(h)

Accredited  Investor.  Such  Purchaser  is  an  accredited  investor  (as  defined in  Rule  501  of  Regulation  D),  and  such  Purchaser  has  such  experience  in  business  and  financial matters  that  it  is  capable  of  evaluating  the  merits  and  risks  of  an  investment  in  the  Securities.

Such  Purchaser  acknowledges  that  an  investment  in  the  Securities  is  speculative  and  involves  a high degree of risk.

ARTICLE III

Covenants

The  Company  covenants  with  each  Purchaser  as  follows,  which  covenants  are  for  the benefit of each Purchaser and their respective permitted assignees.

Section 3.1

Securities     Compliance.     The     Company     shall     notify     the

Commission,  in  accordance  with  its  rules  and  regulations,  of  the  transactions  contemplated  by any  of  the  Transaction  Documents,  and  shall  take  all  other  necessary  action  and  proceedings  as may  be  required  and  permitted  by  applicable  law,  rule  and  regulation,  for  the  legal  and  valid issuance of the Securities to the Purchasers, or their respective subsequent holders.

Section 3.2

Registration  and  Listing.  The  Company  will  cause  its  Common

Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the  Exchange Act, will comply with all  requirements  related  to  any  registration  statement  filed  pursuant  to  this  Agreement,  and  will not  take  any  action  or  file  any  document  (whether  or  not  permitted  by  the  Securities  Act  or  the rules  promulgated  thereunder)  to  terminate  or  suspend  such  registration  or  to  terminate  or suspend  its  reporting  and  filing  obligations  under  the  Exchange  Act  or  Securities  Act,  except  as permitted herein. The Company shall use its commercially reasonable best efforts to continue the trading of its Common Stock on one of the OTC Markets Group’s marketplaces or any successor market.

Section 3.3

Inspection   Rights.   In   the   event   the   Registration   Statement   (as

defined in the Registration Rights Agreement) is not effective or has been suspended, and subject to  the  Purchaser  signing  a  mutually  agreeable  Non-Disclosure  Agreement  and  agreeing  not  to sell  any of  its  securities  if  it  obtains  material  non-public information,  the  Company shall,  subject to Section 3.9, permit, during normal business hours and upon reasonable request and reasonable notice,  a  Purchaser  or  any  employees,  agents  or  representatives  thereof,  so  long  as  a  Purchaser shall  be  obligated  hereunder  to  purchase  the  Shares  or  shall  beneficially own  the  Shares,  or  shall own  Warrant  Shares  or  the  Warrants  which,  in  the  aggregate,  represent  more  than  two  percent

(2%) of the total combined voting power of all voting securities then outstanding, to examine and make  reasonable  copies  of  and  extracts  from  the  records  and  books  of  account  of,  and  visit  and inspect,  during  the  term  of  the  Warrants,  the  properties,  assets,  operations  and  business  of  the

Company  and  any  Subsidiary,  and  to  discuss  the  affairs,  finances  and  accounts  of  the  Company and any Subsidiary with any of its officers, consultants, directors, and key employees.

Section 3.4

Compliance  with  Laws.  The  Company  shall  comply,  and  cause

each   Subsidiary   to   comply,   with   all   applicable   laws,   rules,   regulations   and   orders,   the

noncompliance with which could have a Material Adverse Effect.

Section 3.5

Keeping  of  Records  and  Books  of  Account.  The  Company  shall

keep  and  cause  each  Subsidiary  to  keep  adequate  records  and  books  of  account,  in   which

complete  entries  will  be  made  in  accordance  with  GAAP  consistently  applied,  reflecting  all financial  transactions  of  the  Company and  its  Subsidiaries,  and  in  which,  for  each  fiscal  year,  all proper  reserves  for  depreciation,  depletion,  obsolescence,  amortization,  taxes,  bad  debts  and other purposes in connection with its business shall be made.

Section 3.6

Reporting  Requirements.  The  Company,  only  to  the  extend  not included  in  a  Commission  Document  publicly filed  and  available  for  public  access,  shall  furnish two  (2)  copies  of  the  following  to  each  Purchaser  in  a  timely  manner  so  long  as  that  Purchaser shall  be  obligated  hereunder  to  purchase  the  Shares  or  shall  beneficially  own  the  Shares  or

Warrants,  or  shall  own  Warrant  Shares  which,  in  the  aggregate,  represent  more  than  one  percent

(1%) of the total combined voting power of all voting securities then outstanding:

(a)

Quarterly  Reports  filed  with  the  Commission  on  Form  10-Q  as  soon  as available,  and  in  any  event  within  forty-five  (45)  days  after  the  end  of  each  of  the  first  three  (3)

fiscal  quarters  of  the  Company,  but  in  no  event  prior  to  the  time  that  such  Reports  are  publicly filed with the Commission or otherwise made publicly available;

(b)

Annual  Reports  filed  with  the  Commission  on  Form  10-K  as  soon  as available,  and  in  any  event  within  ninety  (90)  days  after  the  end  of  each  fiscal  year  of  the

Company,  but  in  no  event  prior  to  the  time  that  such  Reports  are  publicly  filed  with  the

Commission or otherwise made publicly available; and

(c)

Copies  of  all  notices  and  information,  including  without  limitation  notices and  proxy  statements  in  connection  with  any  meetings,  that  are  provided  to  holders  of  shares  of

Common  Stock,  contemporaneously  with  the  delivery  of  such  notices  or  information  to  such holders of Common Stock.

Section 3.7

Other   Agreements.   The   Company   shall   not   enter   into   any

agreement  in  which  the  terms  of  such  agreement  would  restrict  or  impair  the  right  or  ability  of the Company or any Subsidiary to perform under any Transaction Document.

Section 3.8

Reservation    of    Shares.    So    long    as    the    Warrants    remain

outstanding,  the  Company  shall  take  all  action  necessary  to  at  all  times  have  authorized,  and reserved for the purpose of issuance, the maximum number of shares of Common Stock to effect the exercise of the Warrants.

Section 3.9

Disclosure  of  Transactions  and  Other  Material  Information.   On  or

before  8:30  a.m.,  New  York  City  time,  on  the  Business  Day  immediately  following  the  Closing

Date,  the  Company shall  file  a  Current  Report  on Form  8-K  with  the  Commission  describing the terms  of  the  transactions  contemplated  by  the  Transaction  Documents  and  including  as  exhibits to such Current Report on Form 8-K this Agreement, a form of the Warrant, and the Registration

Rights  Agreement,  and  the  schedules  hereto  and  thereto  in  the  form  required  by  the  Exchange

Act  (including  all  attachments,  the  “8-K  Filing”).  For  purposes  of  this  Agreement,  a  “Business

Day”  means  any  day  except  Saturday,  Sunday  and  any  day  which  is  a  legal  holiday  or  a  day  on which  banking  institutions  in  the  State  of  Texas  generally  are  authorized  or  required  by  law  or

other  government  actions  to  close.    As  of  the  time  of  the  filing  of  the  8-K  Filing  with  the

Commission,   no   Purchaser   shall   be   in   possession   of   any   material,   nonpublic   information

received  from  the  Company,  any  of  its  Subsidiaries  or  any  of  their  respective  officers,  directors,

employees  or  agents,  that  is  not  disclosed  in  the  8-K  Filing.  The  Company  shall  not,  and  shall cause  each  of  its  Subsidiaries  and  its  and  each  of  their  respective  officers,  directors,  employees and  agents  not  to,  provide  any Purchaser  with  any  material,  nonpublic  information  regarding  the

Company or  any of  its Subsidiaries from  and  after the  filing of the 8-K  Filing with the Company without  the  express  written  consent  of  such  Purchaser.  Subject  to  the  foregoing,  neither  the

Company  nor  any  Purchaser  shall  issue  any  press  releases  or  any  other  public  statements  with respect  to  the  transactions  contemplated  hereby;  provided,  however,  that  the  Company  shall  be entitled,  without  the  prior  approval  of  any  Purchaser,  to  make  any  press  release  or  other  public disclosure  with  respect  to  such  transactions  (i)  in  substantial  conformity  with  the  8-K  Filing  and contemporaneously therewith, and (ii) as is required by applicable law and regulations, including the  applicable  rules  and  regulations  of  the  OTC  Markets  Group  (provided  that  in  the  case  of clause  (i)  above,  each  Purchaser  shall  be  notified  by the  Company (although  the  consent  of  such

Purchaser  shall  not  be  required)  in  connection  with  any  such  press  release  or  other  public disclosure prior to its release).

Section 3.10    Delivery   of   Securities.   At   Closing   or   as   soon   thereafter   as

reasonably  possible  (but  in  any  event  no  later  than  three  Business  Days  immediately  following the  Closing  Date),  the  Company  shall  deliver  to  each  Purchaser  certificates  representing  the

Shares  (in  such   denominations  as  each  Purchaser  may  request),   and  the  original  Warrants

acquired by such Purchaser at the Closing.

Section 3.11    [Intentionally Omitted].

Section 3.12    Subsequent Financings.

(a)

Until the first anniversary of the Closing Date, the Company hereby grants

to   each   Purchaser   (but   not   its   assigns)   that   (A)   still   owns   Shares   purchased   hereunder

immediately  prior  to  the  issuance  of  the  “New  Securities”  (as  defined  in  Section 3.12(b)),  (B)

purchased  Shares  on  the  Closing  Date,  and  (C)  was  not  an  officer  or  director  of  the  Company as of  the  Closing  Date  (any  such  Purchaser,  for  such  purpose,  an  “Eligible  Purchaser”),  a  right  (the

“Preemptive Right”) to purchase all or any part of  such Eligible Purchaser’s pro rata share of any

New Securities that the  Company may,  from  time to time, propose to sell  and issue.  The pro  rata share  for  each  Eligible  Purchaser,  for  purposes  of  the  Preemptive  Right,  is  the  ratio  of  (x) the number  of  shares  of  Common  Stock  then  held  or  deemed  to  be  held  by  such  Eligible  Purchaser immediately  prior  to  the  issuance  of  the  New  Securities  (assuming  the  full  exercise  of  the

Warrants),  to  (y) the  total  number  of  shares  of  Common  Stock  of  the  Company  outstanding immediately prior to the  issuance of the New Securities (after  giving effect to the full exercise of the Warrants).

(b)

For   purposes   of   this   Section 3.12,   “New   Securities”   shall   mean   any

Common  Stock,  whether  or  not  authorized  on  the  date  hereof,  and  rights,  options  or  warrants  to

purchase  Common  Stock  and  securities  of   any  type  whatsoever  that   are,  or  may  become,

convertible  into  Common  Stock;  provided,  however,  that  “New  Securities”  does  not  include  the following:

(i)

shares of capital stock of the Company issuable upon conversion or exercise of any currently outstanding securities or any Shares, Warrants or New Securities issued in accordance with this Agreement (including the Warrant Shares);

(ii)

shares   or   options   or   warrants   for   Common   Stock   granted   to

officers, directors and employees of, and consultants to, the Company pursuant to stock option or purchase  plans  or  other  compensatory  agreements  approved  by  the  Compensation  Committee  of the Board of Directors;

(iii)

shares  of  Common  Stock  issued  in  connection  with  any  pro  rata stock  split  or  stock  dividend  in  respect  of  any  series  or  class  of  capital  stock  of  the  Company  or recapitalization by the Company;

(iv)

shares  of  capital  stock,  or  options  or  warrants  to  purchase  capital stock,  issued  to  a  strategic  investor  in  connection  with  a  strategic  commercial  agreement  or pursuant  to  joint  ventures,  partnerships,  licensing  agreements  or  other  similar  arrangements,  as determined by the Board of Directors;

(v)

shares  of  capital  stock,  or  options  or  warrants  to  purchase  capital stock, issued pursuant to  a commercial borrowing,  secured lending or lease financing transaction approved by the Board of Directors;

(vi)

shares  of  capital  stock,  or  options  or  warrants  to  purchase  capital stock,  issued  pursuant  to  the  acquisition  of  another  corporation  or  entity  by  the  Company  by consolidation,  merger,  purchase  of  all  or  substantially all  of  the  assets,  or  other reorganization  in which  the  Company  acquires,  in  a  single  transaction  or  series  of  related  transactions,  all  or substantially all of the assets of such other corporation or entity or fifty percent (50%) or more of the  voting  power  of  such  other  corporation  or  entity or  fifty percent  (50%)  or  more  of  the  equity ownership of such other corporation or entity;

(vii)      shares  of  capital  stock  issued  in  an  underwritten  public  securities offering pursuant to a registration statement filed under the Securities Act;

(viii)    shares  of  capital  stock,  or  options  or  warrants  to  purchase  capital

stock,   issued   to   current   or   prospective   customers   or   suppliers   of   the   Company   or   to   its

employees,   officers   or   directors,   approved   by   the   Board   of   Directors   as   compensation   or

accommodation  in  lieu  of  other  payment,  compensation  or  accommodation  to  such  customer,

supplier, employee, officer or director;

(ix)

shares of capital stock, or warrants to purchase capital stock, issued to  any  Person  that  provides  services  to  the  Company  as  compensation  therefor  pursuant  to  an agreement approved by the Board of Directors;

(x)

shares  of  capital  stock,  or  options  or  warrants  to  purchase  capital stock,  offered  in  a  transaction  where  purchase  of  such  securities  by  any  Purchaser  would  cause such  transaction  to  fail  to  comply  with  applicable  federal  or  state  securities  laws  or  would  cause an  applicable  registration  or  qualification  exemption  to  fail  to  be  available  to  the  Company;

provided,  however,  that  this  clause  (x)  shall  apply  only  to  the  Purchaser  or  Purchasers  who would cause any such failure, and not to any of the other Purchasers; and

(xi)

securities  issuable  upon  conversion  or  exercise  of  the  securities  set forth in paragraphs (i) – (x) above.

In  the  event  that  the  Company proposes  to  undertake an  issuance of  New  Securities,  it  shall  give each  Eligible  Purchaser  written  notice  (the  “Notice”)  of  its  intention,  describing the  type of  New

Securities, the price,  and  the general terms  upon which the Company proposes to issue the same.

Each  Eligible  Purchaser  shall  have  twenty  (20)  Business  Days  after  receipt  of  such  notice  to agree  to  purchase  all  or  any  portion  of  its  pro  rata  share  of  such  New  Securities  at  the  price  and upon  the  terms  specified  in  the  notice  by  giving  written  notice  to  the  Company  and  stating therein  the  quantity  of  New  Securities  to  be  purchased.  In  the  event  that  any  New  Securities subject  to  the  Preemptive  Right  are  not  purchased  by  the  Eligible  Purchaser  within  the  twenty

(20)  Business Day period specified  above,  the Company shall have  ninety (90) days thereafter  to sell  (or  enter  into  an  agreement  pursuant  to  which  the  sale  of  New  Securities  that  had  been subject  to  the  Preemptive  Right  shall  be  closed,  if  at  all,  within  sixty  (60)  days  from  the  date  of said  agreement)  the  New  Securities  with  respect  to  which  the  rights  of  the  Purchaser  were  not exercised  at  a  price  and  upon  terms,  including  manner  of  payment,  no  more  favorable  to  the purchasers thereof than specified in the Notice.  In the event the Company has not sold all offered

New  Securities  within  such   ninety  (90)  day  period  (or  sold  and  issued  New  Securities  in accordance  with  the  foregoing  within  sixty  (60)  days  from  the  date  of  such  agreement),  the

Company  shall  not  thereafter  issue  or  sell  any  New  Securities,  without  first  complying  again with the procedures set forth in this Section 3.12.

Section 3.13    Beneficial Ownership Restrictions.

(a)

Notwithstanding  anything  to  the  contrary  set  forth  in  this  Agreement  or any  other  Transaction  Document  (including,  without  limitation,  the  Warrant),  at  no  time  may  a

Purchaser  convert  a  Security  if  the  number  of  shares  of  Common  Stock  to  be  issued  pursuant  to such  conversion,  when  aggregated  with  all  other  shares  of  Common  Stock  owned  by  such

Purchaser  at  such  time,  would  result  in  such  Purchaser  beneficially  owning  (as  determined  in accordance with Section 13(d) of the Exchange Act, and the rules thereunder) in excess of 4.99%

of  the  then  issued  and  outstanding  shares  of  Common  Stock  outstanding  at  such  time;  provided,

however,  that  upon  a  Purchaser  providing  the  Company  with  sixty-one  (61)  days’  notice  (the

“Waiver Notice”) that such Purchaser would like to waive this Section 3.13(a) with regard to any or  all  shares  of  Common  Stock  issuable  upon  conversion  of  any  Security,  this  Section  3.13(a)

shall  be  of  no  force  or  effect  with  regard  to  those  Securities  referenced  in  the  Waiver  Notice;

provided,  further,  that  any  Purchaser  may  waive  this  Section  3.13(a)  by  so  indicating  on  the signature  page  to  this  Agreement,  any  such  waiver  to  be  effective  on  and  as  of  the  date  of  this

Agreement.

(b)

Notwithstanding  anything  to  the  contrary  set  forth  in  this  Agreement  or any  other  Transaction  Document  (including,  without  limitation,  the  Warrant),  at  no  time  may  a

Purchaser  convert  a  Security  if  the  number  of  shares  of  Common  Stock  to  be  issued  pursuant  to such  conversion,  when  aggregated  with  all  other  shares  of  Common  Stock  owned  by  such

Purchaser  at  such  time,  would  result  in  such  Purchaser  beneficially  owning  (as  determined  in accordance with Section 13(d) of the Exchange Act, and the rules thereunder) in excess of 9.99%

of  the  then  issued  and  outstanding  shares  of  Common  Stock  outstanding  at  such  time;  provided,

however,   that   upon   a   Purchaser   providing   the   Company   with   a   Waiver   Notice   that   such

Purchaser  would  like  to  waive  this  Section  3.13(b)  with  regard  to  any  or  all  shares  of  Common

Stock  issuable  upon  conversion  of  a  Security,  this  Section  3.13(b)  shall  be  of  no  force  or  effect with regard to those Securities referenced in the Waiver Notice.

ARTICLE IV

Conditions

Section 4.1

Conditions  Precedent  to  the  Obligation  of  the  Company  to  Close

and to Sell the Shares and Warrants. The obligation hereunder of the Company to close and issue and  sell  the  Shares  and  the  Warrants  to  the  Purchasers  on  the  Closing  Date  is  subject  to  the

satisfaction   or   waiver,   at   or   before   the   Closing,   of   the   conditions   set   forth   below.   These

conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)

Accuracy   of    the    Purchasers’   Representations    and    Warranties.    The

representations  and  warranties  of  each  Purchaser  shall  be true and  correct  in  all  material  respects as  of  the  date  when  made  and  as  of  the  Closing  Date  as  though  made  at  that  time,  except  for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

(b)

Performance  by  the  Purchasers.  Each  Purchaser  shall  have  performed,

satisfied  and  complied  in  all  material  respects  with  all  covenants,  agreements  and  conditions required  by  this  Agreement  to  be  performed,  satisfied  or  complied  with  by  the  Purchasers  at  or prior to the Closing Date.

(c)

No  Injunction.   No  statute,  rule,  regulation,  executive order,  decree,  ruling

or   injunction   shall   have   been   enacted,   entered,   promulgated   or   endorsed   by   any   court   or

governmental  authority  of  competent  jurisdiction  which  prohibits  the  consummation  of  any  of the transactions contemplated by this Agreement.

(d)

Delivery  of  Purchase  Price.  The  Purchase  Price  for  the  Shares  and  the

Warrants shall have been delivered to the Company at the Closing.

(e)

Delivery of Transaction Documents. The Transaction Documents to which the  Purchasers  are  party  shall  have  been  duly  executed  and  delivered  by  the  Purchasers  to  the

Company.

Section 4.2

Conditions  Precedent  to  the  Obligation  of  the  Purchasers  to  Close

and  to  Purchase  the  Shares  and  the  Warrants.  The  obligation  hereunder  of  the  Purchasers  to purchase  the  Shares  and  the  Warrants  and  consummate  the  transactions  contemplated  by  this

Agreement  is  subject  to  the  satisfaction  or  waiver,  at  or  before  the  Closing,  of  each  of  the conditions  set  forth  below.  These  conditions  are  for  the  Purchasers’  sole  benefit  and  may  be waived by the Purchasers at any time in their sole discretion.

(a)

Accuracy  of  the  Company’s  Representations  and  Warranties.  Each  of  the

representations   and   warranties   of   the   Company   in   this   Agreement,   the   Warrants   and   the

Registration  Rights  Agreement  shall  be true  and  correct  in  all  material  respects  as  of  the  Closing

Date,  except  for  representations  and  warranties  that  speak  as  of  a  particular  date,  which  shall  be true and correct in all material respects as of such date.

(b)

Performance   by   the   Company.   The   Company   shall   have   performed,

satisfied  and  complied  in  all  respects  with  all  covenants,  agreements  and  conditions  required  by this  Agreement  to  be  performed,  satisfied  or  complied  with  by  the  Company  at  or  prior  to  the

Closing Date.

(c)

No  Suspension,  Etc.  Trading  in  the  Common  Stock  shall  not  have  been suspended by the Commission (except for any suspension of trading of limited duration agreed to by  the  Company,  which  suspension  shall  be  terminated  prior  to  the  Closing),  and,  at  any  time prior  to  the  Closing  Date,  trading  in  securities  generally  as  reported  by  Bloomberg  Financial

Markets  (“Bloomberg”)  shall  not  have  been  suspended  or  limited,  or  minimum  prices  shall  not have  been  established  on  securities  whose  trades  are  reported  by  Bloomberg,  or  quoted  by  the

OTC  Markets  Group,  nor  shall  a  banking  moratorium  have  been  declared  either  by  the  United

States  or  Texas  State  authorities,  nor  shall  there  have  occurred  any  national  or  international calamity or  crisis  of  such  magnitude  in  its  effect  on  any financial  market  which,  in  each  case,  in the  reasonable  judgment  of  the  Purchasers,  makes  it  impracticable  or  inadvisable  to  purchase  the

Shares and the Warrants.

(d)

No  Injunction.  No  statute,  rule,  regulation,  executive  order,  decree,  ruling

or   injunction   shall   have   been   enacted,   entered,   promulgated   or   endorsed   by   any   court   or

governmental  authority  of  competent  jurisdiction  which  prohibits  the  consummation  of  any  of the transactions contemplated by this Agreement.

(e)

No  Proceedings  or  Litigation.  No  action,  suit  or  proceeding  before  any arbitrator  or  any  governmental  authority  shall  have  been  commenced,  and  no  investigation  by any  governmental  authority  shall  have  been  threatened,  against  the  Company  or  any  Subsidiary,

or  any  of  the  officers,  directors  or  affiliates  of  the  Company  or  any  Subsidiary,  seeking  to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

(f)

Opinion of Counsel, Etc.  The Purchasers shall have received an opinion of counsel  to  the  Company,  dated  the  Closing Date,  in  the  form  of  Exhibit C hereto,  and  such  other certificates  and  documents  as  the  Purchasers  or  their  counsel  shall  reasonably require  incident  to the Closing.

(g)

Warrants.   The   Company   shall   have   delivered   to   the   Purchasers   the

originally  executed  Warrants  (in  such  denominations  as  each  Purchaser  may  request)  being acquired by the Purchasers in accordance with Section 3.10.

(h)

Resolutions.  The  Board  of  Directors  of  the  Company  shall  have  adopted

resolutions   consistent   with   Section   2.1(b)   hereof   in   a   form   reasonably   acceptable   to   the

Purchasers (the “Resolutions”).

(i)

Reservation  of  Shares.  As  of  the  Closing  Date,  the  Company  shall  have reserved  out  of  its  authorized  and  unissued  Common  Stock,  solely  for  the  purpose  of  effecting the  issuance  of  the  Shares  and  the  exercise  of  the  Warrants,  a  number  of  shares  of  Common

Stock  equal  to  the  number  of  Warrant  Shares  issuable  upon  exercise  of  the  Warrants,  assuming the  Warrants  were  granted  on  the  Closing  Date  (after  giving  effect  to  the  Warrants  to  be  issued on the Closing Date and assuming the Warrants were fully exercisable on such date regardless of any limitation on the timing or amount of such exercises).

(j)

Secretary’s   Certificate.   The   Company   shall   have   delivered   to   the

Purchasers a secretary’s certificate, dated as of the Closing Date, as to (i) the Resolutions, (ii) the

Articles  and  the  Bylaws,  each  as  in  effect  at  the  Closing,  and  (iii)  the  authority  and  incumbency of  the  officers  of  the  Company  executing  the  Transaction  Documents  and  any  other  documents required to be executed or delivered in connection therewith.

(k)

Officer’s   Certificate.   On   the   Closing   Date,   the   Company   shall   have

delivered  to  the  Purchasers  a  certificate  of  an  executive  officer  of  the  Company,  dated  as  of  the

Closing   Date,   confirming   the   accuracy   of   the   Company’s   representations,   warranties   and

covenants  as  of  the  Closing  Date  and  confirming  the  compliance  by  the  Company  with  the conditions precedent set forth in this Section 4.2 as of the Closing Date.

(l)

Fees  and  Expenses. As of the Closing Date, all  fees and  expenses required to  be  paid  by  the  Company  shall  have  been  or  authorized  to  be  paid  by  the  Company  as  of  the

Closing Date.

(m)

Registration  Rights  Agreement.  As  of  the  Closing  Date,  the  parties  shall have entered into the Registration Rights Agreement in the Form of Exhibit D attached hereto.

(n)

Lock-Up Agreements. Each officer, director and holder of 10% or more of the Common Stock shall have executed and delivered to the Purchasers a Lock-Up Agreement in the form attached hereto as Exhibit E.

(o)

Material Adverse Effect. No Material Adverse Effect shall have occurred.

ARTICLE V

Transfer Restrictions and Legends

Section 5.1

Legends.

(a)

The  Securities  may  only  be  disposed  of  in  compliance  with  state  and federal  securities  laws.  In  connection  with  any  transfer  of  Securities  other  than  pursuant  to  an effective  registration  statement,  to  the  Company,  to  an  Affiliate  of  a  Purchaser  or  in  connection with  a  pledge  permitted  by  Section  5.1(b),  the  Company  may  require  the  transferor  thereof  to provide to the Company an opinion of  counsel selected by the transferor, the form  and substance of which opinion shall be reasonably satisfactory to the Company,  to the  effect that such transfer

does   not   require  registration   of   such   transferred   Securities   under   the   Securities   Act.   As   a

condition  of  transfer,  any  such  transferee  shall  agree  in  writing  to  be  bound  by  the  terms  of  this

Agreement  and  shall  have  the  rights  of  a  Purchaser  under  this  Agreement  and  the  Registration

Rights Agreement.

(b)

The  Purchasers  agree  to  the  imprinting,  so  long  as  is  required  by  this

Section 5.1(b), of a legend on any of the Securities in the following form:

THESE  SECURITIES  HAVE  NOT  BEEN  REGISTERED  WITH  THE  SECURITIES

AND  EXCHANGE  COMMISSION  OR  THE  SECURITIES  COMMISSION  OF  ANY  STATE

IN    RELIANCE    UPON    AN    EXEMPTION    FROM    REGISTRATION    UNDER    THE

SECURITIES    ACT    OF    1933,    AS    AMENDED    (THE    “SECURITIES    ACT”),    AND,

ACCORDINGLY,   MAY   NOT   BE   OFFERED   OR   SOLD   EXCEPT   PURSUANT   TO   AN

EFFECTIVE    REGISTRATION    STATEMENT    UNDER    THE    SECURITIES    ACT    OR

PURSUANT  TO  AN  AVAILABLE  EXEMPTION  FROM,  OR  IN  A  TRANSACTION  NOT

SUBJECT  TO,  THE  REGISTRATION  REQUIREMENTS  OF  THE  SECURITIES  ACT  AND

IN ACCORDANCE WITH APPLICABLE STATE SECURITIES  LAWS AS EVIDENCED BY

A  LEGAL  OPINION  OF  COUNSEL  TO  THE  TRANSFEROR  TO  SUCH  EFFECT,   THE

SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

THESE   SECURITIES   MAY   BE   PLEDGED   IN   CONNECTION   WITH   A   BONA   FIDE

MARGIN   ACCOUNT   WITH   A   REGISTERED   BROKER-DEALER   OR   OTHER   LOAN

WITH   A   FINANCIAL   INSTITUTION   THAT   IS   AN   “ACCREDITED   INVESTOR”   AS

DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.

The  Company  acknowledges  and  agrees  that  a  Purchaser  may  from  time  to  time  pledge pursuant  to  a  bona  fide  margin  agreement  with  a  registered  broker-dealer  or  grant  a  security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined  in  Rule  501(a)  under  the  Securities  Act  and  who  agrees  to  be bound  by the  provisions  of this  Agreement  and  the  Registration  Rights  Agreement  and,  if  required  under  the  terms  of  such arrangement,  such  Purchaser  may  transfer  pledged  or  secured  Securities  to  the  pledgees  or secured  parties.  Such  a  pledge  or  transfer  would  not  be  subject  to  approval  of  the  Company  and no  legal  opinion  of  legal  counsel  of  the  pledgee,  secured  party  or  pledgor  shall  be  required  in connection  therewith.  Further,  no  notice  shall  be  required  of  such  pledge.  At  the  appropriate

Purchaser’s  expense,  the  Company  will  execute  and  deliver  such  reasonable  documentation  as  a pledgee  or  secured  party  of  Securities  may  reasonably  request  in  connection  with  a  pledge  or transfer  of  the  Securities,  including,  if  the  Securities  are  subject  to  registration  pursuant  to  the

Registration Rights Agreement, the preparation and filing of any required prospectus  supplement under  Rule  424(b)(3)  under  the  Securities  Act  or  other applicable  provision  of  the  Securities  Act to appropriately amend the list of Selling Stockholders thereunder, if required.

(c)

Certificates   evidencing   the   Shares   and   the   Warrant   Shares   shall   not

contain  any  legend  (including  the  legend  set  forth  in  Section  5.1(b)),  (i)  while  a  registration statement  (including  the  Registration  Statement)  covering  the  resale  of  such  security is  effective under  the  Securities  Act,  or  (ii)  following  any sale  of  such  Shares  or  Warrant  Shares  pursuant  to

Rule  144,  or  (iii)  if  such  Shares  or  Warrant  Shares  are  eligible  for  sale  under  Rule  144(b)(1),  or

(iv)  if  such  legend  is  not  required  under  applicable  requirements  of  the  Securities  Act  (including

judicial   interpretations   and   pronouncements   issued   by   the   Staff   of   the   Commission).   The

Company  shall  cause  its  counsel  to  issue  a  legal  opinion  to  the  Company’s  transfer  agent promptly  after  the  Effectiveness  Date  (as  defined  in  the  Registration  Rights  Agreement)  if required  by the  Company’s  transfer  agent  to  effect  the  removal  of  the  legend  hereunder.  If  all  or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover  the  resale  of  the  Warrant  Shares,  such  Warrant  Shares  shall  be  issued  free  of  all  legends.

The  Company  agrees  that  following  the  Effectiveness  Date  or  at  such  time  as  such  legend  is  no longer  required  under  this  Section  5.1(c),  it  will,  no  later  than  five  Business  Days  following  the

delivery  by  a  Purchaser   to  the  Company  or  the  Company’s  transfer   agent  of  a  certificate

representing Shares  or  Warrant  Shares,  as  the  case  may be,  issued  with  a restrictive  legend  (such

date,   the   “Legend   Removal   Date”),   deliver   or   cause   to   be   delivered   to   such   Purchaser   a

certificate  representing  such  Securities  that  is  free  from  all  restrictive  and  other  legends.  The

Company  may  not  make  any  notation  on  its  records  or  give  instructions  to  any  transfer  agent  of the Company that enlarge the restrictions on transfer set forth in this Section 5.1.

(d)

In  addition  to  such  Purchaser’s  other  available  remedies,  the  Company shall  pay  to  a  Purchaser,  in  cash,  as  liquidated  damages  and  not  as  a  penalty,  for  each  $1,000  of

Shares and/or Warrant Shares (based on the  closing price of the Common Stock on the date such

Securities  are  submitted  to  the  Company’s  transfer  agent)  subject  to  Section  5.1(c),  $10  per

Business  Day  (increasing  to  $20  per  Business  Day  five  (5)  Business  Days  after  such  damages

have   begun   to   accrue)   for   each   Business   Day   after   the   Legend   Removal   Date   until   such

certificate is delivered in proper form. Nothing herein shall limit such Purchaser’s right to pursue actual  damages  for  the  Company’s  failure  to  deliver  certificates  representing  any  Securities  as required  by  the  Transaction  Documents,  and  such  Purchaser  shall  have  the  right  to  pursue  all remedies  available  to  it  at  law  or  in  equity  including,  without  limitation,  a  decree  of  specific performance and/or injunctive relief.

(e)

Each Purchaser, severally and not jointly with the other Purchasers, agrees that  the  removal  of  the  restrictive  legend  from  certificates  representing  Securities  as  set  forth  in this  Section  5.1  is  predicated  upon  the  Company’s  reliance  that  the  Purchaser  will  sell  any

Securities  pursuant  to  either  the  registration  requirements  of  the  Securities  Act,  including  any applicable prospectus delivery requirements, or an exemption therefrom.

ARTICLE VI

Termination

Section 6.1

Termination    by    Mutual    Consent.    This    Agreement    may    be

terminated  at  any  time  prior  to  the  Closing  Date  by  the  mutual  written  consent  of  the  Company and the Purchasers.

Section 6.2

Effect of Termination.  In the event of termination by the Company or  the  Purchasers,  written  notice  thereof  shall  forthwith  be  given  to  the  other  party  and  the transactions  contemplated  by  this  Agreement  shall  be  terminated  without  further  action  by  any

party.   If  this  Agreement  is  terminated  as  provided  in  Section  6.1  herein,  this  Agreement  shall become  void  and  of  no  further  force  and  effect,  except  for  Sections  8.1  and  8.2,  and  Article  VII herein.  Nothing  in  this  Section  6.2  shall  be  deemed  to  release  the  Company  or  any  Purchaser from any liability for any breach under this Agreement, or to impair the rights of the Company or such  Purchaser  to  compel  specific  performance  by  the  other  party  of  its  obligations  under  this

Agreement.

ARTICLE VII

Indemnification

Section 7.1

General  Indemnity.  The  Company  agrees  to  indemnify  and  hold harmless  each  Purchaser  (and  its  respective  directors,  officers,  employees,  affiliates,  agents,

successors  and  assigns)  from  and  against  any  and  all  losses,  liabilities,  deficiencies,  costs,

damages  and  expenses  (including,  without  limitation,  reasonable  attorneys’  fees,  charges  and disbursements) incurred by each Purchaser or any such Person as a result of any inaccuracy in or

breach   of   the   representations,   warranties   or   covenants   made   by  the   Company  herein.   The

Purchasers  severally  but  not  jointly  agree  to  indemnify  and  hold  harmless  the  Company  and  its directors, officers, employees, affiliates, agents, successors and assigns  from and against any and all  losses,  liabilities,  deficiencies,  costs,  damages  and  expenses  (including,  without  limitation,

reasonable attorneys’ fees, charges and disbursements) incurred by the  Company as result of any inaccuracy  in  or  breach  of  the  representations,  warranties  or  covenants  made  by  the  Purchasers herein.

Section 7.2

Indemnification  Procedure.  Any  party  entitled  to  indemnification under this Article VII (an  “indemnified party”) will give written notice to the indemnifying party of  any  matters  giving  rise  to  a  claim  for  indemnification;  provided,  that  the  failure  of  any  party entitled  to  indemnification  hereunder  to  give  notice  as  provided  herein  shall  not  relieve  the

indemnifying   party   of   its   obligations   under   this   Article   VII   except   to   the   extent   that   the

indemnifying  party  is  actually  prejudiced  by  such  failure  to  give  notice.  In  case  any  action,

proceeding  or  claim  is  brought  against  an  indemnified  party in  respect  of  which  indemnification is  sought  hereunder,  the  indemnifying  party  shall  be  entitled  to  participate  in  and,  unless  in  the

reasonable   judgment   of   the   indemnified   party   a   conflict   of   interest   between   it   and   the

indemnifying  party  may  exist  with  respect  to  such  action,  proceeding  or  claim,  to  assume  the

defense  thereof  with  counsel  reasonably  satisfactory  to  the  indemnified  party.   In  the  event  that

the   indemnifying   party  advises   an   indemnified   party  that   it   will   contest   such   a   claim   for

indemnification  hereunder,  or  fails,  within  thirty  (30)  days  of  receipt  of  any  indemnification notice to notify, in writing, such Person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim  (or discontinues its defense at any time  after  it

commences  such  defense),  then  the  indemnified  party  may,  at  its   option,  defend,  settle  or

otherwise   compromise   or   pay   such   action   or   claim.   In   any   event,   unless   and   until   the

indemnifying  party  elects  in  writing  to  assume  and  does  so  assume  the  defense  of  any  such claim,  proceeding  or  action,  the  indemnified  party’s  costs  and  expenses  arising  out  of  the defense,  settlement  or  compromise  of  any  such  action,  claim  or  proceeding  shall  be  losses subject  to  indemnification  hereunder.  The  indemnified  party  shall  cooperate  fully  with  the indemnifying party in  connection  with  any negotiation  or  defense  of  any such  action  or  claim  by the  indemnifying  party  and  shall  furnish  to  the  indemnifying  party  all  information  reasonably

available to the  indemnified party which relates to  such action or  claim.   The indemnifying party

shall  keep  the  indemnified  party  fully  apprised  at  all  times  as  to  the  status  of  the  defense  or  any

settlement  negotiations  with  respect  thereto.   If  the  indemnifying party elects  to  defend  any such

action  or  claim,  then  the  indemnified  party  shall  be  entitled  to  participate  in  such  defense  with

counsel  of  its  choice  at  its  sole  cost  and  expense.   The  indemnifying  party  shall  not  be  liable  for

any  settlement  of  any  action,  claim  or  proceeding  effected  without  its  prior  written  consent.

Notwithstanding  anything  in  this  Article  VII  to  the  contrary,  the  indemnifying  party  shall  not,

without  the  indemnified party’s  prior  written  consent,  settle  or  compromise  any claim  or  consent

to   entry   of   any   judgment   in   respect   thereof   which   imposes   any   future   obligation   on   the

indemnified  party or  which  does  not  include,  as  an  unconditional  term  thereof,  the  giving  by the claimant  or  the  plaintiff  to  the  indemnified  party  of  a  release  from  all  liability in  respect  of  such claim.  The  indemnification  required  by  this  Article  VII  shall  be  made  by  periodic  payments  of the  amount  thereof  during  the  course  of  investigation  or  defense,  as  and  when  bills  are  received or  expense,  loss,  damage  or  liability  is  incurred,  so  long  as  the  indemnified  party  irrevocably agrees  to  refund  such  moneys  if  it  is  ultimately  determined  by  a  court  of  competent  jurisdiction that  such  party  was  not  entitled  to  indemnification.  The  indemnity  agreements  contained  herein shall  be  in  addition  to  (a)  any  cause  of  action  or  similar  rights  of  the  indemnified  party  against the indemnifying party or others,  and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE VIII

Miscellaneous

Section 8.1

Fees  and  Expenses.  Each  party  shall  pay  the  fees  and  expenses  of its  advisors,  counsel,  accountants  and  other  experts,  if  any,  and  all  other  expenses,  incurred  by such  party  incident  to  the  negotiation,  preparation,  execution,  delivery  and  performance  of  this

Agreement; provided, however, that the Company shall pay a flat $20,000 to YP Holdings, LLC,

the  lead  Purchaser  (“YP”),  to  reimburse  YP  for  the  fees  and  expenses  (including  attorneys’  fees and  expenses)  incurred  by it  in  connection  with  its  due diligence review of  the  Company and  the preparation,  negotiation,  execution,  delivery  and  performance  of  this  Agreement  and  the  other

Transaction  Documents  and  the  transactions  contemplated  thereunder  (including  YP’s  counsel’s review  of  the  Registration  Statement  (as  contemplated  by the  Registration  Rights  Agreement)  as

special   counsel   to   Purchasers).   The   Company  hereby   authorizes   and   directs   YP   to   deduct

$20,000 from the Purchase Price to be paid by YP at Closing in payment and satisfaction of such

$20,000  due  and  payable  by  the  Company.  In  addition,  the  Company  shall  pay  all  reasonable fees  and expenses incurred by the  Purchasers  in connection with any amendments, modifications

or   waivers   of   this   Agreement   or   any   of   the   other   Transaction   Documents   or   incurred   in

connection with the enforcement of this Agreement and any of the other Transaction Documents,

following   a   breach   by   the   Company   of   this   Agreement   or   any   of   the   other   Transaction

Documents,  including,   without  limitation,  all  reasonable   attorneys’  fees,  disbursements  and

expenses.

Section 8.2

Specific Enforcement; Consent to Jurisdiction.

(a)

The  Company  and  the  Purchasers  acknowledge  and  agree  that  irreparable damage  would  occur  in  the  event  that  any  of  the  provisions  of  this  Agreement  or  the  other

Transaction  Documents  were  not  performed  in  accordance  with  their  specific  terms  or  were

otherwise  breached.   It  is  accordingly  agreed  that  the  parties  shall  be  entitled  to  an  injunction  or

injunctions   to   prevent   or   cure   breaches   of   the   provisions   of   this   Agreement   or   the   other

Transaction  Documents  and  to  enforce  specifically  the  terms  and  provisions  hereof  or  thereof,

this being in addition to any other remedy to which any of them may be entitled by law or equity.

(b)

The  Company  and  each  Purchaser  (i)  hereby  irrevocably  submit  to  the exclusive  jurisdiction  of the  United  States  District  Court  sitting in  the  Northern  District  of  Texas and  the  courts  of  the  State  of  Texas  located  in  Dallas,  Texas,  for  the  purposes  of  any suit,  action or  proceeding  arising  out  of  or  relating  to  this  Agreement  or  any  of  the  other  Transaction

Documents  or  the  transactions  contemplated  hereby or  thereby,  and  (ii)  hereby waive,  and  agree not  to  assert  in  any  such  suit,  action  or  proceeding,  any  claim  that  it  is  not  personally  subject  to the  jurisdiction  of  such  court,  that  the  suit,  action  or  proceeding  is  brought  in  an  inconvenient forum  or  that  the  venue  of  the  suit,  action  or  proceeding  is  improper.  The  Company  and  each

Purchaser  consent  to  process  being  served  in  any  such  suit,  action  or  proceeding  by  mailing  a copy  thereof  to  such  party  at  the  address  in  effect  for  notices  to  it  under  this  Agreement  and agrees that such service shall constitute good and sufficient service of process and notice thereof.

Nothing  in  this  Section  8.2  shall  affect  or  limit  any  right  to  serve  process  in  any  other  manner permitted by law.  The Company and the  Purchasers hereby agree that the prevailing party in  any suit, action or proceeding arising out of or relating to the Shares, the Warrants or any Transaction

Document  shall  be  entitled  to  reimbursement  for  reasonable  legal  fees  from  the  non-prevailing party.

Section 8.3

Entire    Agreement;    Amendment.    This    Agreement    and    the

Transaction  Documents  contain  the  entire  understanding  and  agreement  of  the  parties  with respect  to  the  matters  covered  hereby  and,  except  as  specifically  set  forth  herein  or  in  the  other

Transaction   Documents,   neither   the   Company   nor   any  Purchaser   make  any  representation,

warranty,  covenant  or  undertaking  with  respect  to  such  matters,  and  they  supersede  all  prior understandings  and  agreements  with  respect  to  said  subject  matter,  all  of  which  are  merged herein.  No  provision  of  this  Agreement  may  be  waived  or  amended  other  than  by  a  written instrument  signed  by  the  Company  and  the  holders  of  at  least  a  majority  in  interest  of  the  then-

outstanding  Shares,  and  no  provision  hereof  may  be  waived  other  than  by  a  written  instrument

signed  by the  party against  whom  enforcement  of  any such  amendment  or  waiver  is  sought.   No

such amendment shall be effective to the extent that it applies to less than all of the holders of the

Shares  then  outstanding.  No  consideration  shall  be  offered  or  paid  to  any  Person  to  amend  or consent to a waiver or modification of any provision of any of the Transaction Documents unless the  same  consideration  is  also  offered  to  all  of  the  parties  to  the  Transaction  Documents  or holders of Shares, as the case may be.

Section 8.4

Notices.  Any  notices  required  or  permitted  to  be  given  under  this

Agreement  (and,  unless  otherwise  expressly  provided  therein,  under  any  document  delivered pursuant  to  this  Agreement)  shall  be  given  in  writing  and  shall  be  deemed  received  (a)  when personally delivered to the relevant party at such  party’s address as set forth below, (b) if sent by mail  (which  must  be  certified  or  registered  mail,  postage  prepaid),  when  received  or  rejected  by the  relevant  party  at  such  party’s  address  indicated  below,  or  (c)  if  sent  by  email  transmission,

when confirmation of delivery is received by the sending party:

If to the Company:

MediJane Holdings Inc.

2011 Ken Pratt Boulevard, Suite 300

Longmont, Colorado 80501

Attention: Russell G. Stone, Chief Operating Officer

Email:  russell.stone@mjmd.net

with copies (which copies

shall not constitute notice

to the Company) to:

J.M. Walker & Associates

Attorneys At Law

7841 South Garfield Way

Centennial, Colorado 80122

Attention:  Jody M. Walker, Esq.

Email:  jmwlkr85@gmail.com

If to any Purchaser:

At   the   address   of   such   Purchaser   set   forth   on

Exhibit A to this Agreement.

Any  party  hereto  may  from  time  to  time  change  its  address  for  notices  by  giving  at  least ten (10) days written notice of such changed address to the other party hereto.

Section 8.5

Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in  the  future  or  a  waiver  of  any  other  provision,  condition  or  requirement  hereof,  nor  shall  any delay or omission of any party to exercise  any right hereunder in any manner impair the  exercise of any  such right accruing to it thereafter.

Section 8.6

Headings.   The   article,   section   and   subsection   headings   in   this

Agreement  are  for  convenience  only  and  shall  not  constitute  a  part  of  this  Agreement  for  any other purpose and shall not be deemed to limit or affect any of the provisions hereof.

Section 8.7

Successors  and  Assigns.  This  Agreement  shall  be  binding  upon and  inure  to  the  benefit  of  the  parties  and  their  successors  and  assigns.  After  the  Closing,  the assignment  by  a  party  to  this  Agreement  of  any  rights  hereunder  shall  not  affect  the  obligations of  such  party  under  this  Agreement.  After  the  Closing,  the  Purchasers,  in  compliance  with  all applicable  securities  laws,  may  assign  the  Shares,  the  Warrants  and  their  rights  under  this

Agreement  and  the other  Transaction Documents  and any other rights hereto and thereto without the consent of the Company.

Section 8.8

No  Third  Party  Beneficiaries.  This  Agreement  is  intended  for  the benefit  of  the  parties  hereto  and  their  respective  permitted  successors  and  assigns  and  is  not  for the  benefit  of,  nor  may  any  provision  hereof  be  enforced  by,  any  other  Person  (other  than indemnified parties, as contemplated by Article VII).

Section 8.9

Governing   Law.   This   Agreement   shall   be   governed   by   and

construed  in  accordance  with  the  internal  laws  of  the  State of  Texas,  without  giving  effect  to  the

choice   of   law   provisions.   This   Agreement   shall   not   be   interpreted   or   construed   with   any

presumption against the party causing this Agreement to be drafted.

Section 8.10    Survival.  The  representations  and  warranties  of  the  Company  and

the  Purchasers   contained  in  Sections  2.1(o)  and  2.1(s)  shall  survive  indefinitely  and  those contained  in  Article  II,  with  the  exception  of  Sections  2.1(o)  and  2.1(s),  shall  survive  the execution and delivery hereof and the Closing until the date two (2) years from the Closing Date,

and  the  agreements  and  covenants  set  forth  in  Articles  I,  III,  V,  VII  and  VIII  of  this  Agreement shall survive the execution and delivery hereof and the Closing hereunder.

Section 8.11    Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts,  all  of  which  taken  together  shall  constitute  one  and  the  same  instrument  and  shall become  effective  when  counterparts  have  been  signed  by  each  party  and  delivered  to  the  other parties hereto, it being understood that all parties need not sign the same counterpart.

Section 8.12    Publicity.  The  Company  agrees  that  it  will  not  disclose,  and  will not  include  in  any public  announcement,  the  names  of  the  Purchasers  without  the  consent  of  the

Purchasers  in  accordance  with  Section  8.3,  which  consent  shall  not  be  unreasonably  withheld  or delayed,  or  unless  and  until  such  disclosure is  required  by law,  rule  or  applicable  regulation,  and then only to the extent of such requirement.

Section 8.13    Severability.  The  provisions  of  this  Agreement  are  severable  and,

in  the  event  that  any  court  of  competent  jurisdiction  shall  determine  that  any  one  or  more  of  the provisions  or  part  of  the  provisions  contained  in  this  Agreement  shall,  for  any  reason,  be  held  to be  invalid,  illegal  or  unenforceable  in  any  respect,  such  invalidity,  illegality  or  unenforceability shall  not  affect  any  other  provision  or  part  of  a  provision  of  this  Agreement  and  this  Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such  provision,  had  never  been  contained  herein,  so  that  such  provisions  would  be  valid,  legal and enforceable to the maximum extent possible.

Section 8.14    Further  Assurances.  From  and  after  the  date  of  this  Agreement,

upon  the  request  of  the  Purchasers  or  the  Company,  the  Company  and  each  Purchaser  shall execute  and  deliver  such  instruments,  documents  and  other  writings  as  may  be  reasonably necessary or  desirable  to  confirm  and  carry out  and  to  effectuate  fully the  intent  and  purposes  of this Agreement, the Warrants and the Registration Rights Agreement.

Section 8.15    Independent  Nature  of  Purchasers’  Obligations  and  Rights.  The

obligations of each Purchaser under any Transaction Document are several and not joint with the obligations  of  any  other  Purchaser,  and  no  Purchaser  shall  be  responsible  in  any  way  for  the

performance   of   the   obligations   of   any   other   Purchaser   under   any   Purchaser   Transaction

Document.  Nothing  contained  herein  or  in  any  other  Purchaser  Transaction  Document,  and  no action  taken  by  any  Purchaser  pursuant  hereto  or  thereto,  shall  be  deemed  to  constitute  the

Purchasers  as a partnership, an association, a joint venture or  any other kind of entity, or create  a presumption  that  the  Purchasers  are  in  any  way  acting  in  concert  or  as  a  group  with  respect  to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser

confirms   that   it   has   independently   participated   in   the   negotiation   of   the   transactions

contemplated  hereby  with  the  advice  of  its  own  counsel  and  advisors.  Each  Purchaser  shall  be entitled  to  independently  protect  and  enforce  its  rights,  including,  without  limitation,  the  rights arising  out  of  this  Agreement  or  out  of  any  other  Transaction  Documents,  and  it  shall  not  be necessary  for  any  other  Purchaser  to  be  joined  as  an  additional  party  in  any  proceeding  for  such purpose.  Each  Purchaser  (other  than  YP)  hereby  agrees  and  acknowledges  that  (a) Block  &

Garden,  LLP,  was  retained  solely  by  YP  in  connection  with  its  due  diligence  review  of  the

Company   and   the   preparation,   negotiation,   execution,   delivery   and   performance   of   this

Agreement  and  the  other  Transaction  Documents  and  the  transactions  contemplated  thereunder,

and  in  such  capacity has  provided  legal  services  solely to  YP,  (b) Block  &  Garden,  LLP,  has  not

represented,   nor   will   it   represent,   any   Purchaser   (other   than   YP)   in   connection   with   the

preparation,  negotiation,  execution,  delivery  and  performance  of  this  Agreement  or  the  other

Transaction  Documents  or  the  transactions  contemplated  thereunder,  and  (c) each  Purchaser

(other   than   YP)   should,   if   it   wishes   counsel   with   respect   to   the   preparation,   negotiation,

execution,  delivery  and  performance  of  this  Agreement  or  the  other  Transaction  Documents  or

the   transactions   contemplated   thereunder,   retain   its   own   independent   counsel   with   respect

thereto.

[Remainder of page intentionally left blank. Signature pages to follow.]

PURCHASERS:

YP HOLDINGS, LLC

By:

Michael W. Yurkowsky, Manager

  Check  box  and  initial  if  the  foregoing  Purchaser  wishes  to  waive the provisions of Section 3.13(a). ______ (initial here)

EXHIBIT A

LIST OF PURCHASERS

Names and Addresses

Number of Shares

Number of

Dollar Amount of

of Purchasers

Purchased

Warrants

Investment

Purchased

YP Holdings, LLC

6,666,667

13,333,334

$600,000.00

6002 Costera Lane

Dallas, Texas  75248

Attn:  Michael W. Yurkowsky

Email: myurkowsky@yahoo.com

With a copy to:

Block & Garden, LLP

5949 Sherry Lane, Suite 900

Dallas, Texas  75225

Attn:  Warren W. Garden, Esq.

Email:  garden@bgvllp.com

A-1

EXHIBIT B

FORM OF WARRANT

B-1

THE  WARRANTS  REPRESENTED  BY  THIS  CERTIFICATE  AND  THE  SHARES

ISSUABLE    UPON    EXERCISE    OF   THE    SECURITIES    EVIDENCED    BY    THIS

CERTIFICATE  HAVE  NOT  BEEN  REGISTERED  UNDER  THE  SECURITIES  ACT

OF   1933,   AS   AMENDED,   AND   MAY   NOT   BE   TRANSFERRED   EXCEPT   UPON

DELIVERY     TO     THE     CORPORATION     OF     AN     OPINION     OF     COUNSEL

SATISFACTORY   IN   FORM   AND   SUBSTANCE   TO   IT   THAT   SUCH   TRANSFER

WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED

THE TRANSFER OF THIS WARRANT IS RESTRICTED AS DESCRIBED HEREIN.

MediJane Holdings Inc.

Warrant for the Purchase of Shares of Common Stock,

par value $0.001 per Share

No. W-[●]

[●] Shares

THIS  CERTIFIES  that,  for  value  received, [●],  whose  address  is [●]  (the  “Holder”),  is entitled  to  subscribe  for  and  purchase  from  MediJane  Holdings  Inc.,  a  Nevada  corporation  (the

“Company”),  upon  the  terms  and  conditions  set  forth  herein, [●]  shares  of  the  Company’s

Common  Stock,  par  value  $0.001  per  share  (“Common  Stock”),  at  a  price  of  $0.20  per  share

(the  “Exercise  Price”).  As  used  herein  the  term  “this  Warrant”  shall  mean  and  include  this

Warrant  and  any Common  Stock  or  Warrants  hereafter  issued  as  a  consequence  of  the  exercise or transfer of this Warrant in whole or in part.

The  number  of  shares  of  Common  Stock  issuable  upon  exercise  of  the  Warrants  (the

“Warrant  Shares”)  and  the  Exercise  Price  may  be  adjusted  from  time  to  time  as  hereinafter  set forth.  The Warrant  Shares  are entitled  to  the  benefits,  and  subject to the obligations, set forth in the  Registration  Rights  Agreement  among  the  Company,  the  Holder  and  certain  other  parties dated concurrently herewith (the “Registration Rights Agreement”).

1.

Exercise  Price  and  Exercise  Period.   This  Warrant  may be  exercised  at  any time

or from time to time during the period commencing at  10:00 a.m. Mountain Time on September

[●],  2014,  and  ending  at  5:00 p.m.  Mountain  Time  on  September [●],  2019  (the  “Exercise

Period”).

2.

Procedure for Exercise; Effect of Exercise.

(a)

Cash Exercise. This Warrant may be exercised, in whole or in part, by the Holder during  normal  business  hours  on  any  business  day  during  the  Exercise  Period  by  (i)  the presentation  and  surrender  of  this  Warrant  to  the  Company  at  its  principal  office  along  with  a duly  executed  Notice  of  Exercise  (in  the  form  attached  to  this  Agreement)  specifying  the number  of  Warrant  Shares  to  be  purchased,  and  (ii)  delivery of  payment  to  the  Company of  the

Exercise  Price  for  the  number  of  Warrant  Shares  specified  in  the  Notice  of  Exercise  by  cash,

wire transfer  of  immediately available  funds  to a bank account specified by the Company, or by certified or bank cashier’s check.

(b)

Cashless  Exercise.   This  Warrant  may also  be  exercised  by the  Holder  through  a cashless exercise, as described in this Section 2(b). In such case, this Warrant may be exercised,

in  whole  or  in  part,  by the  Holder  during normal  business  hours  on  any business  day during the

Exercise  Period  by  the  presentation  and  surrender  of  this  Warrant  to  the  Company  at  its principal  office  along  with  a  duly  executed  Notice  of  Exercise  specifying  the  number  of

Warrant  Shares  to  be  applied  to  such  exercise.  The  number  of  shares  of  Common  Stock  to  be issues  upon  exercise  of  this  Warrant  pursuant  to  this  Section  2(b)  shall  equal  the  value  of  this

Warrant  (or  the  portion  thereof  being  canceled)  computed  as  of  the  date  of  delivery  of  this

Warrant to the Company using the following formula:

X =

Y(A-B)

A

Where:

X   =   the  number  of  shares  of  Common  Stock  to  be  issued  to  Holder  under  this

Section 2(b);

Y  =  the number of Warrant Shares identified in the Notice of Exercise as being applied to the subject exercise;

A  =  the Current Market Price on such date; and

B  =  the Exercise Price on such date

For  purposes  of  this  Section  2(b),  Current  Market  Price  shall  have  the  definition  provided  in

Section 6(g).

The  Company  acknowledges  and  agrees  that  this  Warrant  was  issued  on  the  date  set forth  at  the  end  of  this  Warrant.  Consequently,  the  Company  acknowledges  and  agrees  that,  if the  Holder  conducts  a  cashless  exercise  pursuant  to  this  Section  2(b),  the  period  during  which the  Holder  held  this  Warrant  may,  for  purposes  of  Rule  144  promulgated  under  the  Securities

Act  of  1933,  as  amended  (the  “Securities  Act”),  be  “tacked”  to  the  period  during  which  the

Holder holds the Warrant Shares received upon such cashless exercise.

Notwithstanding  the  foregoing,  the  Holder  may  conduct  a  cashless  exercise  pursuant  to this  Section  2(b)  only  after  the  six  (6)  month  anniversary  of  the  initial  issuance  date  of  this

Warrant,  and  then  only  in  the  event  that  a  registration  statement  covering  the  resale  of  the

Warrant  Shares  is  not  then  effective  at  the  time  that  the  Holder  wishes  to conduct such cashless exercise.

(c)

Effect  of  Exercise.   Upon  receipt  by  the  Company  of  this  Warrant  and  a  Notice of  Exercise,  together  with  proper  payment  of  the  Exercise  Price,  as  provided  in  this  Section  2,

the  Company agrees  that  such  Warrant  Shares  shall be deemed to be issued to the Holder as the record  holder  of  such  Warrant  Shares  as  of  the  close  of  business  on  the  date  on  which  this

Warrant   has   been   surrendered   and   payment   has   been   made   for   such   Warrant   Shares   in

accordance  with  this  Agreement  and  the  Holder  shall  be  deemed  to  be  the  holder  of  record  of the  Warrant  Shares,  notwithstanding that  the  stock  transfer  books  of  the  Company shall  then  be closed  or  that  certificates  representing  such  Warrant  Shares  shall  not  then  be  actually delivered to the Holder. A stock certificate or certificates for the Warrant Shares specified in the Notice of

Exercise  shall  be  delivered  to  the  Holder  as  promptly  as  practicable,  and  in  any  event  within seven  (7)  business  days,  thereafter.  The  stock  certificate(s)  so  delivered  shall  be  in  any  such

denominations  as  may  be  reasonably  specified  by  the  Holder  in  the  Notice  of  Exercise.   If  this

Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation,  execute  and  deliver  a  new  Warrant  evidencing  the  right  of  the  Holder  to  purchase the balance of the Warrant Shares subject to purchase hereunder.

3.

Registration  of  Warrants;  Transfer  of  Warrants.   Any  Warrants  issued  upon  the

transfer  or  exercise  in  part  of  this  Warrant  shall  be  numbered  and  shall  be  registered  in  a

Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of  any  Warrant  on  the  Warrant  Register  as  the  owner  in  fact  thereof  for  all  purposes  and  shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered  or  to  be  registered  in  the  name  of  a  fiduciary  or  the  nominee  of  a  fiduciary  unless made  with  the  actual  knowledge  that  a  fiduciary  or  nominee  is  committing  a  breach  of  trust  in requesting such registration or transfer, or with the knowledge of such facts that its participation therein  amounts  to  bad  faith.  This  Warrant  shall  be  transferable  only  on  the  books  of  the

Company  upon  delivery  thereof  duly  endorsed  by  the  Holder  or  by  its  duly authorized  attorney or  representative,  or  accompanied  by proper  evidence of  succession,  assignment,  or  authority to

transfer.   In  all  cases  of  transfer  by an  attorney,  executor,  administrator,  guardian,  or  other legal

representative,  duly  authenticated  evidence  of  his  or  its  authority shall  be  produced.   Upon  any

registration  of  transfer,  the  Company  shall  deliver  a  new  Warrant  or  Warrants  to  the  person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another

Warrant,  or  other  Warrants  of  different  denominations,  of  like  tenor  and  representing  in  the

aggregate   the   right   to   purchase   a   like  number  of   Warrant   Shares,   upon   surrender   to   the

Company or its duly authorized agent.

4.

Restrictions  on  Transfer.    (a)  The  Holder,  as  of  the  date  of  issuance  hereof,

represents  to  the  Company  that  such  Holder  is  acquiring  the  Warrants  for  its  own  account  for investment  purposes  and  not  with  a  view  to  the  distribution  thereof  or  of  the  Warrant  Shares.

Notwithstanding  any  provisions  contained  in  this  Warrant  to  the  contrary,  this  Warrant  and  the related  Warrant  Shares  shall  not  be  transferable  except  pursuant  to  the  proviso  contained  in  the following  sentence  or  upon  the  conditions  specified  in  this  Section  4,  which  conditions  are intended, among other things, to insure compliance with the provisions of the Securities Act and applicable  state  law  in  respect  of  the  transfer  of  this  Warrant  or  such  Warrant  Shares.  The

Holder by acceptance of this Warrant agrees that the Holder will not transfer this Warrant or the related  Warrant  Shares  prior  to  delivery  to  the  Company  of  an  opinion  of  the  Holder’s  counsel

(as  such  opinion  and  such  counsel  are  described  in  Section  4(b)  hereof)  or  until  registration  of such  Warrant  Shares  under  the  Securities  Act  has  become  effective  or  after  a  sale  of  such

Warrant  or  Warrant  Shares  has  been  consummated  pursuant  to  Rule  144  or  Rule  144A  under the  Securities  Act;  provided,  however,  that  the  Holder  may  freely  transfer  this  Warrant  or  such

Warrant  Shares  (without  delivery  to  the  Company  of  an  opinion  of  counsel)  (i)  to  one  of  its nominees, affiliates or a nominee thereof, (ii) to a pension or profit-sharing fund established and

maintained  for  its  employees  or  for  the  employees  of  any affiliate,   (iii)  from  a  nominee  to  any

of  the  aforementioned  persons  as  beneficial  owner  of  this  Warrant  or  such  Warrant  Shares,  or

(iv)  to  a  qualified  institutional  buyer,  so  long  as  such  transfer  is  effected  in  compliance  with

Rule 144A under the Securities Act.

(b)

The  Holder,  by  its  acceptance  hereof,  agrees  that  prior  to  any  transfer  of  this

Warrant  or  of  the  related  Warrant  Shares  (other  than  as  permitted  by  Section  4(a)  hereof  or pursuant  to  a  registration  under  the  Securities  Act),  the  Holder  will  give  written  notice  to  the

Company of its intention to effect such transfer, together with an opinion of such counsel for the

Holder as shall be reasonably acceptable to the Company, to the effect that the proposed transfer of  this  Warrant  and/or  such  Warrant  Shares  may  be  effected  without  registration  under  the

Securities  Act.   Upon  delivery  of  such  notice  and  opinion  to  the  Company,  the  Holder  shall  be entitled  to  transfer  this  Warrant  and/or  such  Warrant  Shares  in  accordance  with  the  intended method of disposition specified in the notice to the Company.

(c)

Each   stock   certificate   representing   Warrant   Shares   issued   upon   exercise   or

exchange  of  this  Warrant  shall  bear  the  following  legend  unless  the  opinion  of  counsel  referred to in Section 4(b) states such legend is not required:

“THE   SECURITIES   EVIDENCED   BY   THIS   CERTIFICATE   HAVE   NOT   BEEN

REGISTERED  UNDER  THE  SECURITIES  ACT  OF  1933,  AS  AMENDED,  AND

MAY    NOT    BE    TRANSFERRED    EXCEPT    UPON    DELIVERY    TO    THE

CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND

SUBSTANCE   TO   IT   THAT   SUCH   TRANSFER   WILL   NOT   VIOLATE   THE

SECURITIES ACT OF 1933, AS AMENDED.”

The  Holder  understands  that  the  Company  may  place,  and  may  instruct  any  transfer  agent  or depository  for  the  Warrant  Shares  to  place,  a  stop  transfer  notation  in  the  securities  records  in respect of the Warrant Shares.

5.

Reservation  of  Shares.  The  Company  shall  at  all  times  during  the  Exercise

Period  reserve  and  keep  available  out  of  its  authorized  and  unissued  Common  Stock,  solely for the  purpose  of  providing  for  the  exercise  of  the  rights  to  purchase  all  Warrant  Shares  granted pursuant  to  the  Warrants,  such  number  of  shares  of  Common  Stock  as  shall,  from  time  to  time,

be  sufficient  therefor.   The Company covenants  that  all  shares  of  Common  Stock  issuable  upon exercise  of  this  Warrant,  upon  receipt  by  the  Company  of  the  full  Exercise  Price  therefor,  and all  shares  of  Common  Stock  issuable  upon  conversion  of  this  Warrant,  shall  be  validly  issued,

fully paid, non-assessable, and free of preemptive rights.

6.

Exercise  Price  Adjustments.   The  Exercise  Price  shall  be  subject  to  adjustment

from time to time as follows:

(a)

(i)

In  the  event  that  the  Company  shall  (A)  pay  a  dividend  or  make  a distribution  to  all  its  stockholders,  in  shares  of  Common  Stock,  on  any class  of  capital  stock  of

the   Company  or   any  subsidiary  which   is   not   directly  or   indirectly  wholly  owned   by  the

Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares,

or  (C)  combine  its  outstanding  Common  Stock  into  a  smaller  number  of  shares,  then  in  each such  case  the  Exercise  Price  in  effect  immediately  prior  thereto  shall  be  adjusted  so  that  the

Holder  of  a  Warrant  thereafter  surrendered  for  Exercise  shall  be  entitled  to  receive  the  number of  shares  of  Common  Stock  that  such  Holder  would  have  owned  or  have  been  entitled  to receive  after  the  occurrence  of  any  of  the  events  described  above  had  such  Warrant  been exercised  immediately  prior  to  the  occurrence  of  such  event.  An  adjustment  made  pursuant  to this  Section  6(a)(i)  shall  become  effective  immediately after  the  close  of  business  on  the  record date  in  the  case  of  a  dividend  or  distribution  (except  as  provided  in  Section  6(e)  below)  and shall  become  effective  immediately  after  the  close  of  business  on  the  effective  date  in  the  case of  such  subdivision,  split  or  combination,  as  the  case  may  be.  Any  shares  of  Common  Stock issuable  in  payment  of  a  dividend  shall  be deemed  to  have been  issued immediately prior to the close of business on the record date for such dividend for purposes of calculating the number of outstanding shares of Common Stock under clause (ii) below.

(ii)

In  the  event  that  the  Company  shall  commit  to  issue  or  distribute  New

Securities  (as  defined  in  the  Securities  Purchase  Agreement,  of  even  date  herewith,  among  the

Company,  the  Holder  and  certain  other  Purchasers  named  therein),  in  any  such  case  at  a  price per  share  less  than  the  Current  Market  Price  per  share  on  the  earliest  of  (A)  the  date  the

Company  shall  enter  into  a  firm  contract  for  such  issuance  or  distribution,  (B)  the  record  date for  the  determination  of  stockholders  entitled  to  receive  any such  New  Securities,  if  applicable,

or  (C)  the  date  of  actual  issuance  or  distribution  of  any  such  New  Securities  (provided  that  the issuance  of  Common  Stock  upon  the  exercise  of  New  Securities  that  are  rights,  warrants,

options  or  convertible  or  exchangeable  securities  (“New  Derivative  Securities”)  will  not  cause an  adjustment  in  the  Exercise  Price  if  no  such  adjustment  would  have been  required  at  the  time such  New  Derivative  Security  was  issued),  then  the  Exercise  Price  in  effect  immediately  prior to  such  earliest date shall be adjusted so that the Exercise Price shall equal the price determined by  multiplying  the  Exercise  Price  in  effect  immediately  prior  to  such  earliest  date  by  the fraction:

(x) whose numerator shall be (I) the number of shares of Common Stock outstanding on  such  date  plus  (II)  the  number  of  shares  of  Common  Stock  which  the  aggregate

offering   price   of   the   total   number   of   New   Securities   so   offered   would   have

purchased  at  such  Current  Market  Price  (such  amount,  with  respect  to  any  New

Derivative   Securities,   determined   by  multiplying  the   total   number  of   shares   of

Common   Stock   subject   thereto   by   the   exercise   price   of   such   New   Derivative

Securities, and dividing the product so obtained by such Current Market Price), and

(y)   whose   denominator   shall   be   (I)   the   number   of   shares   of   Common   Stock

outstanding on such date plus (II) the number of additional shares of Common Stock to  be  issued  or  distributed  or  receivable  upon  exercise  of  any  such  New  Derivative

Security.

Such  adjustment  shall  be  made  successively  whenever  any  such  New  Securities  are  issued.  In determining  whether  any  New  Derivative  Securities  entitle  the  holders  to  subscribe  for  or purchase  shares  of  Common  Stock  at  less  than  such  Current  Market  Price,  and  in  determining the  aggregate  offering  price  of  shares  of  Common  Stock  so  issued,  there  shall  be  taken  into account any consideration received by the Company for such Common Stock or New Derivative

Securities,  the  value  of  such  consideration,  if  other  than  cash,  to  be determined  by the  Board  of

Directors,  whose  determination  shall  be  conclusive  and  described  in  a  certificate  filed  with  the records  of  corporate  proceedings  of  the  Company.  If  any  New  Derivative  Security  to  purchase or acquire Common Stock, the issuance of which resulted in an adjustment in the Exercise Price pursuant to this subsection (ii) shall expire and shall not have been exercised, the Exercise Price shall  immediately upon  such  expiration  be  recomputed  to  the  Exercise  Price  which  would  have been  in  effect  had  the  adjustment  of  the  Exercise  Price  made  upon  the  issuance  of  such  New

Derivative Security been made on the basis of offering for subscription, purchase or issuance, as the  case  may  be,  only  of  that  number  of  shares  of  Common  Stock  actually purchased  or  issued upon the actual exercise of such New Derivative Security.

(iii)      No   adjustment   in   the   Exercise   Price   shall   be   required   unless   the

adjustment  would  require  an  increase  or  decrease  of  at  least  1%  in  the  Exercise  Price  then  in effect;  provided,  however,  that  any  adjustments  that  by  reason  of  this  Section  6(a)  are  not

required   to   be   made   shall   be   carried   forward   and   taken   into   account   in   any  subsequent

adjustment.   All  calculations  under  this Section 6(a) shall be made to the nearest cent or nearest

1/100th of a share.

(iv)

The  Company  from  time  to  time  may  reduce  the  Exercise  Price  by  any amount for any period of time in the discretion of the Board of Directors. A voluntary reduction of  the  Exercise  Price  does  not  change  or  adjust  the  Exercise  Price  otherwise  in  effect  for purposes of this Section 6(a).

(v)

In  the  event  that,  at  any  time  as  a  result  of  an  adjustment  made  pursuant to  Sections  6(a)(i)  through  6(a)(iii)  above,  the  Holder  of  any Warrant  thereafter  surrendered  for exercise  shall  become  entitled  to  receive  any  shares  of  the  Company  other  than  shares  of  the

Common  Stock,  thereafter  the  number  of  such  other  shares  so  receivable  upon  exercise  of  any such  Warrant  shall  be  subject  to  adjustment  from  time  to  time  in  a  manner  and  on  terms  as nearly  equivalent  as  practicable  to  the  provisions  with  respect  to  the  Common  Stock  contained in  Sections  6(a)(i)  through  6(a)(iv)  above,  and  the  other  provisions  of  this  Section  6(a)  with respect to the Common Stock shall apply on like terms to any such other shares.

(b)

In  case  of  any  reclassification  of  the  Common  Stock  (other  than  in  a  transaction to  which  Section  6(a)(i)  applies),  any  consolidation  of  the  Company  with,  or  merger  of  the

Company  into,  any  other  entity,  any  merger  of  another  entity  into  the  Company  (other  than  a merger  that  does  not  result  in  any  reclassification,  conversion,  exchange  or  cancellation  of

outstanding   shares   of   Common   Stock   of   the   Company),   any   sale   or   transfer   of   all   or

substantially  all  of  the  assets  of  the  Company  or  any  compulsory  share  exchange,  pursuant  to which  share  exchange  the  Common  Stock  is  converted  into  other  securities,  cash  or  other property,  then  lawful  provision  shall  be  made  as  part  of  the  terms  of  such  transaction  whereby the  Holder  of  a  Warrant  then  outstanding  shall  have  the  right  thereafter,  during  the  period  such

Warrant   shall   be   exercisable,   to   exercise  such  Warrant  only  for  the  kind  and  amount  of securities,  cash  and  other  property  receivable  upon  the  reclassification,  consolidation,  merger,

sale,  transfer  or  share  exchange  by  a  holder  of  the  number  of  shares  of  Common  Stock  of  the

Company  into  which  a  Warrant  might  have  been  able  to  exercise  for  immediately  prior  to  the reclassification,  consolidation,  merger,  sale,  transfer  or  share  exchange  assuming  that  such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities,  cash  or  other  property  receivable  upon  consummation  of  such  transaction  subject  to adjustment  as  provided  in  Section  6(a)  above  following  the  date  of  consummation  of  such

transaction.    The    provisions    of    this    Section    6(b)   shall    similarly   apply   to    successive

reclassifications, consolidations, mergers, sales, transfers or share exchanges.

(c)

If:

(i)

the  Company  shall  take  any  action  which  would  require  an adjustment in the Exercise Price pursuant to Section 6(a); or

(ii)

the  Company  shall  authorize  the  granting  to  the  holders  of  its

Common   Stock   generally   of   rights,   warrants   or   options   to

subscribe  for  or  purchase  any  shares  of  any  class  or  any  other rights, warrants or options; or

(iii)

there  shall  be  any  reclassification  or  change  of  the  Common

Stock    (other    than    a    subdivision    or    combination    of    its

outstanding  Common  Stock  or  a  change  in  par  value)  or  any consolidation,  merger  or  statutory  share  exchange  to  which  the

Company is  a  party and  for  which  approval  of  any stockholders of  the  Company  is  required,  or  the  sale  or  transfer  of  all  or substantially all of the assets of the Company; or

(iv)

there  shall  be a voluntary or  involuntary dissolution,  liquidation or winding up of the Company;

then,  in  each  such  case,  the  Company  shall  cause  to  be  filed  with  the  transfer  agent  for  the

Warrants  and  shall  cause  to  be  mailed  to  each  Holder  at  such  Holder’s  address  as  shown  on  the books  of  the  transfer  agent  for  the  Warrants,  as  promptly as  possible,  but  at  least  30  days  prior to  the  applicable  date  hereinafter  specified,  a  notice  stating  (A)  the  date  on  which  a  record  is  to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options,

or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be  entitled  to  such  dividend,  distribution  or  rights,  warrants  or  options  are  to  be  determined,  or

(B)  the  date  on  which  such  reclassification,  change,  consolidation,  merger,  statutory  share exchange,  sale,  transfer,  dissolution,  liquidation  or  winding-up  is  expected  to  become  effective or  occur,  and  the  date  as  of  which  it  is  expected  that  holders  of  Common  Stock  of  record  shall

be   entitled   to   exchange   their   shares   of   Common   Stock   for   securities   or   other   property

deliverable  upon  such  reclassification,  change,  consolidation,  merger,  statutory share  exchange,

sale,  transfer,  dissolution,  liquidation  or  winding  up.   Failure  to  give  such  notice  or  any  defect

therein shall not affect the legality or validity of the proceedings described in this Section 6(c).

(d)

Whenever  the  Exercise  Price  is  adjusted  as  herein  provided,  the  Company  shall promptly file  with  the  transfer  agent  for  the  Warrants  a certificate  of  an  officer  of  the  Company setting  forth  the  Exercise  Price  after  the  adjustment  and  setting  forth  a  brief  statement  of  the

facts  requiring such  adjustment  and  a  computation  thereof.   The Company shall  promptly cause

a notice of the adjusted Exercise Price to be mailed to each Holder.

(e)

In  any  case  in  which  Section  6(a)  provides  that  an  adjustment  shall  become effective  immediately  after  a  record  date  for  an  event  and  the  date  fixed  for  such  adjustment pursuant  to  Section  6(a)  occurs  after  such  record  date  but  before  the  occurrence  of  such  event,

the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any

Warrants exercised after such record date and before the occurrence of such event the additional shares  of  Common  Stock  issuable  upon  such  conversion  by  reason  of  the  adjustment  required by  such  event  over  and  above  the  Common  Stock  issuable  upon  such  exercise  before  giving effect  to  such  adjustment,  and  (ii)  paying  to  such  holder  any  amount  in  cash  in  lieu  of  any fraction pursuant to Section 6(i).

(f)

In  case  the  Company  shall  take  any  action  affecting  the  Common  Stock,  other than  actions  described  in  this  Section  6,  which  in  the  opinion  of  the  Board  of  Directors  would materially adversely affect the exercise right of the Holders, the Exercise Price may be adjusted,

to  the  extent  permitted  by  law,  in  such  manner,  if  any,  and  at  such  time,  as  the  Board  of

Directors  may  determine  to  be  equitable  in  the  circumstances;  provided,  however,  that  in  no event shall the Board of Directors be required to take any such action.

(g)

For  the  purpose  of  any  computation  under  Section  2(b)  or  this  Section  6,  the

“Current  Market  Price”  per  share  of  Common  Stock  on  any  day  shall  mean:  (i) if  the  principal trading market  for such  securities  is  a national  or regional securities exchange, the closing price on  such  exchange  on  such  day;  or  (ii) if  sales  prices  for  shares  of  Common  Stock  are  reported by  the  NASDAQ  National  Market  System  (or  a  similar  system  then  in  use),  the  last  reported sales  price  (regular  way)  so  reported  on  such  day;  or  (iii)  if  neither  (i)  nor  (ii)  above  are applicable,  and  if  bid  and  ask  prices  for  shares  of  Common  Stock  are  reported  in  the  over-the-

counter  market  by  NASDAQ  (or,  if  not  so  reported,  by  the  National  Quotation  Bureau),  the average  of  the  high  bid  and  low  ask  prices  so  reported  on  such  day.  Notwithstanding  the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the Current Market Price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask  prices,  as  the  case  may  be,  are  available,  unless  such  securities  have  not  been  traded  on  an exchange  or  in  the  over-the-counter  market  for  30  or  more days  immediately prior to  the  day in question,  in  which  case  the  Current  Market  Price  shall  be  determined  in  good  faith  by,  and reflected in a formal resolution of, the Board of Directors of the Company.

(h)

Upon   each   adjustment   of   the   Exercise   Price,   this   Warrant   shall   thereafter

evidence  the  right  to  purchase,  at  the  adjusted  Exercise  Price,  that  number  of  shares  (calculated to  the  nearest  thousandth)  obtained  by  dividing  (i)  the  product  obtained  by  multiplying  the number  of  shares  purchasable  upon  exercise  of  this  Warrant  prior  to  adjustment  of  the  number of  shares  by  the  Exercise  Price  in  effect  prior  to  adjustment  of  the  Exercise  Price,  by  (ii)  the

Exercise Price in effect after such adjustment of the Exercise Price.

(i)

The  Company  shall  not  be  required  to  issue  fractions  of  shares  of  Common

Stock  or  other  capital  stock  of  the  Company  upon  the  exercise  of  this  Warrant.   If  any fraction

of  a  share  would  be  issuable  on  the  exercise  of  this  Warrant  (or  specified  portions  thereof),  the

Company  shall  purchase  such  fraction  for  an  amount  in  cash  equal  to  the  same  fraction  of  the

Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

7.

Transfer  Taxes.  The  issuance  of  any  shares  or  other  securities  upon  the  exercise of  this  Warrant,  and  the  delivery of  certificates  or  other instruments  representing such  shares  or other  securities,  shall  be  made  without  charge  to  the  Holder  for  any  tax  or  other  charge  in respect  of  such  issuance.  The  Company  shall  not,  however,  be  required  to  pay  any  tax  which may be  payable  in  respect  of  any transfer  involved  in  the  issue and  delivery of  any certificate in a  name  other  than  that  of  the  Holder  and  the  Company shall  not  be  required  to  issue  or  deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid  to  the  Company  the  amount  of  such  tax  or  shall  have  established  to  the  satisfaction  of  the

Company that such tax has been paid.

8.

Loss  or  Mutilation  of  Warrant.  Upon  receipt  of  evidence  reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of  any  Warrant  if  mutilated),  and  upon  reimbursement  of  the  Company’s  reasonable  incidental expenses,  the  Company  shall  execute  and  deliver  to  the  Holder  thereof  a  new  Warrant  of  like date, tenor, and denomination.

9.

No  Rights  as  a  Stockholder.  The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

10.

Governing Law.   This  Warrant  shall  be construed in accordance with the laws of the State of Texas applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

Dated: September [●], 2014

MEDIJANE HOLDINGS INC.

By:

Ronald Lusk,

President & Chief Executive Officer

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

FOR VALUE RECEIVED,

hereby  sells,

assigns,  and  transfers  unto  __________________  a  Warrant  to  purchase  __________  shares  of

Common  Stock,  par  value  $0.001  per  share,  of  MediJane  Holdings  Inc.,  a  Nevada  corporation

(the  “Company”),  together  with  all  right,  title,  and  interest  therein,  and  does  hereby irrevocably constitute and appoint

attorney  to  transfer  such  Warrant

on the books of the Company, with full power of substitution.

Dated:

By:

Signature

The signature on the foregoing Assignment must correspond to the name as written upon the  face  of  this  Warrant  in  every  particular,  without  alteration  or  enlargement  or  any  change whatsoever.

To:

MediJane Holdings Inc.

2011 Ken Pratt Boulevard, Suite 300

Longmont, Colorado 80501

Attention:  President

NOTICE OF EXERCISE

The  undersigned  hereby  exercises  his  or  its  rights  to  purchase  _______  Warrant  Shares covered  by  the  within  Warrant  and  tenders  payment  herewith  in  the  amount  of  $_________  by

[tendering  cash  or  delivering  a  certified  check  or  bank  cashier’s  check,  payable  to  the  order  of the  Company]  [surrendering  ______  shares  of  Common  Stock  received  upon  exercise  of  the

attached   Warrant,   which   shares   have   a   Current   Market   Price   equal   to   such   payment]   in

accordance  with  the  terms  thereof,  and  requests  that  certificates  for  such  securities  be  issued  in the name of, and delivered to:

_______________________________________

_______________________________________

_______________________________________

(Print Name, Address and Social Security

or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within

Warrant,  that  a  new  Warrant  for  the  balance  of  the  Warrant  Shares  covered  by  the  within

Warrant  be  registered  in  the  name  of,  and  delivered  to,  the  undersigned  at  the  address  stated

below.

Dated:

By:

Print Name

Signature

Address:

EXHIBIT C

FORM OF OPINION

1.

The  Company  is  a  corporation  duly  incorporated,  validly  existing  and  in  good standing  under  the  laws  of  the  State  of  Nevada  and  has  the  requisite  corporate  power  to  own,

lease  and  operate  its  properties  and  assets,  and  to  carry  on  its  business  as  presently  conducted.

The Company is duly qualified as a foreign  corporation to do business and is in good standing in every jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

2.

The  Company  has  the  requisite  corporate  power  and  authority  to  enter  into  and perform  its  obligations  under  the  Transaction  Documents  and  to  issue  the  Shares,  the  Warrants,

and  the  Warrant  Shares.  The  execution,  delivery  and  performance  of  each  of  the  Transaction

Documents  by  the  Company  and  the  consummation  by  it  of  the  transactions  contemplated thereby  have  been  duly  and  validly  authorized  by  all  necessary  corporate  action  and  no  further consent  or  authorization  of  the  Company  or  its  Board  of  Directors  is  required.  Each  of  the

Transaction  Documents  have been duly executed  and delivered, and  the Shares  and the Warrants have  been  duly  executed,  issued  and  delivered  by  the  Company  and  each  of  the  Transaction

Documents  constitutes  a  legal,  valid  and  binding  obligation  of  the  Company  enforceable  against the  Company in  accordance  with  its  respective terms.  Neither  the  Shares  nor  the  Warrant  Shares are subject to any preemptive rights under the Articles or the Bylaws.

3.

The  Shares  have  been  duly  authorized  and,  when  delivered  against  payment  in full  as  provided  in  the  Purchase  Agreement,  will  be validly issued,  fully paid  and  nonassessable.

The  Warrant  Shares  have  been  duly  authorized  and  reserved  for  issuance,  and,  when  delivered upon exercise or against payment in full as provided  in the Warrants, will be validly issued, fully paid and nonassessable.

4.

The execution,  delivery and  performance of  and  compliance with  the  terms  of  the

Transaction  Documents  and  the  issuance  of  the  Shares,  the  Warrants  and  the  Warrant  Shares  do

not  (a) violate  any  provision  of  the  Articles  or  Bylaws,  (b)  conflict  with,  or  constitute  a  default

(or an event which with notice or lapse of time or both would become a default) under, or give to

others   any  rights   of   termination,   amendment,   acceleration   or   cancellation   of,   any  material

agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party and which is known to us, (c) create or impose a lien,

charge   or   encumbrance   on   any   property   of   the   Company   under   any   agreement   or   any

commitment known to us to which the Company is a party or by which the Company is bound or by  which  any  of  its  respective  properties  or  assets  are  bound,  or  (d)  result  in  a  violation  of  any

Federal,  state,  local  or  foreign  statute,  rule,  regulation,  order,  judgment,  injunction  or  decree

(including  Federal  and  state  securities  laws  and  regulations)  applicable  to  the  Company  or  by which  any  property or  asset  of  the  Company is  bound  or  affected,  except,  in  all  cases  other  than

violations   pursuant   to   clauses   (a)   and   (d)   above,   for   such   conflicts,   default,   terminations,

amendments,  acceleration,  cancellations  and  violations  as  would  not,  individually  or  in  the aggregate, have a Material Adverse Effect.

C-1

5.

No  consent,  approval  or  authorization  of  or  designation,  declaration  or  filing  with any  governmental  authority  on  the  part  of  the  Company  is  required  under  Federal,  state  or  local law,  rule  or  regulation  in  connection  with  the  valid  execution,  delivery  and  performance  of  the

Transaction  Documents,  or  the  offer,  sale  or  issuance  of  the  Shares,  the  Warrants   and  the

Warrant  Shares,  other  than  filings  as  may  be  required  by  applicable  Federal  and  state  securities laws  and  regulations,  the  FINRA  rules  and  regulations  or  as  required  by  the  OTC  Markets

Group.

6.

To  our  knowledge,  there  is  no  action,  suit,  claim,  investigation  or  proceeding pending or threatened  against the Company which questions the validity of the Agreement or the transactions  contemplated  thereby  or  any  action  taken  or  to  be  taken  pursuant  thereto.  To  our knowledge,  other  than  as  set  forth  in  the  Schedules  or  the  Commission  Documents,  there  is  no action,  suit,  claim,  investigation  or  proceeding  pending,  or  threatened,  against  or  involving  the

Company  or  any  of  its  properties  or  assets  and  which,  if  adversely  determined,  is  reasonably

likely to  result in a Material Adverse Effect.   To  our knowledge,  there are no outstanding orders,

judgments,  injunctions,  awards  or  decrees  of  any  court,  arbitrator  or  governmental  or  regulatory body  against  the  Company  or  any  officers  or  directors  of  the  Company  in  their  capacities  as such.

7.

The offer, issuance and sale of the Shares  and the Warrants  to the Purchasers, and the offer, issuance and sale of the Warrant Shares  to the Purchasers pursuant to the Warrants, are exempt from the registration requirements of the Securities Act of 1933, as amended.

C-2

EXHIBIT D

FORM OF REGISTRATION RIGHTS AGREEMENT

D-1

REGISTRATION RIGHTS AGREEMENT

This  Registration  Rights  Agreement  (this  “Agreement”)  is  made  and  entered  into as  of  September  16,  2014,  by  and  among  MediJane  Holdings  Inc.,  a  Nevada  corporation  (the

“Company”),  and  the  persons  and  entities  listed  on  Exhibit  A  hereto  (each,  a  “Purchaser”  and,

collectively, the “Purchasers”).

WHEREAS,   upon   the   terms   and   subject   to   the   conditions   of   the   Securities

Purchase  Agreement,  dated  as  of  the  date  hereof  (the  “Purchase  Agreement”),  the  Company  has agreed  to  issue  and  sell  shares  of  its  Common  Stock  and  Warrants  to  purchase  shares  of  its

Common Stock to the Purchasers; and

WHEREAS,   to   induce   the   Purchasers   to   execute   and   deliver   the   Purchase

Agreement  and  to  purchase  the  Shares  and  the  Warrants,  the  Company  has  agreed  to  provide certain  registration  rights  under  the  Securities  Act  of  1933,  as  amended,  with  respect  to  the

Shares,  the  Warrants  and  the  Warrant  Shares  (each  as  respectively  defined  in  the  Purchase

Agreement).

NOW,   THEREFORE,   in   consideration   of   the  representations,   warranties   and

agreements  contained  herein  and  other  good  and  valuable  consideration,  the  receipt  and  legal adequacy  of  which  are  hereby  acknowledged  by  the  parties,  the  Company  and  the  Purchasers hereby agree as follows:

1.

Definitions.

Capitalized  terms  used  but  not  otherwise  defined  herein  shall  have  the  meanings

given  such  terms  in  the  Purchase  Agreement.   As  used  in  this  Agreement,  the  following  terms

shall have the following meanings:

“Affiliate”  means,  with  respect  to  any  Person,  any  other  Person  that  directly  or

indirectly  controls  or  is  controlled  by  or  under  common  control  with  such  Person.    For  the

purposes   of   this   definition,   “control,”   when   used   with   respect   to   any   Person,   means   the

possession, direct or indirect, of the power to direct or cause the direction of the management and policies  of  such  Person,  whether  through  the  ownership  of  voting  securities,  by  contract  or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Blackout Period” shall have the meaning set forth in Section 3(m).

“Board” shall have the meaning set forth in Section 3(m).

“Business  Day”  means  any  day  except  Saturday,  Sunday  and  any  day  which  is  a

legal   holiday  or   a   day   on   which   banking   institutions   in   the   State   of   Texas   generally  are

authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common   Shares”   shall   have   the   meaning   set   forth   in   the   definition   of

“Registrable Securities.”

“Common Stock” means the Company’s Common Stock, $0.001 par value.

“Effectiveness  Date”  means  with  respect  to  the  Registration  Statement  the  earlier

of   (i)   the   90th   day   following   the   Closing   Date,   before   which   the   Company   will   use   its

commercially  reasonable  best  efforts  to  cause  the  Registration  Statement  to  become  effective,

and  (ii)  the  date  which  is  within  five  (5)  Business  Days  after  the  date  on  which  the  Commission informs  the  Company  in  writing  (a)  that  the  Commission  will  not  review  the  Registration

Statement,  or  (b)  that  the  Company  may  request  the  acceleration  of  the  effectiveness  of  the

Registration Statement.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Event” shall have the meaning set forth in Section 8(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder”   means,   collectively,   each   holder   from   time   to   time   of   Registrable

Securities  including,  without  limitation,  each  Purchaser  and  its  assignees.  To  the  extent  this

Agreement  refers  to  an  election,  consent,  waiver,  request  or  approval  of  or  by  the  Holder,  such reference  shall  mean  an  election,  consent,  waiver,  request  or  approval  by  the  holders  of  a majority in interest of the then-outstanding Registrable Securities (on an as exercised basis).

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Liquidated Damages” shall have the meaning set forth in Section 8(d).

“Losses” shall have the meaning set forth in Section 6(a).

“OTC” shall mean the OTC Markets Group.

“Person”  means  an  individual  or  a  corporation,  partnership,  trust,  incorporated  or

unincorporated   association,   joint   venture,   limited   liability   company,   joint   stock   company,

government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an  action, claim, suit, investigation or proceeding (including,

without   limitation,   an   investigation   or   partial   proceeding,   such   as   a   deposition),   whether

commenced or threatened.

“Prospectus”   means   the   prospectus   included   in   the   Registration   Statement

(including,  without  limitation,  a  prospectus  that  includes  any  information  previously  omitted from  a  prospectus  filed  as  part  of  an  effective  registration  statement  in  reliance  upon  Rule  430A

promulgated   under   the   Securities   Act),   as   amended   or   supplemented   by   any   prospectus

supplement,  with  respect  to  the  terms  of  the  offering  of  any portion  of  the  Registrable  Securities

covered   by  the   Registration   Statement,   and   all   other   amendments   and   supplements   to   the

Prospectus,  including  post-effective  amendments,  and  all  material  incorporated  by  reference  in such Prospectus.

“Registrable Securities” means (i) the shares of  Common Stock issued or issuable pursuant to the Purchase  Agreement, and upon any stock split, stock dividend, recapitalization or similar  event  with  respect  to  such  shares  of  Common  Stock  and  any  other  securities  issued  in exchange  of  or  replacement  of  such  shares  of  Common  Stock  (collectively,  the  “Common

Shares”);  until  in  the  case  of  any  of  the  Common  Shares  (a)  a  Registration  Statement  covering

such  Common  Share  has  been   declared   effective  by  the  Commission  and  continues  to  be

effective  during  the  Effectiveness  Period,  or  (b)  such  Common  Share  is  sold  in  compliance  with

Rule  144,  after  which  time  such  Common  Share  shall  not  be  a  Registrable  Security;  (ii)  the

Warrants  issued  or  issuable  pursuant  to  the  Purchase  Agreement  until  in  the  case  of  any  of  the

Warrants  (a)  a  Registration  Statement  covering  such  Warrant  has  been  declared  effective  by  the

Commission  and  continues  to  be  effective  during  the  Effectiveness  Period,  (b)  such  Warrant  is sold  in  compliance  with  Rule  144,  after  which  time  such  Warrant  shall  not  be  a  Registrable

Security,  or  (c)  such  Warrant  is  fully  exercised  for  shares  of  Common  Stock,  after  which  time such  Warrant  shall  not  be  a  Registrable  Security;  and  (iii)  the  shares  of  Common  Stock  issued and  issuable  pursuant  to  the  exercise  of  the  Warrants,  and  upon  any  stock  split,  stock  dividend,

recapitalization  or  similar  event  with  respect  to  such  shares  of  Common  Stock  and  any  other securities  issued  in  exchange  of  or  replacement  of  such  shares  of  Common  Stock  (collectively,

the “Warrant Shares”); until in the case of any of the Warrant Shares (a) a Registration Statement

covering such Warrant Share has been declared effective by the Commission and continues to be effective  during  the  Effectiveness  Period,  or  (b)  such  Warrant  Share  is  sold  in  compliance  with

Rule 144, after which time such Warrant Share shall not be a Registrable Security.

“Registration    Statement”    means    the    registration    statement,    including    the

Prospectus, amendments  and supplements to such  registration statement or  Prospectus, including

pre-   and   post-effective   amendments,   all   exhibits   thereto,   and   all   material   incorporated   by

reference  in  such  registration  statement,  for  the  Shares,  the  Warrants  and  the  Warrant  Shares

required to be filed by the Company with the Commission pursuant to this Agreement.

“Required  Filing  Date”  means  the  45th  day  immediately  following  the  Closing

Date.

“Rule  144”  means  Rule  144  promulgated  by  the  Commission  pursuant  to  the

Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule  158”  means  Rule  158  promulgated  by  the  Commission  pursuant  to  the

Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule  415”  means  Rule  415  promulgated  by  the  Commission  pursuant  to  the

Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special  Counsel”  means  an  attorney  selected  by  and  acting  as  special  counsel  to

Holder.

“Warrant   Shares”   shall   have   the   meaning   set   forth   in   the   definition   of

“Registrable Securities.”

2.

Registration.  On  or  prior  to  the  Required  Filing  Date,  the  Company  shall  prepare and  file  with  the  Commission  a  Registration  Statement  covering  the  resale  of  the  Registrable

Securities   for   an   offering   to   be   made   on   a   continuous   basis   pursuant   to   Rule   415.   The

Registration  Statement  shall  be  on  Form  S-1  and  shall  contain  (except  if  otherwise  directed  by the  Purchasers)  the  “Plan  of  Distribution”  attached  hereto  as  Exhibit  B.  The  Company  shall  (i)

not  permit  any  securities  other  than  the  Registrable  Securities  to  be  included  in  the  Registration

Statement, (ii) use its commercially reasonable best efforts to cause the Registration Statement to be  declared  effective  under  the  Securities  Act  (including  filing  with  the  Commission  a  request for  acceleration  of  effectiveness  within  five  (5)  Business  Days  of  the  date  that  the  Company  is notified  (orally  or  in  writing,  whichever  is  earlier)  by  the  Commission  that  the  Registration

Statement  will  not  be  “reviewed,”  or  not  be  subject  to  further  review)  as  soon  as  possible  after

the   filing   thereof,   but   in   any   event   prior   to   the   Effectiveness   Date,   and   (iii)   keep   such

Registration  Statement  continuously  effective  under  the  Securities  Act  for  a  period  of  two  years from the Effectiveness Date (the “Effectiveness Period”).

3.

Registration Procedures; Company’s Obligations.

In  connection  with  the  registration  of  the  Registrable  Securities,  the  Company

shall:

(a)

Prepare  and  file  with  the  Commission  on  or  prior  to  the  Required  Filing

Date,  a  Registration  Statement  on  Form  S-1  in  accordance  with  the  method  or  methods  of distribution  thereof  as  specified  by  the  Holder  (except  if  otherwise  directed  by  the  Holder),  and use  its  commercially  reasonable  best  efforts  to  cause  the  Registration  Statement  to  become effective  and  remain  effective  as  provided  herein;  provided,  however,  that  not  less  than  three  (3)

Business  Days  prior  to  the  filing  of  the  Registration  Statement  or  any  related  Prospectus  or  any amendment  or  supplement  thereto  (including  any  document  that  would  be  incorporated  therein by reference),  the  Company shall  (i)  furnish  to  the Holder  and  any Special  Counsel,  copies  of  all

such   documents   proposed   to   be   filed,   which  documents   (other   than   those   incorporated   by

reference)  will be subject to the timely review of and comment by such  Special Counsel, and  (ii)

at  the  request  of  the  Holder  cause  its  officers  and  directors,  counsel  and  independent  certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such  Special  Counsel,  to  conduct  a  reasonable  investigation  within  the  meaning of  the  Securities

Act.  The  Company  shall  not  file  the  Registration  Statement  or  any  such  Prospectus  or  any amendments or supplements thereto to which the Holder or any Special Counsel  shall reasonably object in writing within three (3) Business Days of their receipt thereof.

(b)

(i)  Prepare  and  file  with  the  Commission  such  amendments,  including post-effective  amendments,  to  the  Registration  Statement  as  may  be  necessary  to  keep  the

Registration  Statement  continuously  effective  as  to  the  applicable  Registrable  Securities  for  the

Effectiveness  Period  in  order  to  register  for  resale  under  the  Securities  Act  all  of  the  Registrable

Securities;  (ii)  cause  the  related  Prospectus  to  be  amended  or  supplemented  by  any  required

Prospectus  supplement,  and  as  so  supplemented  or  amended  to  be  filed  pursuant  to  Rule  424  (or

any   similar   provisions   then   in   force)   promulgated   under   the   Securities   Act;   (iii)   respond

promptly  to  any  comments  received  from  the  Commission  with  respect  to  the  Registration

Statement  or  any  amendment  thereto  and  promptly  provide  the  Holder  true  and  complete  copies of  all  correspondence  from  and  to  the  Commission  relating  to  the  Registration  Statement;  and

(iv)  comply  in  all  material  respects  with  the  provisions  of  the  Securities  Act  and  the  Exchange

Act  with  respect  to  the  disposition  of  all  Registrable  Securities  covered  by  the  Registration

Statement  during  the  applicable  period  in  accordance  with  the  intended  methods  of  disposition by  the  Holder  set  forth  in  the  Registration  Statement  as  so  amended  or  in  such  Prospectus  as  so supplemented.

(c)

Notify  the  Holder  of  Registrable  Securities  to  be  sold  and  any  Special

Counsel promptly (and, in the case of (i)(A) below, not less than  three (3) Business Days prior to such  filing  and,  in  the  case  of  (i)(C)  below,  no  later  than  the  first  Business  Day  following  the date  on  which  the  Registration  Statement  becomes  effective)  and  (if  requested  by  any  such

Person)  confirm  such  notice  in  writing  no  later  than  three  (3)  Business  Days  following  the  day

(i)(A)  when  a  Prospectus  or  any  Prospectus  supplement  or  post-effective  amendment  to  the

Registration  Statement  is  proposed  to  be  filed,  (B)  when  the  Commission  notifies  the  Company whether  there  will  be  a  “review”  of  such  Registration  Statement  and  whenever  the  Commission comments  in  writing  on  such  Registration  Statement,  and  (C)  with  respect  to  the  Registration

Statement  or  any  post-effective  amendment,  when  the  same  has  become  effective;  (ii)  of  any request by the Commission or any other Federal or state  governmental authority for amendments or  supplements  to  the  Registration  Statement  or  Prospectus  or  for  additional  information;  (iii)  of

the   issuance   by   the   Commission   of   any   stop   order   suspending   the   effectiveness   of   the

Registration  Statement  covering  any  or  all  of  the  Registrable  Securities  or  the  initiation  of  any

Proceedings  for that  purpose;  (iv)  of  the  receipt  by the  Company of  any notification  with  respect to  the  suspension  of  the  qualification  or  exemption  from  qualification  of  any  of  the  Registrable

Securities  for  sale  in  any  jurisdiction,  or  the  initiation  or  threatening  of  any  Proceeding  for  such

purpose;   and   (v)   of   the   occurrence   of   any   event   that   makes   any   statement   made   in   the

Registration   Statement   or   Prospectus   or   any   document   incorporated   or   deemed   to   be

incorporated  therein  by  reference  untrue  in  any  material  respect  or  that  requires  any  revisions  to the Registration Statement, Prospectus or other documents so that, in the case of  the Registration

Statement  or  the  Prospectus,  as  the  case  may  be,  it  will  not  contain  any  untrue  statement  of  a material  fact  or  omit  to  state  any material  fact  required  to  be  stated  therein  or  necessary to  make the  statements  therein,  in  the  light  of  the  circumstances  under  which  they  were  made,  not misleading.

The  Company  shall  promptly  furnish  to  the  Special  Counsel,  without  charge,  (i)

any  correspondence  from  the  Commission  or  the  Commission’s  staff  to  the  Company  or  its

representatives   relating   to   any   Registration   Statement,   and   (ii)   promptly  after   the   same   is

prepared  and  filed  with  the  Commission,  a  copy  of  any  written  response  to  the  correspondence received from the Commission.

(d)

Use its commercially reasonable best efforts to avoid the issuance of, or, if issued,  obtain  the  withdrawal  of,  (i)  any  order  suspending  the  effectiveness  of  the  Registration

Statement,  or  (ii)  any suspension  of  the  qualification  (or exemption  from  qualification)  of  any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

(e)

If   requested   by   the   Holder,   (i)   promptly   incorporate   in   a   Prospectus

supplement  or  post-effective  amendment  to  the  Registration  Statement  such  information  as  the

Company reasonably agrees should be included therein, and (ii) make all required filings of such

Prospectus   supplement   or   such   post-effective   amendment   as   soon   as   practicable   after   the

Company   has   received   notification   of   the   matters   to   be   incorporated   in   such   Prospectus

supplement or post-effective amendment.

(f)

Furnish  to  the  Holder  and  any  Special  Counsel,  without  charge,  at  least one  conformed  copy  of  each  Registration  Statement  and  each  amendment  thereto,  including financial  statements  and  schedules,  all  documents  incorporated  or  deemed  to  be  incorporated therein  by  reference,  and  all  exhibits  to  the  extent  requested  by  such  Person  (including  those previously  furnished  or  incorporated  by  reference)  promptly  after  the  filing  of  such  documents with the Commission.

(g)

Promptly  deliver  to  the  Holder  and  any  Special  Counsel,  without  charge,

as  many  copies  of  the  Registration  Statement,  Prospectus  or  Prospectuses  (including  each  form of  prospectus)  and  each  amendment  or  supplement  thereto  as  such  Persons  may  reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or

supplement   thereto   by   the   selling   Holder   in   connection   with   the   offering   and   sale   of   the

Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(h)

Prior to any public offering of Registrable Securities, use its  commercially reasonable best efforts to  register or  qualify or  cooperate  with the selling Holder and  any Special

Counsel  in  connection  with  the  registration  or  qualification  (or  exemption  from  such  registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws  of  such  jurisdictions  within  the  United  States  as  the  Holder  reasonably  requests  in  writing,

to  keep  each  such  registration  or  qualification  (or  exemption  therefrom)  effective  during  the

Effectiveness  Period  and  to  do  any  and  all  other  acts  or  things  necessary  or  advisable  to  enable the  disposition  in  such  jurisdictions  of  the  Registrable  Securities  covered  by  a  Registration

Statement;  provided,  however,  that  the  Company  shall  not  be  required  to  qualify  generally to  do business  in  any  jurisdiction  where  it  is  not  then  so  qualified  or  to  take  any  action  that  would subject  it  to  general  service  of  process  in  any  such  jurisdiction  where  it  is  not  then  so  subject  or subject the Company to any tax in any such jurisdiction where it is not then so subject.

(i)

Cooperate  with  the  Holder  to  facilitate  the  timely preparation  and  delivery of  certificates  representing Registrable  Securities  to  be sold  pursuant  to  a  Registration  Statement and  to  enable  such  Registrable  Securities  to  be  in  such  denominations  and  registered  in  such names  as  the  Holder  may  request  at  least  two  (2)  Business  Days  prior  to  any  sale  of  Registrable

Securities.

(j)

Upon   the   occurrence   of   any   event   contemplated   by   Section   3(c)(v),

promptly  prepare  a  supplement  or  amendment,  including  a  post-effective  amendment,  to  the

Registration  Statement  or  a  supplement  to  the  related  Prospectus  or  any  document  incorporated or  deemed  to  be  incorporated  therein  by  reference,  and  file  any other  required  document  so  that,

as  thereafter  delivered,  neither  the  Registration  Statement  nor  such  Prospectus  will  contain  an untrue statement  of  a  material  fact  or  omit  to  state a material  fact  required  to  be stated  therein  or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)

Use   its   commercially   reasonable   best   efforts   to   cause   all   Registrable

Securities  relating  to  such  Registration  Statement  to  be  quoted  by  OTC  and  any  other  securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities  issued  by  the  Company  are  then  listed  as  and  when  required  pursuant  to  the  Purchase

Agreement.

(l)

Comply in all material respects with all applicable  rules and regulations of

the   Commission   and   make   generally   available   to   its   security   holders   earning   statements

satisfying the  provisions  of  Section  11(a)  of  the  Securities  Act  and  Rule  158  not  later  than  forty-

five (45) days  after  the  end  of  any twelve  (12) month  period  (or ninety (90)  days  after  the  end  of any  twelve  (12)  month  period  if  such  period  is  a  fiscal  year)  commencing  on  the  first  day  of  the first  fiscal  quarter  of  the  Company  after  the  effective  date  of  the  Registration  Statement,  which statement shall conform to the requirements of Rule 158.

(m)

If  (i)  there  is  material  non-public  information  regarding  the  Company which  the  Company’s  Board  of  Directors  (the  “Board”)  reasonably  determines  not  to  be  in  the

Company’s   best   interest   to   disclose   and   which   the   Company  is   not   otherwise   required   to

disclose,  or  (ii)  there  is  a  significant  business  opportunity  (including,  but  not  limited  to,  the acquisition  or  disposition of  assets  (other  than  in  the  ordinary course of  business)  or  any merger,

consolidation,  tender  offer  or  other  similar  transaction)  available  to  the  Company  which  the

Board  reasonably  determines  not  to  be  in  the  Company’s  best  interest  to  disclose  and  which  the

Company  would  be  required  to  disclose  under  the  Registration  Statement,  then  the  Company may  suspend  effectiveness  of  a  Registration  Statement  and  suspend  the  sale  of  Registrable

Securities  under  a  Registration  Statement  one  (1)  time  every  three  (3)  months  or  three  (3)  times in  any twelve  month  period,  provided  that  the  Company may not  suspend  its  obligation  for more than  thirty  (30)  days  in  the  aggregate  in  any  twelve  month  period  if  suspension  is  for  any  of  the reasons listed above or sixty (60) days in the  aggregate in  any twelve month period for any other

reason   (each,   a   “Blackout   Period”);   provided,   however,   that   no   such   suspension   shall   be

permitted  for  more  than  twenty  (20)  consecutive  days,  arising  out  of  the  same  set  of  facts,

circumstances or transactions.

(n)

Within  two  (2)  Business  Days  after  the  Registration  Statement  which includes  the  Registrable  Securities  is  ordered  effective  by  the  Commission,  the  Company  shall deliver,  and  shall  cause  legal  counsel  for  the  Company  to  deliver,  to  the  transfer  agent  for  such

Registrable  Securities  (with  copies  to  the  Holder  whose  Registrable  Securities  are  included  in such  Registration  Statement)  confirmation  that  the  Registration  Statement  has  been  declared effective by the Commission in the form attached hereto as Exhibit C.

4.

Registration Procedures; Holder’s Obligations

In connection with the registration of the Registrable Securities, the Holder shall:

(a)

If  the  Registration  Statement  refers  to  the  Holder  by name  or  otherwise  as the  holder  of  any  securities  of  the  Company,  have  the  right  to  require  (if  such  reference  to  the

Holder  by  name  or  otherwise  is  not  required  by  the  Securities  Act  or  any  similar  federal  statute then  in  force)  the  deletion  of  the  reference to  the  Holder  in  any amendment  or  supplement  to  the

Registration  Statement  filed  or  prepared  subsequent  to  the  time  that  such  reference  ceases  to  be required.

(b)

(i)  not  sell  any  Registrable  Securities  under  the  Registration  Statement until  it  has  received  copies  of  the  Prospectus  as  then  amended  or  supplemented  as  contemplated in  Section  3(g)  and  notice  from  the  Company  that  such  Registration  Statement  and  any  post-

effective   amendments   thereto   have   become   effective   as   contemplated   by  Section   3(c),   (ii)

comply  with  the  prospectus  delivery  requirements  of  the  Securities  Act  as  applicable  to  it  in connection  with  sales  of  Registrable  Securities  pursuant  to  the  Registration  Statement,  and  (iii)

furnish   to   the   Company   information   regarding   such   Holder   and   the   distribution   of   such

Registrable Securities as is required by law to be disclosed in the Registration Statement, and the

Company  may  exclude  from  such  registration  the  Registrable  Securities  of  the  Holder  if  it  fails to  furnish  such  information  within  a  reasonable  time  prior  to  the  filing  of  each  Registration

Statement, supplemented Prospectus and/or amended Registration Statement.

(c)

upon  receipt  of  a notice from  the  Company of  the  occurrence of  any event of  the  kind  described  in  Section  3(c)(ii),  3(c)(iii),  3(c)(iv),  3(c)(v)  or  3(m),  forthwith  discontinue disposition  of  such  Registrable  Securities  under  the  Registration  Statement  until  the  Holder’s receipt  of  the  copies  of  the  supplemented  Prospectus  and/or  amended  Registration  Statement contemplated  by Section  3(j),  or  until  it  is  advised  in  writing  by the  Company that  the  use of  the applicable  Prospectus  may be  resumed,  and,  in  either  case,  has  received  copies  of  any additional or  supplemental  filings  that  are  incorporated  or  deemed  to  be  incorporated  by  reference  in  such

Prospectus or Registration Statement.

5.

Registration Expenses

All  reasonable  fees  and  expenses  incident  to  the  performance  of  or  compliance with  this  Agreement  by  the  Company  shall  be  borne  by  the  Company  whether  or  not  the

Registration   Statement   is   filed   or   becomes   effective   and   whether   or   not   any   Registrable

Securities  are  sold  pursuant  to  the  Registration  Statement.   The  fees  and  expenses  referred  to  in

the  foregoing  sentence  shall  include,  without  limitation,  the  following:  (i)  all  registration  and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with OTC and each securities exchange or other market on which Registrable Securities are  required  hereunder  to  be  listed,  (B)  with  respect  to  filings  required  to  be  made  with  the

Commission,   and   (C)   in   compliance   with   state   securities   or   Blue   Sky   laws);   (ii)   printing

expenses   (including,   without   limitation,   expenses   of   printing   certificates   for   Registrable

Securities  and  of  printing  prospectuses  if  the  printing of  prospectuses  is  requested  by the  holders

of   a   majority   of   the   Registrable   Securities   included   in   the   Registration   Statement);   (iii)

messenger,  telephone  and  delivery  expenses;  (iv)  fees  and  disbursements  of  counsel  for  the

Company; and  (v) fees  and expenses of all other Persons retained by the Company in connection with  the  consummation  of  the  transactions  contemplated  by  this  Agreement,  including,  without

limitation,   the   Company’s   independent   public   accountants   (including   the   expenses   of   any

comfort  letters  or  costs  associated  with  the  delivery  by  independent  public  accountants  of  a

comfort  letter  or  comfort  letters).   In  addition,  the  Company  shall  be  responsible  for  all  of  its

internal    expenses    incurred    in    connection    with    the    consummation    of    the    transactions

contemplated  by  this  Agreement  (including,  without  limitation,  all  salaries  and  expenses  of  its officers  and  employees  performing  legal  or  accounting  duties),  the  expense  of  any  annual  audit,

and the  fees and  expenses incurred in  connection  with the listing of the  Registrable  Securities on any  securities  exchange  as  required  hereunder.  The  Company  shall  not  be  responsible  for  the payment  of  any  commissions  or  other  expenses  incurred  by  the  Holder  in  connection  with  their sales of Registrable Securities or for the fees of any Special Counsel.

6.

Indemnification

(a)

Indemnification  by  the  Company.  The  Company  shall,  notwithstanding any  termination  of  this  Agreement,  indemnify  and  hold  harmless  each  Purchaser,  its  permitted assignees,  officers,  directors,  managers,  agents,  brokers  (including  brokers  who  offer  and  sell

Registrable  Securities  as  principal  as  a  result  of  a  pledge  or  any  failure  to  perform  under  a margin  call  of  Common  Stock),  investment  advisors  and  employees,  each  Person  who  controls any such Purchaser or permitted assignee (within the meaning of Section 15 of the Securities Act or  Section  20  of  the  Exchange  Act)  and  the  officers,  directors,  managers,  agents  and  employees of  each  such  controlling  Person,  and  the  respective  successors,  assigns,  estate  and  personal representatives  of  each  of  the  foregoing,  to  the  fullest  extent  permitted  by  applicable  law,  from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including,

without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’  fees  and  expenses)  (collectively,  “Losses”),  as  incurred,  arising  out  of  or  relating  to any untrue or alleged untrue statement of a material fact contained  in the Registration Statement,

any  Prospectus,  as  supplemented  or  amended,  if  applicable,  or  arising  out  of  or  relating  to  any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto,

in  the  light  of  the  circumstances  under  which  they  were  made)  not  misleading,  except  (i)  to  the extent,  but  only  to  the  extent,  that  such  untrue  statements  or  omissions  are  based  solely  upon information  regarding  the  Holder  furnished  in  writing  to  the  Company  by  the  Holder  expressly for  use  therein,  which  information  was  reviewed  and  expressly  approved  by  the  Holder  or

Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of

Prospectus  or  in  any  amendment  or  supplement  thereto,  or  (ii)  as  a  result  of  the  failure  of  the

Holder  to  deliver  a  Prospectus,  as  amended  or  supplemented,  to  a  purchaser  in  connection  with

an  offer  or  sale.    The  Company  shall  notify  the  Holder  promptly  of  the  institution,  threat  or assertion  of  any  Proceeding  of  which  the  Company  is  aware  in  connection  with  the  transactions

contemplated by this Agreement.   Such indemnity shall remain in full force and effect regardless of  any  investigation  made  by  or  on  behalf  of  an  Indemnified  Party  (as  defined  in  Section  6(c)

hereof) and shall survive the transfer of the Registrable Securities by the Holder.

(b)

Indemnification  by Purchaser.   Each  Purchaser  and  its  permitted  assignees

shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers,

agents  and  employees,  each  Person  who  controls  the  Company  (within  the  meaning  of  Section

15  of  the  Securities  Act  and  Section  20  of  the  Exchange  Act),  and  the  directors,  officers,  agents or  employees  of  such  controlling  Persons,  and  the  respective  successors,  assigns,  estate  and personal  representatives  of  each  of  the  foregoing,  to  the  fullest  extent  permitted  by  applicable law,  from  and  against  any  and  all  Losses,  as  incurred,  arising  out  of  or  relating  to  any  untrue  or

alleged   untrue   statement   of   a   material   fact   contained   in   the   Registration   Statement,   any

Prospectus,  as  supplemented  or  amended,  if  applicable,  or  arising  out  of  or  relating  to  any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto,

in  the  light  of  the  circumstances  under  which  they  were  made)  not  misleading,  to  the  extent,  but only to  the  extent,  that  (i)  such  untrue statement  or  omission  is  contained  in  or  omitted  from  any information  so  furnished  in  writing  by  the  Holder  or  the  Special  Counsel  to  the  Company

specifically   for   inclusion   in   the   Registration   Statement   or   such   Prospectus,   and   (ii)   such

information  was  reasonably  relied  upon  by  the  Company  for  use  in  the  Registration  Statement,

such  Prospectus  or  such  form  of  prospectus  or,  to  the  extent  that  such  information  relates  to  the

Holder  or  the  Holder’s  proposed  method  of  distribution  of  Registrable  Securities,  was  reviewed and  expressly approved  in  writing  by the  Holder  expressly for  use in  the  Registration  Statement,

such   Prospectus   or   such   form   of   Prospectus   Supplement.   Notwithstanding   anything  to   the

contrary contained  herein,  the  Holder  shall  be liable  under  this  Section  6(b)  for only that  amount as  does  not  exceed  the  net  proceeds  to  the Holder  as  a result  of  the  sale  of  Registrable  Securities pursuant to such Registration Statement.

(c)

Conduct   of   Indemnification   Proceedings.   If   any   Proceeding   shall   be

brought  or  asserted  against  any  Person  entitled  to  indemnity  pursuant  to  Section  6(a)  or  6(b)

hereunder  (an  “Indemnified  Party”),  such  Indemnified  Party  promptly  shall  notify  the  Person from  whom  indemnity  is  sought  (the  “Indemnifying  Party)  in  writing,  and  the  Indemnifying

Party   shall   assume   the   defense   thereof,   including   the   employment   of   counsel   reasonably

satisfactory  to  the  Indemnified  Party  and  the  payment  of  all  fees  and  expenses  incurred  in connection  with  defense  thereof;  provided,  that  the  failure of  any  Indemnified  Party to  give  such notice  shall  not  relieve  the  Indemnifying  Party  of  its  obligations  or  liabilities  pursuant  to  this

Agreement,  except  (and  only)  to  the  extent  that  it  shall  be  finally  determined  by  a  court  of competent  jurisdiction  (which  determination  is  not  subject  to  appeal  or  further  review)  that  such failure shall have materially and adversely prejudiced the Indemnifying Party.

An  Indemnified  Party shall  have  the  right  to  employ separate  counsel  in  any  such

Proceeding  and  to  participate  in  the  defense  thereof,  but  the  fees  and  expenses  of  such  counsel shall  be  at  the  expense  of  such  Indemnified  Party  or  Parties  unless:  (i)  the  Indemnifying  Party has  agreed  in  writing  to  pay  such  fees  and  expenses;  or  (ii)  the  Indemnifying  Party  shall  have failed  promptly  to  assume  the  defense  of  such  Proceeding  and  to  employ  counsel  reasonably satisfactory  to  such  Indemnified  Party  in  any  such  Proceeding;  or  (iii)  the  named  parties  to  any such  Proceeding  (including  any  impleaded  parties)  include  both  such  Indemnified  Party  and  the

Indemnifying  Party,  and  such  Indemnified  Party  shall  have  been  advised  by  counsel  that  a conflict  of  interest  is  likely to  exist  if the  same  counsel  were to  represent  such  Indemnified  Party and  the  Indemnifying  Party  (in  which  case,  if  such  Indemnified  Party  notifies  the  Indemnifying

Party  in  writing  that  it  elects  to  employ  separate  counsel  at  the  expense  of  the  Indemnifying

Party,  the  Indemnifying  Party  shall  not  have  the  right  to  assume  the  defense  thereof  and  such

counsel  shall  be  at  the  expense  of  the  Indemnifying Party).   The  Indemnifying Party shall  not  be

liable  for  any  settlement  of  any  such  Proceeding  effected  without  its  written  consent,  which

consent  shall  not  be  unreasonably  withheld,  conditioned  or  delayed.    No  Indemnifying  Party

shall,  without  the  prior  written  consent  of  the   Indemnified  Party,   which  consent  shall  not

unreasonably   be   withheld,   conditioned   or   delayed,   effect   any   settlement   of   any   pending

Proceeding in  respect  of  which  any  Indemnified  Party is  a  party,  unless  such  settlement  includes an  unconditional  release  of  such  Indemnified  Party  from  all  liability  on  claims  that  are  the subject matter of such Proceeding.

All  reasonable  fees  and  expenses  of  the  Indemnified  Party  (including  reasonable fees  and  expenses  to  the  extent  incurred  in  connection  with  investigating  or  preparing  to  defend such  Proceeding  in  a  manner  not  inconsistent  with  this  Section)  shall  be  paid  to  the  Indemnified

Party,  as  incurred,  within  ten  (10)  Business  Days  of  written  notice  thereof  to  the  Indemnifying

Party  (regardless  of  whether  it  is  ultimately  determined  that  an  Indemnified  Party  is  not  entitled

to   indemnification   hereunder;   provided,   that   the   Indemnifying   Party   may   require   such

Indemnified  Party  to  undertake  to  reimburse  all  such  fees  and  expenses  to  the  extent  it  is  finally judicially determined  that  such  Indemnified  Party  is  not  entitled  to  indemnification  hereunder  or pursuant to applicable law).

(d)

Contribution.   If  a  claim  for  indemnification  under  Section  6(a)  or  6(b)  is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to

enforce   such   indemnification   in   accordance   with   its   terms   (by  reason   of   public   policy  or

otherwise),  then  each  Indemnifying  Party,  in  lieu  of  indemnifying  such  Indemnified  Party,  shall contribute to the amount paid or payable by such  Indemnified Party as a result of such Losses, in such  proportion  as  is  appropriate  to  reflect  the  relative  fault  of  the  Indemnifying  Party  and

Indemnified  Party  in  connection  with  the  actions,  statements  or  omissions  that  resulted  in  such

Losses   as   well   as   any   other   relevant   equitable   considerations.   The   relative   fault   of   such

Indemnifying  Party  and  Indemnified  Party  shall  be  determined  by  reference  to,  among  other things,  whether  any  action  in  question,  including  any  untrue  or  alleged  untrue  statement  of  a material  fact  or  omission  or  alleged  omission  of  a  material  fact,  has  been  taken  or  made  by,  or

relates  to  information  supplied  by,  such   Indemnifying  Party  or   Indemnified  Party,  and  the

parties’  relative  intent,  knowledge,  access  to  information  and  opportunity  to  correct  or  prevent

such  action,  statement  or  omission.   The  amount  paid  or  payable  by  a  party  as  a  result  of  any

Losses  shall  be  deemed  to  include,  subject  to  the  limitations  set  forth  in  Section  6(c),  any reasonable  attorneys’  or  other  reasonable  fees  or  expenses  incurred  by  such  party  in  connection with  any  Proceeding  to  the  extent  such  party  would  have  been  indemnified  for  such  fees  or expenses  if  the  indemnification  provided  for  under  Section  6(a)  or  6(b)  was  available  to  such party  in  accordance  with  its  terms.  Notwithstanding  anything  to  the  contrary  contained  herein,

the Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does  not  exceed  the  net  proceeds  to  the  Holder  as  a  result  of  the  sale  of  Registrable  Securities pursuant to the Registration Statement.

The  parties  hereto  agree  that  it  would  not  be  just  and  equitable  if  contribution pursuant  to  this  Section  6(d)  were  determined  by  pro  rata  allocation  or  by  any  other  method  of

allocation   that   does   not   take   into   account   the   equitable   considerations   referred   to   in   the

immediately  preceding  paragraph.   No  Person  guilty  of  fraudulent  misrepresentation  (within  the meaning  of  Section  11(f)  of  the  Securities  Act)  shall  be  entitled  to  contribution  from  any Person who was not guilty of such fraudulent misrepresentation.

The   indemnity  and   contribution   agreements   contained   in   this   Section   are   in

addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.

Rule 144.

As  long  as  the  Holder  owns  Registrable  Securities,  the  Company  covenants  to timely file (or obtain extensions in respect thereof and file  within the applicable  grace period)  all reports  required  to  be  filed  by  the  Company  after  the  date  hereof  pursuant  to  Section  13(a)  or

15(d)  of  the  Exchange  Act  and  to  promptly  furnish  the  Holder  with  true  and  complete  copies  of all  such  filings.  As  long  as  the  Holder  owns  Registrable  Securities,  if  the  Company  is  not required  to  file  reports  pursuant  to  Section  13(a)  or  15(d)  of  the  Exchange  Act,  it  will  prepare

and   furnish   to   the   Holder   and   make   publicly   available   in   accordance   with   Rule   144(c)

promulgated  under  the  Securities  Act  annual  and  quarterly  financial  statements,  together  with  a discussion  and  analysis  of  such  financial  statements  in  form  and  substance  substantially  similar to  those  that  would  otherwise  be  required  to  be  included  in  reports  required  by  Section  13(a)  or

15(d)  of  the  Exchange  Act,  as  well  as  any other  information  required  thereby,  in  the  time  period

that  such  filings  would  have  been  required  to  have  been  made  under  the  Exchange  Act.   The

Company  further  covenants  that  it  will  take  such  further  action  as  the  Holder  may  reasonably request,  all  to  the  extent  required  from  time  to  time  to  enable  the  Holder  to  sell  Warrants,

Common  Shares  and  Warrant  Shares  without  registration  under  the  Securities  Act  within  the

limitation   of  the   exemptions   provided   by  Rule   144   promulgated   under   the   Securities   Act,

including  providing  any  legal  opinions  of  counsel  to  the  Company  referred  to  in  the  Purchase

Agreement.   Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

8.

Miscellaneous.

(a)

Remedies.  The  remedies  provided  in  this  Agreement  and  the  Purchase

Agreement  are  cumulative  and  not  exclusive of  any remedies  provided  by law.   In  the  event  of  a

breach  by  the  Company  or  by  the  Holder  of  any  of  their  obligations  under  this  Agreement,  the

Holder  or  the  Company,  as  the  case  may  be,  in  addition  to  being  entitled  to  exercise  all  rights granted  by  law  and  under  this  Agreement,  including  recovery  of  damages,  will  be  entitled  to specific performance of its rights under this Agreement.  The Company and the Holder agree that monetary  damages  would  not  provide  adequate  compensation  for  any  losses  incurred  by  reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event  of  any action  for  specific  performance in  respect  of  such  breach,  it  shall  waive  the  defense that a remedy at law would be adequate.

(b)

No   Inconsistent   Agreements.   Neither   the   Company   nor   any   of   its

Affiliates has as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or  after  the  date  of  this  Agreement,  enter  into,  any agreement  with  respect  to  its  securities  that  is inconsistent  with  the  rights  granted  to  the  Holder  in  this  Agreement  or  otherwise  conflicts  with the  provisions  hereof.  Without  limiting  the  generality  of  the  foregoing,  without  the  written consent  of  the  Holder,  the  Company  shall  not  grant  to  any  Person  the  right  to  request  the

Company  to  register  any  securities  of  the  Company  under  the  Securities  Act  if  the  rights  so granted  are  inconsistent  with  the  rights  granted  to  the  Holder  set  forth  herein,  or  otherwise prevent the Company with complying with all of its obligations hereunder.

(c)

No   Piggyback   on   Registrations.   Neither   the   Company  nor   any  of   its

security  holders  (other  than  the  Holder  in  such  capacity  pursuant  hereto)  may  include  securities of the Company in the Registration Statement.

(d)

Failure  to  File  Registration  Statement  and  Other  Events.  The  Company

and the Holder agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Required Filing Date or is not declared effective by the Commission on or prior

to   the   Effectiveness   Date   and   maintained   in   the   manner   contemplated   herein   during   the

Effectiveness  Period  or  if  certain  other  events  occur.  The  Company and  the Holder  further  agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly,

if  (i)  the  Registration  Statement  is  not  filed  on  or  prior  to  the  Required  Filing  Date,  or  is  not declared  effective  by the  Commission  on  or  prior  to  the  Effectiveness  Date,  or  (ii)  the  Company fails  to  file  with  the  Commission  a  request  for  acceleration  within  five  (5)  Business  Days  of  the date  that  the  Company  is  notified  (orally  or  in  writing,  whichever  is  earlier)  by  the  Commission that  a  Registration  Statement  will  not  be  “reviewed,”  or  not  subject  to  further  review,  or  (iii)  the

Registration  Statement  is  filed  with  and  declared  effective  by  the  Commission  but  thereafter

ceases   to   be  effective   or   available   as   to   all   Registrable   Securities   at   any  time   during  the

Effectiveness  Period,  without  being  succeeded   within  a  reasonable  period  by  a  subsequent

Registration Statement filed with and declared effective by the Commission, or (iv) the Company suspends  the  use  of  the  Prospectus  forming  a  part  of  such  Registration  Statement  for  more  than thirty (30) days in any period of 365 consecutive days if the Company suspends in reliance on its ability  to  do  so  due  to  the  existence  of  a  development  that,  in  the  good  faith  discretion  of  the

Board,  makes  it  appropriate  to  so  suspend  or  which  renders  the Company unable  to  comply with the Commission requirements, or the Company suspends the use of the Prospectus forming a part of  such  Registration  Statement  for  more  than  sixty  (60)  days  in  any  period  of  365  consecutive days  for  any  other  reason,  or  (v)  during  the  Effectiveness  Period,  trading  in  the  Warrants  or

Common  Stock  shall  be  suspended  for  any  reason  for  more  than  three  (3)  Business  Days  in  the aggregate,  or  (vi)  the  Company  breaches  in  a  material  respect  any  covenant  or  other  material

term   or   condition   in   the   Transaction   Documents   (other   than   a   representation   or   warranty

contained  therein)  or  any other  agreement,  document,  certificate  or  other  instrument  delivered  in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (vii) the Company has breached  Section  3(n)  of  this  Agreement  (any  such  failure  or  breach  being  referred  to  as  an

“Event”),  the  Company  shall  pay  as  liquidated  damages  for  such  failure  or  breach  and  not  as  a penalty  (the  “Liquidated  Damages”)  to  the  Holder  an  amount  equal  to  three  percent  (3%)  of  the purchase price of the Common Stock paid by the Holder pursuant to the Purchase Agreement for the  first  thirty (30)  day period,  and  two  percent  (2%)  of  such  purchase price for  each  subsequent thirty  (30)  day  period,  pro-rated  for  any  period  less  than  thirty  (30)  days,  following  the  Event until  the  applicable  Event  has  been  cured.  Payments  to  be  made  pursuant  to  this  Section  8(d)

shall be due and payable immediately upon demand in cash. The parties agree that the Liquidated

Damages  represent  a  reasonable  estimate  on  the  part  of  the  parties,  as  of  the  date  of  this

Agreement,  of  the  amount  of  damages  that  may  be  incurred  by  the  Holder  if  the  Registration

Statement  is  not  filed  on  or  prior  to  the  Required  Filing  Date  or  has  not  been  declared  effective

by   the   Commission   on   or   prior   to   the   Effectiveness   Date   and   maintained   in   the   manner

contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

(e)

Consent  to  Jurisdiction.  The  Company  and   each  Purchaser   (i)  hereby

irrevocably submit to the jurisdiction of the United States District Court for the Northern District

of  Texas  and  the  courts  of  the  State  of  Texas  located  in  Dallas  County  for  the  purposes  of  any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement,

and  (ii)  hereby  waive,  and  agree  not  to  assert  in  any  such  suit,  action  or  proceeding,  any  claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is  brought  in  an  inconvenient  forum  or  that  the  venue  of  the  suit,  action  or  proceeding  is improper.  The  Company  and  each  Purchaser  consent  to  process  being  served  in  any  such  suit,

action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it  under  this  Agreement  and  agrees  that  such  service  shall  constitute  good  and  sufficient  service

of  process  and  notice  thereof.   Nothing in  this  Section  8(e)  shall  affect  or  limit  any right  to  serve process in any other manner permitted by law.

(f)

Amendments  and  Waivers.  The  provisions  of  this  Agreement,  including the  provisions  of  this  sentence,  may  not  be  amended,  modified  or  supplemented,  and  waivers  or consents  to  departures  from  the  provisions  hereof  may  not  be  given,  unless  the  same  shall  be  in writing and signed by the Company and the Purchasers.

(g)

Notices.   Any   notices   required   or   permitted   to   be   given   under   this

Agreement  (and,  unless  otherwise  expressly  provided  therein,  under  any  document  delivered pursuant  to  this  Agreement)  shall  be  given  in  writing  and  shall  be  deemed  received  (i)  when personally delivered to the relevant party at such  party’s address as set forth below, (ii) if sent by mail  (which  must  be  certified  or  registered  mail,  postage  prepaid),  when  received  or  rejected  by the  relevant  party  at  such  party’s  address  indicated  below,  or  (iii)  if  sent  by  email  transmission,

when confirmation of delivery is received by the sending party.

(i)

if to the Company:

MediJane Holdings Inc.

2011 Ken Pratt Boulevard, Suite 300

Longmont, Colorado 80501

Attention:  Russell G. Stone, Chief Operating Officer

Email:  russell.stone@mjmd.net

with a copy to:

J.M. Walker & Associates

Attorneys At Law

7841 South Garfield Way

Centennial, Colorado 80122

Attention:  Jody M. Walker, Esq.

Email:  jmwlkr85@gmail.com

(ii)

if to any Purchaser:

At the address of such Purchaser set forth on Exhibit A to this

Agreement.

or  to  such  other  address  or  addresses  or  facsimile  number  or  numbers  as  any  such  party  may most recently have designated in writing to the other parties hereto by such notice.

(h)

Successors  and  Assigns.  This  Agreement  shall  be  binding  upon  and  inure to  the  benefit  of  the  parties  and  their  successors  and  permitted  assigns  and  shall  inure  to  the

benefit  of  the   Holder   and  its  successors  and   assigns.     The  Company  may  not   assign  this

Agreement  or  any  of  its  respective  rights  or  obligations  hereunder  without  the  prior  written

consent  of  the  Purchasers.   Each  Purchaser  may  assign  its  rights  hereunder  in  the  manner  and  to the Persons as permitted under the Purchase Agreement.

(i)

Assignment  of  Registration  Rights.  The  rights  of  the  Holder  hereunder,

including  the  right  to  have  the  Company  register  for  resale  Registrable  Securities  in  accordance with  the  terms  of  this  Agreement,  shall  be  assignable  by  each  Holder  to  any  transferee  of  the

Holder  of  all  or  a  portion  of  the  shares  of  Registrable  Securities  if:    (i)  the  Holder  agrees  in

writing  with  the  transferee  or  assignee  to  assign  such  rights,  and  a  copy  of  such  agreement  is furnished  to  the  Company  within  a  reasonable  time  after  such  assignment;  (ii)  the  Company  is,

within  a  reasonable  time  after  such  transfer  or  assignment,  furnished  with  written  notice  of  (A)

the  name  and  address  of  such  transferee or  assignee,  and  (B)  the  securities  with  respect  to  which

such   registration   rights   are   being   transferred   or   assigned;   (iii)   following   such   transfer   or

assignment  the  further  disposition  of  such  securities  by  the  transferee  or  assignees  is  restricted under  the  Securities  Act  and  applicable  state  securities  laws;  (iv)  at  or  before  the  time  the

Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee  agrees  in  writing  with  the  Company  to  be  bound  by  all  of  the  provisions  of  this

Agreement;  and  (v)  such  transfer  shall  have  been  made  in  accordance  with  the  applicable requirements  of  the  Purchase  Agreement  and  shall  be  for  no  less  than  10%  of  the  Registrable

Securities.   In  addition,  the  Holder  shall  have the  right  to  assign  its  rights  hereunder  to  any other

Person  with  the  prior  written  consent  of  the  Company,  which  consent  shall  not  be  unreasonably

withheld,  conditioned  or  delayed.    The  rights  to  assignment  shall  apply  to  the  Holder  (and  to

subsequent)  successors  and  assigns.   In  the  event  of  an  assignment  pursuant  to  this  Section  8(i),

the   Purchaser   shall   pay   all   incremental   costs   and   expenses   incurred   by   the   Company   in

connection  with  filing a  Registration  Statement  (or  an  amendment  to  the  Registration  Statement)

to  register  the  shares  of  Registrable  Securities  assigned  to  any  assignee  or  transferee  of  the

Purchaser.

(j)

Counterparts.   This   Agreement   may   be   executed   in   any   number   of

counterparts, each of which when so executed shall be deemed to be an original, and all of which

taken  together  shall  constitute  one  and  the  same  Agreement.   In  the  event  that  any  signature  is

delivered  by  facsimile  transmission,  such  signature  shall  create  a  valid  binding  obligation  of  the party  executing  (or  on  whose  behalf  such  signature  is  executed)  the  same  with  the  same  force and effect as if such facsimile signature were the original thereof.

(k)

Governing  Law.  This  Agreement  shall  be  governed  by  and  construed  in accordance  with  the  laws  of  the  State  of  Texas,  without  regard  to  principles  of  conflicts  of  law thereof.  This  Agreement  shall  not  be  interpreted  or  construed  with  any  presumption  against  the party causing this Agreement to be drafted.

(l)

Cumulative  Remedies.  The  remedies  provided  herein  are  cumulative  and not exclusive of any remedies provided by law.

(m)

Termination.  This  Agreement  shall  terminate  on  the  date  on  which  all remaining  Registrable  Securities  may  be  sold  without  restriction  pursuant  to  Rule  144  of  the

Securities Act.

(n)

Severability.   If   any   term,   provision,   covenant   or   restriction   of   this

Agreement  is  held  to  be  invalid,  illegal,  void  or  unenforceable  in  any  respect,  the  remainder  of the  terms,  provisions,  covenants  and  restrictions  set  forth  herein  shall  remain  in  full  force  and effect  and  shall  in  no  way  be  affected,  impaired  or  invalidated,  and  the  parties  hereto  shall  use

their   reasonable   efforts   to   find   and   employ   an   alternative   means   to   achieve   the   same   or

substantially   the   same   result   as   that   contemplated   by   such   term,   provision,   covenant   or

restriction.   It  is  hereby  stipulated  and  declared  to  be  the  intention  of  the  parties  that  they  would have  executed  the  remaining  terms,  provisions,  covenants  and  restrictions  without  including  any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)

Headings.  The headings herein are for convenience only, do not  constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN  WITNESS  WHEREOF,  the  parties  hereto  have  caused  this  Agreement  to  be duly executed by their respective authorized persons as of the date first indicated above.

MEDIJANE HOLDINGS INC.

By:

Name:  Ronald Lusk

Title:    President & Chief Executive Officer

[Signatures of Purchasers to follow on next pages.]

PURCHASERS:

YP HOLDINGS, LLC

By:

Michael W. Yurkowsky, Manager

EXHIBIT A

PURCHASERS

YP Holdings, LLC

6002 Costera Lane

Dallas, Texas  75248

Attn:  Michael W. Yurkowsky

Email: myurkowsky@yahoo.com

With a copy to:

Block & Garden, LLP

5949 Sherry Lane, Suite 900

Dallas, Texas  75225

Attn:  Warren W. Garden, Esq.

Email:  garden@bgvllp.com

A-1

EXHIBIT B

PLAN OF DISTRIBUTION

We  are  registering  the  shares  of  common  stock  and  the  warrants  on  behalf  of  the  selling stockholders.  The  common  stock  and  the  warrants  may  be  sold  in  one  or  more  transactions  at fixed  prices,  at  prevailing  market  prices  at  the  time  of  sale,  at  prices  related  to  the  prevailing market  prices,  at  varying  prices  determined  at  the  time  of  sale,  or  at  negotiated  prices.  These sales  may  be  effected  at  various  times  in  one  or  more  of  the  following  transactions,  or  in  other kinds of transactions:

    transactions  on  the  OTC  Markets  Group  or  on  any  national  securities  exchange  or  U.S.

inter-dealer  system  of  a  registered  national  securities  association  on  which  the  common stock and the warrants may be listed or quoted at the time of sale;

    in the over-the-counter market;

    in  private  transactions  and  transactions  otherwise  than  on  these  exchanges  or  systems  or in the over-the-counter market;

    in connection with short sales of the shares;

    by pledge to secure or in payment of debt and other obligations;

    through  the  writing  of  options,  whether  the  options  are  listed  on  an  options  exchange  or otherwise;

    in  connection  with  the  writing  of  non-traded  and  exchange-traded  call  options,  in  hedge transactions  and  in  settlement  of  other  transactions  in  standardized  or  over-the-counter options; or

    through a combination of any of the above transactions.

The  selling  stockholders  and  their  successors,  including  their  transferees,  pledgees  or donees or their successors, may sell the  common stock and the  warrants directly to  purchasers  or through  underwriters,  broker-dealers  or  agents,  who  may  receive  compensation  in  the  form  of discounts,  concessions  or  commissions  from  the  selling  stockholders  or  the  purchasers.  These discounts,  concessions  or  commissions  as  to  any  particular  underwriter,  broker-dealer  or  agent may be in excess of those customary in the types of transactions involved.

In  addition,  any  securities  covered  by  this  prospectus  which  qualify  for  sale  pursuant  to

Rule   144   of   the   Securities   Act   may  be  sold   under   Rule   144   rather   than   pursuant   to   this

prospectus.

The  selling  stockholders  may  from  time  to  time  pledge  or  grant  a  security  interest  in some  or  all  of  the  shares  of  common  stock  and  warrants  owned  by  them  and,  if  they  default  in the  performance  of  their  secured  obligations,  the  pledgees  or  secured  parties  may  offer  and  sell

B-1

the  shares  of  common  stock  from  time  to  time  under  this  prospectus  after  we  have  filed  an

amendment   to   this   prospectus   under   Rule   424(b)(3)   or   other   applicable   provision   of   the

Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The  selling  stockholders  also  may  transfer  the  shares  of  common  stock  and  warrants  in other  circumstances,  in  which  case  the  transferees,  pledgees  or  other  successors  in  interest  will be  the  selling  beneficial  owners  for  purposes  of  this  prospectus  and  may  sell  the  shares  of common  stock  and  warrants  from  time  to  time  under  this  prospectus  after  we  have  filed  an

amendment   to   this   prospectus   under   Rule   424(b)(3)   or   other   applicable   provision   of   the

Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The  selling  stockholders  and  any broker-dealers  or  agents  that  are  involved  in  selling  the shares  of  common  stock  and  warrants  may  be  deemed  to  be  “underwriters”  within  the  meaning

of  the  Securities  Act  in  connection  with  such  sales.   In  such  event,  any commissions  received  by

such  broker-dealers  or  agents  and  any  profit  on  the  resale  of  the  shares  of  common  stock  or warrants  purchased  by them  may be  deemed  to  be  underwriting  commissions  or  discounts  under the Securities Act.

We  entered  into  a  registration  rights  agreement  for  the  benefit  of  the  selling  stockholders to  register  the  common  stock  and  the  warrants  under  applicable  federal  and  state  securities  laws.

The  registration  rights  agreement  provides  for  cross-indemnification  of  the  selling  stockholders and  us  and  our  respective  directors,  officers  and  controlling  persons  against  specific  liabilities  in connection  with  the  offer  and  sale  of  the  common  stock  and  the  warrants,  including  liabilities under  the  Securities  Act.  We  will  pay  substantially  all  of  the  expenses  incurred  by  the  selling stockholders incident to the registration of the common stock and the warrants.

The  selling  stockholders  have  advised  us  that  they  have  not  entered  into  any  agreements,

understandings  or  arrangements  with  any  underwriters  or  broker-dealers  regarding  the  sale  of their  shares  of  common  stock  or  warrants,  nor  is  there  an  underwriter  or  coordinating  broker acting  in  connection  with  a  proposed  sale  of  shares  of  common  stock  or  warrants  by  any selling

stockholder.    If  we  are  notified  by  any  selling  stockholder  that  any  material  arrangement  has been  entered  into  with  a  broker-dealer  for  the  sale  of  shares  of  common  stock  or  warrants,  if

required,  we  will  file  a  supplement  to  this  prospectus.    If  the  selling  stockholders  use  this

prospectus  for  any  sale  of  the  shares  of  common  stock  or  warrants,  they  will  be  subject  to  the prospectus delivery requirements of the Securities Act.

The  anti-manipulation  rules  of  Regulation  M  under  the  Securities  Exchange  Act  may apply to sales of our common stock and activities of the selling stockholders.

B-2

EXHIBIT C

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]

_________________

_________________

_________________

Attn:  ____________

Re:

MediJane Holdings Inc.

Ladies and Gentlemen:

We  are  counsel  to  MediJane  Holdings  Inc.,  a  Nevada  corporation  (the  “Company”),  and have  represented  the  Company  in  connection  with  that  certain  Securities  Purchase  Agreement  (the

“Purchase  Agreement”),  dated  as  of  September  [●],  2014,  by  and  among  the  Company  and  the purchasers  (the  “Purchasers”  and  the  “Holders”)  named  therein  pursuant  to  which  the  Company issued  to  the  Purchasers  shares  (the  “Shares”)  of  its  Common  Stock,  $0.001  par  value.  Pursuant  to the  Purchase  Agreement,  the  Company  has  also  entered  into  a  Registration  Rights  Agreement  with the  Purchasers  (the  “Registration  Rights  Agreement”),  dated  as  of  September  [●],  2014,  pursuant to  which  the  Company  agreed,  among  other  things,  to  register  the  Registrable  Securities  (as  defined in  the  Registration  Rights  Agreement),  including  the  Shares,  under  the  Securities  Act  of  1933,  as amended  (the  “1933  Act”).  In  connection  with  the  Company’s  obligations  under  the  Registration

Rights  Agreement,  on  [●],  2014,  the  Company  filed  a  Registration  Statement  on  Form  S-3  (File  No.

[●])  (the  “Registration  Statement”)  with  the  Securities  and  Exchange  Commission  (the  “SEC”)

relating  to  the  resale  of  the  Registrable  Securities  which  names  the  Holders  as  selling  stockholders thereunder.

In  connection  with  the  foregoing,  we  advise  you  that  a  member  of  the  SEC’s  staff  has advised  us  by  telephone  that  the  SEC  has  entered  an  order  declaring  the  Registration  Statement effective  under  the  1933  Act  at  [ENTER  TIME  OF  EFFECTIVENESS]  on  [ENTER  DATE  OF

EFFECTIVENESS]  and we  have  no  knowledge,  after  telephonic  inquiry of a  member  of the  SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose  are  pending  before,  or  threatened  by,  the  SEC  and,  accordingly,  the  Registrable  Securities are  available  for  resale  under  the  1933  Act  in  the  manner  specified  in,  and  pursuant  to  the  terms  of,

the Registration Statement.

Very truly yours,

By:

cc:

[PURCHASERS]

C-1

EXHIBIT E

FORM OF LOCK-UP AGREEMENT

E-1

LOCK-UP AGREEMENT1

Lock-Up  Agreement  (this  “Agreement”)  is  entered  into  as  of  September  [●],  2014,  by

and   between   MediJane   Holdings   Inc.,   a   Nevada   corporation   (the   “Company”),   and   the

shareholder of the Company named on the signature page hereof (the “Shareholder”).

RECITALS:

A.

The  Company  and  certain  purchasers  (the  “Purchasers”),  have  entered  into  a

Securities  Purchase  Agreement  dated  as  of  September  [●],  2014  (the  “Purchase  Agreement”),

pursuant  to  which  the  Purchasers  have  agreed  to  purchase,  and  the  Company  has  agreed  to  sell,

shares  of  the  Company’s  common  stock,  par  value  $0.001  per  share  (the “Common  Stock”),  and warrants to purchase shares of Common Stock.

B.

Shareholder  is  a  shareholder  of  the  Company  and  owns  and/or  controls  shares  of

Common Stock (the “Shares”).

C.

As   a   condition   to   the   Purchasers   entering   into   the   Purchase   Agreement,

Shareholder has agreed to the lock-up set forth in Section 1 hereof.

D.

Capitalized  terms  used  in  this  Agreement  but  not  otherwise  defined  herein  shall have the meanings ascribed to such terms in the Purchase Agreement.

AGREEMENTS:

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Lock-Up.  Shareholder  hereby  agrees  that,  except  as  set  forth  in  Section  2  below,

from  the  date  hereof  until  the  90th  day  following  the  date  that  the  Registration  Statement  is declared  effective  by  the  Commission  (the  “Lock-up  Period”),  without  the  prior  written  consent of  the  Company  and  the  Purchasers,  he  will  not  offer,  pledge,  sell,  contract  to  sell,  grant  any options  for  the  sale  of  or  otherwise  transfer,  distribute  or  dispose  of,  directly  or  indirectly

(collectively  “Dispose  of”),  any  Shares  (the  “Lock-up”).  On  and  after  the  1st  day  following  the last day of the Lock-up Period, no Shares shall be subject to the Lock-up.

2.

Permitted  Dispositions.  The  following  dispositions  of  Shares  shall  not  be  subject to the Lock-up set forth in Section 1:

(a)

Shareholder  may  Dispose  of  Shares  to  his  spouse,  siblings,  parents  or  any natural  or  adopted  children  or  other  descendants  or  to  any  personal  trust  in  which  any such family member or Shareholder retains the entire beneficial interest;

1   To   be   executed   by   each   of   Ronald   Lusk,   Lewis   Humer,   Caduceus   Industries   LLC,   and   Phoenix   Bio

Pharmaceuticals Corporation.

1

(b)

Shareholder  may  Dispose  of  Shares  on  his  death  to  Shareholder’s  estate,

executor,   administrator   or   personal   representative   or   to   Shareholder’s   beneficiaries

pursuant to a devise or bequest or by laws of descent and distribution;

(c)

Shareholder  may  Dispose  of  Shares  as  a  gift  or  other  transfer  without consideration; and

(d)

Shareholder may make a bona fide pledge of Shares to a lender;

provided,  however,  that  in  the  case  of  any transfer  of  Shares  pursuant  to  clauses  (a),  (c),  and  (d),

the  transferor  shall,  at  the  request  of  the  Company,  provide  evidence  (which  may  include,

without  limitation,  an  opinion  of  counsel  satisfactory  in  form,  scope  and  substance  to  the

Company in its sole discretion as the issuer thereof) satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act of 1933, as amended.

In the event Shareholder Disposes of Shares described in this Section 2, such Shares shall remain  subject  to  this  Agreement  and,  as  a  condition  of  the  validity  of  such  disposition,  the transferee  shall  be  required  to  execute  and  deliver  a  counterpart  of  this  Agreement.  Thereafter,

such transferee shall be deemed to be the Shareholder for purposes of this Agreement.

3.

Miscellaneous.

(a)

Amendments  and  Waivers.  The  provisions  of  this  Agreement  may  not  be amended,  modified  or  supplemented,  and  waivers  or  consents  to  departures  from  the  provisions

hereof  may  not  be   given  other  than   as  initially  agreed  upon   in  writing  by  the   Company,

Shareholder and the Purchasers.

(b)

Successors and Assigns. Shareholder shall not assign any rights or benefits under this Agreement without the prior written consent of the Company and the Purchasers.

(c)

Counterparts.  This  Agreement  may  be  executed  in  a  number  of  identical counterparts  and  it  shall  not  be  necessary  for  the  Company  and  Shareholder  to  execute  each  of such  counterparts,  but  when  each  has  executed  and  delivered  one  or  more  of  such  counterparts,

the   several   parts,   when   taken   together,   shall   be   deemed   to   constitute   one   and   the   same

instrument,  enforceable  against  each  in  accordance  with  its  terms.    In  making  proof  of  this

Agreement,  it  shall  not  be  necessary  to  produce  or  account  for  more  than  one  such  counterpart executed by the party against whom enforcement of this Agreement is sought.

(d)

Headings.   The   headings   in   this   Agreement   are   for   convenience   of

reference only and shall not limit or otherwise affect the meaning hereof.

(e)

Governing  Law;  Venue.  THIS  AGREEMENT  SHALL  BE  GOVERNED

BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS,

WITHOUT   REGARD   TO   PRINCIPLES   OF   CONFLICTS   OR   CHOICE   OF   LAW.   The

2

Company  and  Shareholder  (i)  hereby  irrevocably  submit  to  the  non-exclusive  jurisdiction  of  the

United States District Court sitting in the Northern District of Texas and the courts of the State of

Texas  located  in  Dallas  County  for  the  purposes  of  any  suit,  action  or  proceeding  arising  out  of or  relating  to  this  Agreement,  and  (ii)  hereby  waive,  and  agree  not  to  assert  in  any  such  suit,

action  or  proceeding,  any  claim  that  he  or  it  is  not  personally  subject  to  the  jurisdiction  of  such court,  that  the  suit, action  or  proceeding is  brought  in  an inconvenient  forum  or  that the  venue  of the suit, action or proceeding is improper.

(f)

Severability.  If  any  provision  of  this  Agreement  is  held  to  be  illegal,

invalid   or   unenforceable   under   present   or   future   laws   effective   during   the   term   of   this

Agreement,  such  provision  shall  be  fully  severable;  this  Agreement  shall  be  construed  and enforced  as  if  such  illegal,  invalid  or  unenforceable  provision  had  never  comprised  a  part  of  this

Agreement;  and  the  remaining  provisions  of  this  Agreement  shall  remain  in  full  force  and  effect and  shall  not  be  affected  by  the  illegal,  invalid  or  unenforceable  provision  or  by  its  severance

from   this   Agreement.   Furthermore,   in   lieu   of   each   such   illegal,   invalid   or   unenforceable

provision, there shall be added automatically as a part of this Agreement a provision as similar in terms  to  such  illegal,  invalid  or  unenforceable  provision  as  may  be  possible  and  be  legal,  valid and enforceable.

(g)

Entire  Agreement.  This  Agreement  is  intended  by  the  Company  and  the

Shareholder  as  a  final  expression  of  their  agreement  and  is  intended  to  be  a  complete  and

exclusive   statement   of   their   agreement   and   understanding  in   respect   of   the   subject   matter

contained  herein.   This  Agreement  supersedes  all  prior  agreements  and  understandings  between the Company and the Shareholder with respect to such subject matter.

(h)

Third  Party  Beneficiaries.  This  Agreement  is  intended  for  the  benefit  of the  Company,  Shareholder  and  the  Purchasers  and  their  respective  successors  and  permitted assigns  and  is  not  for  the  benefit  of,  nor  may  any  provision  hereof  be  enforced  by,  any  other person  or  entity.  The  Company  and  Shareholder  each  specifically  acknowledge  and  agree  that each Purchaser is a third party beneficiary of this Agreement.

[Remainder of page intentionally left blank. Signature pages to follow.]

3

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MEDIJANE HOLDINGS INC.

By:

Ronald Lusk, President & CEO

“SHAREHOLDER”:

Name:

By:

(signature)

Title of signatory:

(if not an individual)

4

Schedule 2.1(b)

Further Consent or Authorization by Board of Directors or Shareholders

None

Schedule 2.1(c)

Currently Issued and Outstanding Shares

There are 84,640,300 common shares issued and outstanding as of September 8, 2014.

Schedule 2.1(f)

Timely Filing of Reports

Not Applicable

Schedule 2.1(g)

Subsidiaries

Medi Holdings Inc.

Medi Sales (CA) Inc.

Schedule 2.1(i)

Undisclosed Liabilities

None

Schedule 2.1(j)

Undisclosed Events or Circumstances

None

Schedule 2.1(k)

Indebtedness/Default of Indebtedness

None

Schedule 2.1(l)

Titles to Assets

Not applicable

Schedule 2.1(m)

Actions Pending

A  former  employee,  Franceen  Reeves,  is  disputing  her  employment  termination.   Total

maximum  exposure  is  approximately  $20,000.    However,  the  Company  believes  this  will  be

resolved for not more than $10,000.

Schedule 2.1(n)

Compliance with Law

The  production  and  sale  of  cannabis  is  only  legal  under  state  law.  The  Company  is  a publicly  traded  company  in  the  cannabis  space.  While  there  is  a  shift  in  regulations  and  laws,

growing  public  support  and  less  perceived  risk  in  general,  Federal  regulation  and  laws  prohibit the production and sale of cannabis.

Schedule 2.1(o)

Taxes

Not applicable

Schedule 2.1(r)

Intellectual Property

No exceptions

Schedule 2.1(s)

Environmental Compliance

No exceptions

Schedule 2.1(u)

Material Agreements

No exceptions

Schedule 2.1(v)

Transactions with Affiliates

No exceptions

Schedule 2.1(x)

Governmental Approvals

Not applicable

Schedule 2.1(y)

Employees

See Schedule 2.1(m)

Schedule 2.1(z)

Absence of Certain Developments

None

Schedule 2.1(aa)

Use of Proceeds

Payroll

$60,000

Inventory

$100,000

Packaging & Fulfillment

$8,000

Rent – Facilities CO/CA

$8,000

Legal, Accounting, Audit

$37,500

Marketing

$10,000

Consultant

$10,000

Compliance

$20,000

Security/Distribution Fee

$10,000

Travel Expenses

$5,000

Convertible Takeout

$187,500

Aged Payables

$76,000

Miscellaneous

$20,000

Commissions

$48,000

Total

$600,000